Exhibit 2.253

TWELFTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

COLLECTABLE SPORTS ASSETS, LLC

THIS TWELFTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE SPORTS ASSETS, LLC (the “Company”), dated effective as of June 28, 2021 (this “Amendment”), is made and entered into by the Members of the Company who have executed this Amendment.

RECITALS

WHEREAS, the Company is governed by that certain Amended and Restated Operating Agreement, dated as of July 7, 2020 (the “the Original Operating Agreement”), as amended by that certain First Amendment to Limited Liability Company Agreement dated as of August 31, 2020 (the “First Amendment”), as further amended by that certain Second Amendment to Limited Liability Company Agreement dated as of September 14, 2020 (the “Second Amendment”), as further amended by that certain Third Amendment to Limited Liability Company Agreement dated as of September 28, 2020 (the “Third Amendment”), as further amended by that certain Fourth Amendment to Limited Liability Company Agreement dated as of October 12, 2020 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to Limited Liability Company Agreement dated as of November 4, 2020 (the “Fifth Amendment”), as further amended by that certain Sixth Amendment to Limited Liability Company Agreement dated as of December 11, 2020 (the “Sixth Amendment”), as further amended by that certain Seventh Amendment to Limited Liability Company Agreement dated as of December 28, 2020 (the “Seventh Amendment”), as further amended by that certain Eighth Amendment to Limited Liability Company Agreement dated as of January 26, 2021 (the “Eighth Amendment”), as further amended by that certain Ninth Amendment to Limited Liability Company Agreement dated as of March 10, 2021 (the “Ninth Amendment”), as further amended by that certain Tenth Amendment to Limited Liability Company Agreement dated as of April 15, 2021 (the “Tenth Amendment”), as further amended by that certain Eleventh Amendment to Limited Liability Company Agreement dated as of May 7, 2021 (the “Eleventh Amendment”) and, together with the Original Operating Agreement, the “Existing Operating Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given them in the Existing Operating Agreement.

WHEREAS, the Company wishes to amend the Existing Operating Agreement to delete fifteen Series, to add seventy-three additional Series to be issued by the Company and to amend the terms of eleven existing Series that may be issued by the Company.

WHEREAS, pursuant to section 12.1 of the Existing Operating Agreement, the Managing Member, without the consent of any Economic Member, may amend any of the terms of the Existing Operating Agreement.

Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 12

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Operating Agreement is hereby amended as follows:

1.            The Table of Contents to the Existing Operating Agreement is amended to:

(a) delete “Exhibit 9 – Series Designation for Series #LUKAOOKIE, a series of Collectable Sports Assets, LLC”, “Exhibit 16 – Series Designation for Series #ALCINDORUCLAJACKET, a series of Collectable Sports Assets, LLC”, “Exhibit 21 – Series Designation for Series #LAMARJACKSONBASKET, a series of Collectable Sports Assets, LLC”, “Exhibit 25 – Series Designation for Series #SEAVER1971PSA10, a series of Collectable Sports Assets, LLC”, “Exhibit 54 – Series Designation for Series #TATISGOLDREFRACTOR9.5, a series of Collectable Sports Assets, LLC”, “Exhibit 55 – Series Designation for Series #DURANTEXQUISITE, a series of Collectable Sports Assets, LLC”, “Exhibit 71 – Series Designation for Series #JORDANLEBRONMELOTRIPLELOGOMA, a series of Collectable Sports Assets, LLC”, “Exhibit 108 – Series Designation for Series # JACKIEROBINSON48LEAF7, a series of Collectable Sports Assets, LLC”, “Exhibit 109 – Series Designation for Series # ALIOLYMPICBLAZER, a series of Collectable Sports Assets, LLC”, “Exhibit 110 – Series Designation for Series #HONUSWAGNERT206A, a series of Collectable Sports Assets, LLC”, “Exhibit 140 – Series Designation for Series #LEBRONCHROMEBGS10, a series of Collectable Sports Assets, LLC”, “Exhibit 142 – Series Designation for Series #MANTLE51BOWMAN8, a series of Collectable Sports Assets, LLC”, “Exhibit 148 – Series Designation for Series #LEBRONWADEBOSHROOKIEMATRIX, a series of Collectable Sports Assets, LLC”, “Exhibit 198 – Series Designation for Series #YOGIBERRARCPSA9, a series of Collectable Sports Assets, LLC”, and Exhibit 200 – Series Designation for Series #MAGICBIRDDRJPSA9, a series of Collectable Sports Assets, LLC” and replace each of them with “[INTENTIONALLY OMITTED]”; and

(b)         add the following immediately below the references to the Exhibits on page 4:

“Exhibit 242	- Series Designation	SERIES #DIRKNOWITZKIBASKET
Exhibit 243	- Series Designation	SERIES #LEBRONEXESSENTIALCREDENTIALSBGS9.5
Exhibit 244	- Series Designation	SERIES #TREVORLAWRENCELEAFBASKET
Exhibit 245	- Series Designation	SERIES #GARNETTSTOUDEMIREDUALLOGOMAN
Exhibit 246	- Series Designation	SERIES #JORDANMAGICDUALJERSEYAUTOSBGS9
Exhibit 247	- Series Designation	SERIES #RUTH1914BALTIMORENEWSSGC3
Exhibit 248	- Series Designation	SERIES #MAHOMESSBTICKET
Exhibit 249	- Series Designation	SERIES #MAHOMESGOLDPRIZM
Exhibit 250	- Series Designation	SERIES #LUKANT1010
Exhibit 251	- Series Designation	SERIES #1916THORPE
Exhibit 252	- Series Designation	SERIES #48LEAFRUTHSGC8
Exhibit 253	- Series Designation	SERIES #48LEAFPAIGE3.5
Exhibit 254	- Series Designation	SERIES #85TIFFANYCLEMENS
Exhibit 255	- Series Designation	SERIES #TRAEGOLDPRIZM
Exhibit 256	- Series Designation	SERIES #ORANGEDOMINGUEZ
Exhibit 257	- Series Designation	SERIES #MAHOMESGOLDNT
Exhibit 258	- Series Designation	SERIES #LUKACRACKEDICE
Exhibit 259	- Series Designation	SERIES #JORDANEXQUISITE8.5FLASHBACK
Exhibit 260	- Series Designation	SERIES #PURPLEMOOKIE
Exhibit 261	- Series Designation	SERIES #JOSHALLENNTBASKET

Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 12

Exhibit 262	- Series Designation	SERIES #LEBRONEXQUISITEBASKET
Exhibit 263	- Series Designation	SERIES #KAREEMPOINTSRECORDBALL
Exhibit 264	- Series Designation	SERIES #JACKIEROBINSON1952TOPPSPSA8.5
Exhibit 265	- Series Designation	SERIES #WILLIEMAYS1968JERSEY
Exhibit 266	- Series Designation	SERIES #WILTCHAMBERLAINLAKERSROADJERSEY
Exhibit 267	- Series Designation	SERIES #BRADYCONTENDERS9.5
Exhibit 268	- Series Designation	SERIES #CURRYREFRACTOR9.5
Exhibit 269	- Series Designation	SERIES #JORDANLASTDANCESNEAKERS
Exhibit 270	- Series Designation	SERIES #SCOTTIEPIPPENLASTDANCESNEAKERS
Exhibit 271	- Series Designation	SERIES #PEYTONMANNINGMVPHELMET
Exhibit 272	- Series Designation	SERIES #CHICAGOBULLSDYNASTYHARDWOOD
Exhibit 273	- Series Designation	SERIES #PAULPIERCE05ASGSNEAKERS
Exhibit 274	- Series Designation	SERIES #PAULPIERCE09ASGJERSEY
Exhibit 275	- Series Designation	SERIES #LINSANITYKNICKSJERSEY
Exhibit 276	- Series Designation	SERIES #YAOMINGFINALGAMESNEAKERS
Exhibit 277	- Series Designation	SERIES #HAKEEMOLAJUWON96-97ROADJERSEY
Exhibit 278	- Series Designation	SERIES #CHARLESBARKLEYSUNSJERSEY
Exhibit 279	- Series Designation	SERIES #TRAEYOUNGFIRSTCAREERSTARTJERSEY
Exhibit 280	- Series Designation	SERIES #ALEXRODRIGUEZ09WSUNIFORM
Exhibit 281	- Series Designation	SERIES #MICHAELJORDANFINALGAMESHORTS
Exhibit 282	- Series Designation	SERIES #JORDANFINALGAMEWARMUPSHIRT
Exhibit 283	- Series Designation	SERIES #KEVINDURANTHSJERSEY
Exhibit 284	- Series Designation	SERIES #IMKEVINDURANTWARRIORSJERSEY
Exhibit 285	- Series Designation	SERIES #LONZOBALLUCLAJERSEY
Exhibit 286	- Series Designation	SERIES #EMBIIDFIRST50POINTGAMEJERSEY
Exhibit 287	- Series Designation	SERIES #PAULPIERCE2010ASGJERSEY
Exhibit 288	- Series Designation	SERIES #PAULPIERCE2012ASGJERSEY
Exhibit 289	- Series Designation	SERIES #TIMDUNCANPMGGREEN
Exhibit 290	- Series Designation	SERIES #CHRISBOSHGAMEWORNRAPTORSSNEAKERS
Exhibit 291	- Series Designation	SERIES #TIMDUNCANSPURSJERSEY
Exhibit 292	- Series Designation	SERIES #STEPHCURRYSNEAKERS
Exhibit 293	- Series Designation	SERIES #LEBRONJAMES2010WARMUPSHIRT
Exhibit 294	- Series Designation	SERIES #DIRKNOWITZKIJERSEY
Exhibit 295	- Series Designation	SERIES #GARNETTSTPATRICKSDAYCELTICSJERSEY
Exhibit 296	- Series Designation	SERIES #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH
Exhibit 297	- Series Designation	SERIES #KOBEFINALSEASONSNEAKERS
Exhibit 298	- Series Designation	SERIES #KYRIEIRVINGNETSDEBUTSNEAKERS
Exhibit 299	- Series Designation	SERIES #KOBEBRYANTFINALASGBALL
Exhibit 300	- Series Designation	SERIES #KOBEBRYANT2001WARMUPJACKET
Exhibit 301	- Series Designation	SERIES #KOBEBRYANTROOKIESNEAKERS
Exhibit 302	- Series Designation	SERIES #KOBEBRYANTJORDAN03-04SNEAKERS
Exhibit 303	- Series Designation	SERIES #KARLMALONE1992JAZZJERSEY
Exhibit 304	- Series Designation	SERIES #MBAPPEORANGECHROME9.5
Exhibit 305	- Series Designation	SERIES #MAHOMESCAMOPSA10
Exhibit 306	- Series Designation	SERIES #LEBRONMELOBOSH2008TRIPLELOGOMAN
Exhibit 307	- Series Designation	SERIES #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY
Exhibit 308	- Series Designation	SERIES #LEBRON07-08CAVSJERSEY
Exhibit 309	- Series Designation	SERIES #IVERSONMVPJERSEY
Exhibit 310	- Series Designation	SERIES #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS
Exhibit 311	- Series Designation	SERIES #KOBEBRYANTFIRSTWHITE#24JERSEY
Exhibit 312	- Series Designation	SERIES #EDDIEPLANKT206PSA4
Exhibit 313	- Series Designation	SERIES #GIANNIS48POINTGAMESNEAKERS
Exhibit 314	- Series Designation	SERIES #JACKIELEAF3.5”

Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 12

2.            Section 15.11(a) of the Existing Operating Agreement is amended to

(a)  delete the following exhibits numbers and series designations: “(9) – Series Designation #LUKAOOKIE”; “(16) – Series Designation #ALCINDORUCLAJACKET”; “(21) – Series Designation #LAMARJACKSONBASKET”; “(25) – Series Designation #SEAVER1971PSA10”; “(54) – Series Designation #TATISGOLDREFRACTOR9.5”; “(55) – Series Designation #DURANTEXQUISITE”; “(71) – Series Designation #JORDANLEBRONMELOTRIPLELOGOMA”; “(108) – Series Designation # JACKIEROBINSON48LEAF7”; “(109) – Series Designation # ALIOLYMPICBLAZER”; “(110) – Series Designation #HONUSWAGNERT206A”; “(140) – Series Designation #LEBRONCHROMEBGS10”; “(142) – Series Designation #MANTLE51BOWMAN8”; “(148) – Series Designation #LEBRONWADEBOSHROOKIEMATRIX”; “(198) – Series Designation #YOGIBERRARCPSA9”; and (200) – Series Designation #MAGICBIRDDRJPSA9” and replace each of them with “[INTENTIONALLY OMITTED]”; and

(b) delete the “and” that appears at the end of current subsection (240); to replace the “.”” that appears at the end of current subsection (241) with a “;”, and to add the following immediately below subsection (241) thereof:

"'(242)	- Series Designation	#DIRKNOWITZKIBASKET;
(243)	- Series Designation	#LEBRONEXESSENTIALCREDENTIALSBGS9.5;
(244)	- Series Designation	#TREVORLAWRENCELEAFBASKET;
(245)	- Series Designation	#GARNETTSTOUDEMIREDUALLOGOMAN;
(246)	- Series Designation	#JORDANMAGICDUALJERSEYAUTOSBGS9;
(247)	- Series Designation	#RUTH1914BALTIMORENEWSSGC3;
(248)	- Series Designation	#MAHOMESSBTICKET;
(249)	- Series Designation	#MAHOMESGOLDPRIZM;
(250)	- Series Designation	#LUKANT1010;
(251)	- Series Designation	#1916THORPE;

Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 12

(252)	- Series Designation	#48LEAFRUTHSGC8;
(253)	- Series Designation	#48LEAFPAIGE3.5;
(254)	- Series Designation	#85TIFFANYCLEMENS;
(255)	- Series Designation	#TRAEGOLDPRIZM;
(256)	- Series Designation	#ORANGEDOMINGUEZ;
(257)	- Series Designation	#MAHOMESGOLDNT;
(258)	- Series Designation	#LUKACRACKEDICE;
(259)	- Series Designation	#JORDANEXQUISITE8.5FLASHBACK;
(260)	- Series Designation	#PURPLEMOOKIE;
(261)	- Series Designation	#JOSHALLENNTBASKET;
(262)	- Series Designation	#LEBRONEXQUISITEBASKET;
(263)	- Series Designation	#KAREEMPOINTSRECORDBALL;
(264)	- Series Designation	#JACKIEROBINSON1952TOPPSPSA8.5;
(265)	- Series Designation	#WILLIEMAYS1968JERSEY;
(266)	- Series Designation	#WILTCHAMBERLAINLAKERSROADJERSEY;
(267)	- Series Designation	#BRADYCONTENDERS9.5;
(268)	- Series Designation	#CURRYREFRACTOR9.5;
(269)	- Series Designation	#JORDANLASTDANCESNEAKERS;
(270)	- Series Designation	#SCOTTIEPIPPENLASTDANCESNEAKERS;
(271)	- Series Designation	#PEYTONMANNINGMVPHELMET;
(272)	- Series Designation	#CHICAGOBULLSDYNASTYHARDWOOD;
(273)	- Series Designation	#PAULPIERCE05ASGSNEAKERS;
(274)	- Series Designation	#PAULPIERCE09ASGJERSEY;
(275)	- Series Designation	#LINSANITYKNICKSJERSEY;
(276)	- Series Designation	#YAOMINGFINALGAMESNEAKERS;
(277)	- Series Designation	#HAKEEMOLAJUWON96-97ROADJERSEY;
(278)	- Series Designation	#CHARLESBARKLEYSUNSJERSEY;
(279)	- Series Designation	#TRAEYOUNGFIRSTCAREERSTARTJERSEY;
(280)	- Series Designation	#ALEXRODRIGUEZ09WSUNIFORM;
(281)	- Series Designation	#MICHAELJORDANFINALGAMESHORTS;
(282)	- Series Designation	#JORDANFINALGAMEWARMUPSHIRT;
(283)	- Series Designation	#KEVINDURANTHSJERSEY;
(284)	- Series Designation	#IMKEVINDURANTWARRIORSJERSEY;
(285)	- Series Designation	#LONZOBALLUCLAJERSEY;
(286)	- Series Designation	#EMBIIDFIRST50POINTGAMEJERSEY;
(287)	- Series Designation	#PAULPIERCE2010ASGJERSEY;
(288)	- Series Designation	#PAULPIERCE2012ASGJERSEY;
(289)	- Series Designation	#TIMDUNCANPMGGREEN;
(290)	- Series Designation	#CHRISBOSHGAMEWORNRAPTORSSNEAKERS;

Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 12

(291)	- Series Designation	#TIMDUNCANSPURSJERSEY;
(292)	- Series Designation	#STEPHCURRYSNEAKERS;
(293)	- Series Designation	#LEBRONJAMES2010WARMUPSHIRT;
(294)	- Series Designation	#DIRKNOWITZKIJERSEY;
(295)	- Series Designation	#GARNETTSTPATRICKSDAYCELTICSJERSEY;
(296)	- Series Designation	#DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH;
(297)	- Series Designation	#KOBEFINALSEASONSNEAKERS;
(298)	- Series Designation	#KYRIEIRVINGNETSDEBUTSNEAKERS;
(299)	- Series Designation	#KOBEBRYANTFINALASGBALL;
(300)	- Series Designation	#KOBEBRYANT2001WARMUPJACKET;
(301)	- Series Designation	#KOBEBRYANTROOKIESNEAKERS;
(302)	- Series Designation	#KOBEBRYANTJORDAN03-04SNEAKERS;
(303)	- Series Designation	#KARLMALONE1992JAZZJERSEY;
(304)	- Series Designation	#MBAPPEORANGECHROME9.5;
(305)	- Series Designation	#MAHOMESCAMOPSA10;
(306)	- Series Designation	#LEBRONMELOBOSH2008TRIPLELOGOMAN;
(307)	- Series Designation	#LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY;
(308)	- Series Designation	#LEBRON07-08CAVSJERSEY;
(309)	- Series Designation	#IVERSONMVPJERSEY;
(310)	- Series Designation	#LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS;
(311)	- Series Designation	#KOBEBRYANTFIRSTWHITE#24JERSEY;
(312)	- Series Designation	#EDDIEPLANKT206PSA4;
(313)	- Series Designation	#GIANNIS48POINTGAMESNEAKERS; and
(314)	- Series Designation	#JACKIELEAF3.5."

3.            Section 15.11(b) of the Existing Operating Agreement is amended to change the reference from “Exhibits 1-241” to “Exhibits 1-316”.

4.            Signature blocks for each of: #LUKAOOKIE; #ALCINDORUCLAJACKET; #LAMARJACKSONBASKET; #SEAVER1971PSA10; #TATISGOLDREFRACTOR9.5; #DURANTEXQUISITE; #JORDANLEBRONMELOTRIPLELOGOMA; #JACKIEROBINSON48LEAF7; #ALIOLYMPICBLAZER; #HONUSWAGNERT206A; #LEBRONCHROMEBGS10; #MANTLE51BOWMAN8; #LEBRONWADEBOSHROOKIEMATRIX; #YOGIBERRARCPSA9; and #MAGICBIRDDRJPSA9 shall be deleted from the signature page(s) of the Existing Operating Agreement.

Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 12

5.            Signature blocks for each of: SERIES #DIRKNOWITZKIBASKET; SERIES #LEBRONEXESSENTIALCREDENTIALSBGS9.5; SERIES #TREVORLAWRENCELEAFBASKET; SERIES #GARNETTSTOUDEMIREDUALLOGOMAN; SERIES #JORDANMAGICDUALJERSEYAUTOSBGS9; SERIES #RUTH1914BALTIMORENEWSSGC3; SERIES #MAHOMESSBTICKET; SERIES #MAHOMESGOLDPRIZM; SERIES #LUKANT1010; SERIES #1916THORPE; SERIES #48LEAFRUTHSGC8; SERIES #48LEAFPAIGE3.5; SERIES #85TIFFANYCLEMENS; SERIES #TRAEGOLDPRIZM; SERIES #ORANGEDOMINGUEZ; SERIES #MAHOMESGOLDNT; SERIES #LUKACRACKEDICE; SERIES #JORDANEXQUISITE8.5FLASHBACK; SERIES #PURPLEMOOKIE; SERIES #JOSHALLENNTBASKET; SERIES #LEBRONEXQUISITEBASKET; SERIES #KAREEMPOINTSRECORDBALL; SERIES #JACKIEROBINSON1952TOPPSPSA8.5; SERIES #WILLIEMAYS1968JERSEY; SERIES #WILTCHAMBERLAINLAKERSROADJERSEY; SERIES #BRADYCONTENDERS9.5; SERIES #CURRYREFRACTOR9.5; SERIES #JORDANLASTDANCESNEAKERS; SERIES #SCOTTIEPIPPENLASTDANCESNEAKERS; SERIES #PEYTONMANNINGMVPHELMET; SERIES #CHICAGOBULLSDYNASTYHARDWOOD; SERIES #PAULPIERCE05ASGSNEAKERS; SERIES #PAULPIERCE09ASGJERSEY; SERIES #LINSANITYKNICKSJERSEY; SERIES #YAOMINGFINALGAMESNEAKERS; SERIES #HAKEEMOLAJUWON96-97ROADJERSEY; SERIES #CHARLESBARKLEYSUNSJERSEY; SERIES #TRAEYOUNGFIRSTCAREERSTARTJERSEY; SERIES #ALEXRODRIGUEZ09WSUNIFORM; SERIES #MICHAELJORDANFINALGAMESHORTS; SERIES #JORDANFINALGAMEWARMUPSHIRT; SERIES #KEVINDURANTHSJERSEY; SERIES #IMKEVINDURANTWARRIORSJERSEY; SERIES #LONZOBALLUCLAJERSEY; SERIES #EMBIIDFIRST50POINTGAMEJERSEY; SERIES #PAULPIERCE2010ASGJERSEY; SERIES #PAULPIERCE2012ASGJERSEY; SERIES #TIMDUNCANPMGGREEN; SERIES #CHRISBOSHGAMEWORNRAPTORSSNEAKERS; SERIES #TIMDUNCANSPURSJERSEY; SERIES #STEPHCURRYSNEAKERS; SERIES #LEBRONJAMES2010WARMUPSHIRT; SERIES #DIRKNOWITZKIJERSEY; SERIES #GARNETTSTPATRICKSDAYCELTICSJERSEY; SERIES #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH; SERIES #KOBEFINALSEASONSNEAKERS; SERIES #KYRIEIRVINGNETSDEBUTSNEAKERS; SERIES #KOBEBRYANTFINALASGBALL; SERIES #KOBEBRYANT2001WARMUPJACKET; SERIES #KOBEBRYANTROOKIESNEAKERS; SERIES #KobeBryantRoyalBlueJordanSneakers ; SERIES #KARLMALONE1992JAZZJERSEY; SERIES #MBAPPEORANGECHROME9.5; SERIES #MAHOMESCAMOPSA10; SERIES #LEBRONMELOBOSH2008TRIPLELOGOMAN; SERIES #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY; SERIES #LEBRON07-08CAVSJERSEY; SERIES #IVERSONMVPJERSEY; SERIES #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS; SERIES #KOBEBRYANTFIRSTWHITE#24JERSEY; SERIES #EDDIEPLANKT206PSA4; SERIES #GIANNIS48POINTGAMESNEAKERS; and SERIES #JACKIELEAF3.5 shall be added to the signature page(s) of the Existing Operating Agreement.

6.            Current Exhibit 241 to the Existing Operating Agreement shall be deleted in its entirety and replaced with what is set forth on Schedule I to this Amendment. Schedules II through LXXIV to this Amendment shall be added, respectively, as Exhibits 242 through 316 to the Existing Operating Agreement

7.            No Other Modification. Except as specifically modified herein, all terms and conditions of the Existing Operating Agreement remain unmodified and in full force and effect.

8.            Headings. The section headings contained in this Amendment are for reference purposes only and will not affect in any way the meaning or interpretation of this Amendment.

9.            Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signatures on Next Page]

Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 12

Signature Pages

to

AMENDMENT NO. 12 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

IN WITNESS WHEREOF, this Twelfth Amendment to the Operating Agreement of COLLECTABLE SPORTS ASSETS, LLC is executed effective as of the date first written above.

MANAGING MEMBER OF
COLLECTABLE SPORTS ASSETS, LLC

CS Asset Manager, LLC, a Delaware limited
liability company

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

[Signatures Continue on Following Pages]

Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 8 of 12

Signature Pages

to

AMENDMENT NO. 12 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

MANAGING MEMBER OF THE FOLLOWING SERIES OF COLLECTABLE SPORTS ASSETS, llc:	#JACKIEROBINSONAUTOBAT
#ALIWBCBELT
#LEBRONULTIMATE	#MANTLE1952BOWMANPSA8
#TATISBOWMANBLACKLABEL	#DURANTCHROMEREFRACTORPSA10
#GIANNISGOLDIMMACULATE	#GIANNISIMMACULATE
#TIGERSIFORKIDS	#BRADYREEBOKFLAWLESS
#ANDRETHEGIANT	#18-19BASKETBALLGROWTHBASKET
#MARINOMANNINGFAVREJERSEYS	#DoncicBluePSA10
#GALESAYERSJERSEY	#Mays1960PSA9
#DICKBUTKUSJERSEY	#Clemente1955PSA8
#2000PLAYOFFCONTENDERSWAX	#Aaron1954PSA8
#TEDWILLIAMS1939PLAYBALL	#BradyPlayoffContendersBasket
#TATUMFLAWLESS10	#ClementeWhite&GrayBasket
#LEBRONEMBLEMSOFENDORSEMENT	#FrankRobinson1957PSA9Basket
#COBBMINTE98	#DWadeUltimate
#UNITAS1965JERSEY	#JeterFoilRCBasketBGS9.5
#CHAMBERLAINHSUNIFORM	#1964KoufaxJersey
#TROUTGLOVE	#Clemente68Jersey
#55JACKIEROBINSONPSA10	#HallOfFameBaseball
#MOOKIEBETTSGLOVE	#Aaron1954PSA8.5
#LEBRONBLACKREFRACTOR	#BettsGoldRefractorBASKET
#GIANNISRPA	#AcunaGold9.5
#BRADYROOKIE	#1969ToppsBasketballSet
#1986WAX	#GleyberTorresOrange
#GRETZKYOPEECHEE1979	#CobbVintageT206Photo
#ZIONRPABGS9	#Mays1951Photo
#BANKS1954PSA9	#RodgersPlayoffContendersGreen
#KOUFAX1955PSA8.5	#TraeYoungFlawlessBGS9
#MANTLE1952TOPPSPSA8	#Mays1959PSA9Basket
#JORDAN85NIKEBASKET	#YastrzemskiRC9Basket
#JORDANROOKIEJERSEY	#Koufax55PSA9
#TIGERPUTTER	#Mays1952PSA8
#MAHOMESEMERALDRPABGS9	#Mantle1960PSA9
#EMMITTSMITHMVPBASKET	#MontanaRCPSA10
#EMMITTSMITH10KJERSEY	#TigerSPAuthenticBGS9.5
#RUTHGEHRIGBALL	#Mantle1956PSA8Basket
#CURRYBASKET	# MagicBirdDrJPSA8Basket
#LEBRONROOKIE	#RickeyHendersonRCPSA10
#KAWHIBASKET	#MikanRCPhoto
#MANTLEMINT1953	#Mantle52ToppsPhoto
#JORDANPSA10	#NamathRCPhoto
#MAHOMESROOKIE	#WiltChamberlain61PSA9
#Mantle52ToppsPSA7
#CrosbyTheCupBasket

Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 9 of 12

Signature Pages

to

AMENDMENT NO. 12 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

#OvechkinTheCupBGS8.5	#LukaWhiteSparkle
#JordanExquisiteBGS8	#WadeExquisite8.5
#CurryRPABGS9.5	#JordanLeBronMagicTripleSigs
#JordanSignedProfessionalBat	#KobeAtomicRefractor
#DiMaggio1933Bat	#LeBronSPXBGS9.5
#Ruth1916SportingNewsPSA7	#SandersPaytonPassingtheTorch
#Andre&HulkWrestlingBasket	#1955ToppsBaseballSet
#FrankRobinson500HRBat	#LouGehrigRCPhoto
#MagicBirdLogoMan	#DonovanMitchellNT9.5
#MessiRookieBasket	#DMitchellGoldRefractorBGS9.5
#ChamberlainPhilaJersey59-60	#AliRookieCardBVG8
#LeBronMeloWadeTrioRC	#KoufaxPSA8
#Mantle54BowmanBasket	#BreesFinestBasket
#BettsBlueRefractorBasket Ruth33GoudeySGC8	#KevinDurantExquisiteBGS9
#MayweatherRCPSA10	#ShaqRCPSA10Basket
#TysonRCBGS9Basket	#TroutBowmanBasket
#Elway1984RookieCardPSA10Basket	#SatchelPaige48LeafSGC30
#Marino1984RookieCardBGS10Basket	#ShoelessJoeJackson1915PSA8
#KobeReebokIversonRetros	#1982ToppsBaseballTrayPackCase
#Mays1951Bowman7	#1909E95SGCSet
#OzzieSmithRCBGS9.5	#NegroLeagueLegendaryCutsBasket
#PaulMolitor1978ToppsPSA10	#AcunaBowman10Basket
#Mantle1968PSA9Basket	#LukaFlawless9.5
#GaryCarter1975PSA10Basket	#03ExquisiteBox
#Mantle1966ToppsPSA9Basket	#Jordan85StarBGS8.5
#Mantle1957ToppsPSA8.5	#NTBBallWaxBundle
#WadeChromeRefractorBGS10	#BradyChampionshipTicket
#DeversSuperfractor	#TroutBowmanPristine
#JoshAllenGoldBGS9.5	#LBJExquisite
#Maris58ToppsPSA9	#Kobe96RefractorBGS9.5
#Mantle56PSA9	#03ToppsChromeWax
#MessiMegacracks	#BradyBowman10
#71PSA9	#KDToppsChrome10
#JackieRobinson53Topps8	#LBJKobeToppsBasket
#Mays1956GrayPSA9	#SotoOrangeRefractorBGS9.5
#Mantle1965Topps9	#TroutFinestSuperfractor
#Mantle1967Topps9	#MagicBirdDrJPSA9
#Mantle1964Topps9	#Jordan86FleerBGS9.5Basket
#Ruth1933GoudeyRedAutographed	#OvechkinSPAuthBasket9.5
#Mantle1960Topps9	#Mantle1963PSA9
#Mantle1969Topps9	#Gretzky1979Topps9
#SeagerOrangeRefractorBasket	#MessiMegacracksBGS9.5Basket
#MahomesNT8.5	#HonusWagner1910PSA5
#LukaRookieJersey	#Mantle1953Bowman8Basket
#MahomesImmaculate1of1	#Mantle1953Topps8
#JordanLeBronSignoftheTimes	#Mays1957LadderBasket
#LeBronMeloDualLogoman	#AaronDecadeBasket
#JokicRefractor1of1	#BillRussellExquisiteBGS9
#KillebrewJersey	#TraeYoungFlawlessGreenBGS9
#KawhiNT9.5	#Brady2000SPXSpectrumBGS9.5

Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 10 of 12

Signature Pages

to

AMENDMENT NO. 12 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

#MPJChampionshipTicket	#48LEAFRUTHSGC8
#ErlingHaalandPSA10Basket	#48LEAFPAIGE3.5
#JORDANFLEER86SGC10	#85TIFFANYCLEMENS
#TIGERTOURNAMENTSHIRTBASKET	#TRAEGOLDPRIZM
#DUNCANPARKERGINOBILITRIPLELOGOMAN	#ORANGEDOMINGUEZ
#YAODUNCANDIRKTRIPLELOGOMAN	#MAHOMESGOLDNT
#MAHOMESCONTENDERSCRACKEDICE8	#LUKACRACKEDICE
#JORDANLEBRONSPXDUALFORCES	#JORDANEXQUISITE8.5FLASHBACK
#GARNETTLEBRONDUALLOGOMAN	#PURPLEMOOKIE
#LEBRONMCGRADYLOGOMAN	#JOSHALLENNTBASKET
#KOBELEBRONJORDANMAGICQUADAUTO	#LEBRONEXQUISITEBASKET
#CRISTIANORONALDORC1OF1	#KAREEMPOINTSRECORDBALL
#SERENA03NETPROPSA10BASKET	#JACKIEROBINSON1952TOPPSPSA8.5
#JUSTINHERBERTHIDDENTREASURERPA	#WILLIEMAYS1968JERSEY
#AMAREGARNETTMCGRADYTRIPLELOGOMAN	#WILTCHAMBERLAINLAKERSROADJERSEY
#LEBRONCREDENTIALS	#BRADYCONTENDERS9.5
#LEBRONBLACKDIAMOND	#CURRYREFRACTOR9.5
#MAHOMESBRONZEBASKET	#JORDANLASTDANCESNEAKERS
#CURRYCHROMEREFRACTORPSA10	#SCOTTIEPIPPENLASTDANCESNEAKERS
#KOBE96FINESTREFRACTORSBGS9.5	#PEYTONMANNINGMVPHELMET
#TIGERSP1010	#CHICAGOBULLSDYNASTYHARDWOOD
#LEBRONBOWMANREFRACTOR10	#PAULPIERCE05ASGSNEAKERS
#KOBEBRYANTESSENTIALCREDENTIALSBGS9.5	#PAULPIERCE09ASGJERSEY
#LEBRONNUMBERPIECEBGS8.5	#LINSANITYKNICKSJERSEY
#MIKAN48BOWMANPSA7	#YAOMINGFINALGAMESNEAKERS
#ZIONPRIZMSBLUEBGS10	#HAKEEMOLAJUWON96-97ROADJERSEY
#MICHAELPORTERJRBASKET	#CHARLESBARKLEYSUNSJERSEY
#KAWHIFLAWLESSRAINBOW	#TRAEYOUNGFIRSTCAREERSTARTJERSEY
#THEROCKBUMBLEBEEPSA10	#ALEXRODRIGUEZ09WSUNIFORM
#JIMMIEFOXX1938BAT	#MICHAELJORDANFINALGAMESHORTS
#MANTLE57AUTOBAT	#JORDANFINALGAMEWARMUPSHIRT
#CLEMENTE65-68BAT	#KEVINDURANTHSJERSEY
#SADAHARUOHBAT	#IMKEVINDURANTWARRIORSJERSEY
#TEDWILLIAMSTRIPLECROWNBAT	#LONZOBALLUCLAJERSEY
#BABERUTHBOWSOUTPHOTO	#EMBIIDFIRST50POINTGAMEJERSEY
#LUKATIGER9.5	#PAULPIERCE2010ASGJERSEY
#GIANNISGOLDPRIZMPSA9	#PAULPIERCE2012ASGJERSEY
#JORDANMAGICLEBRONTRIPLEAUTOJERSEY	#TIMDUNCANPMGGREEN
#UNITASPSA8	#CHRISBOSHGAMEWORNRAPTORSSNEAKERS
#MAHOMESNT1OF1	#TIMDUNCANSPURSJERSEY
#DIRKNOWITZKIBASKET	#STEPHCURRYSNEAKERS
#LEBRONEXESSENTIALCREDENTIALSBGS9.5	#LEBRONJAMES2010WARMUPSHIRT
#TREVORLAWRENCELEAFBASKET	#DIRKNOWITZKIJERSEY
#GARNETTSTOUDEMIREDUALLOGOMAN	#GARNETTSTPATRICKSDAYCELTICSJERSEY
#JORDANMAGICDUALJERSEYAUTOSBGS9	#DAVEBINGSIGNED50GREATESTNBAPLAYERSL
#RUTH1914BALTIMORENEWSSGC3	ITHOGRAPH
#MAHOMESSBTICKET	#KOBEFINALSEASONSNEAKERS
#MAHOMESGOLDPRIZM	#KYRIEIRVINGNETSDEBUTSNEAKERS
#LUKANT1010	#KOBEBRYANTFINALASGBALL
#1916THORPE	#KOBEBRYANT2001WARMUPJACKET

Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 11 of 12

Signature Pages

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AMENDMENT NO. 12 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

#KOBEBRYANTROOKIESNEAKERS	#JACKIELEAF3.5
#KobeBryantRoyalBlueJordanSneakers
#KARLMALONE1992JAZZJERSEY
#MBAPPEORANGECHROME9.5
#MAHOMESCAMOPSA10	each a SERIES OF COLLECTABLE SPORTS
#LEBRONMELOBOSH2008TRIPLELOGOMAN	ASSETS, LLC
#LAMELOBALLYOUNGESTTRIPLEDOUBLENBAH
ISTORYJERSEY	By: CS Asset Manager, LLC, a Delaware limited
#LEBRON07-08CAVSJERSEY	liability company
#IVERSONMVPJERSEY
#LEBRON2019LAKERSCHAMPIONSHIPYEARSNE	By:	/s/ Ezra Levine
AKERS	Name:	Ezra Levine
#KOBEBRYANTFIRSTWHITE#24JERSEY	Title:	CEO
#EDDIEPLANKT206PSA4
#GIANNIS48POINTGAMESNEAKERS

Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 12 of 12

Schedule I to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 241

Series Designation of #MAHOMESNT1OF1 ,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAHOMESNT1OF1 , a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	May 7, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAHOMESNT1OF1 with effect from the effective date hereof and shall continue to act as the Managing Member of #MAHOMESNT1OF1 until dissolution of #MAHOMESNT1OF1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MAHOMESNT1OF1 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAHOMESNT1OF1 through that certain Consignment Agreement dated as of May 7, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAHOMESNT1OF1 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAHOMESNT1OF1 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $2,000,000.

Number of #MAHOMESNT1OF1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAHOMESNT1OF1 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAHOMESNT1OF1 sold at the Initial Offering of the #MAHOMESNT1OF1 Interests (excluding the #MAHOMESNT1OF1 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #MAHOMESNT1OF1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAHOMESNT1OF1 Interests.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 205

Officers	There shall initially be no specific officers associated with #MAHOMESNT1OF1 , although, the Managing Member may appoint Officers of #MAHOMESNT1OF1 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES # MahomesNT1of1

Investment Overview #MahomesNT1of1

•	Upon completion of the SERIES #MahomesNT1of1 Offering, SERIES #MahomesNT1of1 will purchase a Patrick Mahomes 2017 Panini National Treasures Rookie Patch Autograph Laundry Tag 1/1 PSA Authentic/10 Autograph (The “Underlying Asset” with respect to SERIES #MahomesNT1of1, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.

•	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.

•	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.

•	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totalling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Asset Description

Overview and authentication:

•	Panini National Treasures is the NFL’s ultra high end trading card product and contains Rookie Patch Autograph cards widely considered the premier rookie cards across all NFL trading card products. PWCC stated, “Since its release, National Treasures cards have pushed the limits of what premium modern cards can be with its appealing design and natural beauty”.

•	This offering contains a 2017 National Treasure Rookie Patch Autograph of Patrick Mahomes II Laundry Tag Variation. This variation is a true 1 of 1 and stamped as such on the card.

•	The thick stock card showcases a gloss finish, foil inlay, striking bold blue autograph and a multi-color patch highlighting the Chiefs’ Red and Yellow.

•	PWCC stated, “Mahomes is an exceptionally talented young star with a vastly growing brand and now a Super Bowl Championship. This card/player pairing is worthy of the finest modern-card portfolio, and as Mahomes continues to redefine what's possible at the QB position, his premier rookie cards such as this one present an investment opportunity on a never ending upward trajectory”.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 205

•	A Patrick Mahomes National Treasures RPA numbered to 5 recently sold for $840,000 via Goldin Auctions, this offering is a true 1 of 1.

Notable Features:

•	The card is a numbered 1 of 1 and contains a Laundry Tag Brand Logo patch and a bold blue autograph across the front.

Notable Defects:

 There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #MahomesNT1of1 going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 205

Schedule II to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 242

Series Designation of #DIRKNOWITZKIBASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#DIRKNOWITZKIBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	June 28, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #DIRKNOWITZKIBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #DIRKNOWITZKIBASKET until dissolution of #DIRKNOWITZKIBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #DIRKNOWITZKIBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #DIRKNOWITZKIBASKET through that certain Consignment Agreement dated as of May 10, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #DIRKNOWITZKIBASKET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #DIRKNOWITZKIBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $175,000.

Number of #DIRKNOWITZKIBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #DIRKNOWITZKIBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #DIRKNOWITZKIBASKET sold at the Initial Offering of the #DIRKNOWITZKIBASKET Interests (excluding the #DIRKNOWITZKIBASKET Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 205

Other rights	Holders of #DIRKNOWITZKIBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #DIRKNOWITZKIBASKET Interests.

Officers	There shall initially be no specific officers associated with #DIRKNOWITZKIBASKET, although, the Managing Member may appoint Officers of #DIRKNOWITZKIBASKET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #

Investment Overview #DirkNowitzkiBasket

•	Upon completion of the SERIES #DirkNowitzkiBasket Offering, SERIES #DirkNowitzkiBasket will purchase a Dirk Nowitzki 1998-99 E-X Century Essential Credentials Future BGS 8 & 1998-99 Skybox Premium Star Rubies BGS 9 (The “Underlying Asset” with respect to SERIES #DirkNowitzkiBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Dirk Nowitzki, widely considered one of the greatest Power Forwards of all time and the greatest European player of all time, is the only player to ever play for a single NBA franchise for 21 seasons, having spent his entire career with the Dallas Mavericks.

•	Dirk’s career achievements include 14x All Star, 4x All-NBA First Team, 2011 NBA Champion, 2007 NBA Most Valuable Player and is a surefire bet to become a first ballot Hall of Fame inductee in 2023.

Asset Description

Overview and authentication:

•	This offering contains TWO Dirk Nowitzki Rookie Cards, both graded by BGS.

•	The first card is a 1998-99 E-X Century Essential Credentials Future in a grade of BGS 8.

•	Out of 8 total submissions to BGS this card is the only one to receive a grade of 8, with 3 graded higher.

•	The second card is a 1998-99 Skybox Premium Star Rubies in a grade of BGS 9.

•	Out of 3 total submissions to BGS this card is the only one to receive a 9 with both other submissions receiving grades of 8, making this the highest graded example on the BGS report.

Notable Features:

These cards feature Dirk Nowitzki in his white Mavericks uniform in the process of gathering his dribble.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DirkNowitzkiBasket going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 205

Schedule III to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 243

Series Designation of #LEBRONEXESSENTIALCREDENTIALSBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONEXESSENTIALCREDENTIALSBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	June 28, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONEXESSENTIALCREDENTIALSBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONEXESSENTIALCREDENTIALSBGS9.5 until dissolution of #LEBRONEXESSENTIALCREDENTIALSBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #LEBRONEXESSENTIALCREDENTIALSBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONEXESSENTIALCREDENTIALSBGS9.5 through that certain Consignment Agreement dated as of May 10, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONEXESSENTIALCREDENTIALSBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONEXESSENTIALCREDENTIALSBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $225,000.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 205

Number of #LEBRONEXESSENTIALCREDENTIALSBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONEXESSENTIALCREDENTIALSBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONEXESSENTIALCREDENTIALSBGS9.5 sold at the Initial Offering of the #LEBRONEXESSENTIALCREDENTIALSBGS9.5 Interests (excluding the #LEBRONEXESSENTIALCREDENTIALSBGS9.5 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #LEBRONEXESSENTIALCREDENTIALSBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONEXESSENTIALCREDENTIALSBGS9.5 Interests.

Officers	There shall initially be no specific officers associated with #LEBRONEXESSENTIALCREDENTIALSBGS9.5, although, the Managing Member may appoint Officers of #LEBRONEXESSENTIALCREDENTIALSBGS9.5 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #LeBronEXEssentialCredentialsBGS9.5

Investment Overview

•	Upon completion of the SERIES #LeBronEXEssentialCredentialsBGS9.5 Offering, SERIES #LeBronEXEssentialCredentialsBGS9.5 will purchase a LeBron James 2003-04 Credentials Now /102 BGS 9.5 (The “Underlying Asset” with respect to SERIES #LeBronEXEssentialCredentialsBGS9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 205

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	Goldin Auctions states, “A visually striking and seldom-offered Rookie Card. This sought-after portrayal of the future Hall of Famer delivers an impressive, unforgettable presentation. The image of the young Cavaliers superstar seems to come alive for the viewer, as the kinetic figure appears barely restrained from escaping the confines of the creatively designed card's partially transparent, physical dimensions.”

•	Graded a 9.5 by BGS (with subgrades of 10, 10, 9.5 and 9), this card is one of 21 to have received a 9.5 out of the 90 submitted examples, and one of only TWO to have received a pair of 10 subgrades.

Notable Features:

Features an image of LeBron in a red Cavaliers uniform mid-dribble.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronEXEssentialCredentialsBGS9.5 going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 8 of 205

Schedule IV to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 244

Series Designation of #TREVORLAWRENCELEAFBASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TREVORLAWRENCELEAFBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	June 28, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TREVORLAWRENCELEAFBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #TREVORLAWRENCELEAFBASKET until dissolution of #TREVORLAWRENCELEAFBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #TREVORLAWRENCELEAFBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TREVORLAWRENCELEAFBASKET through that certain Consignment Agreement dated as of May 10, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TREVORLAWRENCELEAFBASKET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #TREVORLAWRENCELEAFBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $25,000.

Number of #TREVORLAWRENCELEAFBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TREVORLAWRENCELEAFBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TREVORLAWRENCELEAFBASKET sold at the Initial Offering of the #TREVORLAWRENCELEAFBASKET Interests (excluding the #TREVORLAWRENCELEAFBASKET Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 9 of 205

Other rights	Holders of #TREVORLAWRENCELEAFBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TREVORLAWRENCELEAFBASKET Interests.

Officers	There shall initially be no specific officers associated with #TREVORLAWRENCELEAFBASKET, although, the Managing Member may appoint Officers of #TREVORLAWRENCELEAFBASKET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #TrevorLawrenceLeafBasket

Investment Overview

•	Upon completion of the SERIES #TrevorLawrenceLeafBasket Offering, SERIES #TrevorLawrenceLeafBasket will purchase a Trevor Lawrence 2021 Leaf Pro Set SGC 10 Gold Label (20x) (The “Underlying Asset” with respect to SERIES #TrevorLawrenceLeafBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●  Trevor Lawrence is the quarterback of the Jacksonville Jaguars, having been selected with the #1 overall pick in the 2021 NFL Draft.

•	Widely considered to be one of the best amateur quarterback prospects, he went undefeated as a freshman at Clemson, including the 2019 National Championship Game.

•	Lawrence set the Clemson record for career quarterback wins, losing only twice.

Asset Description

Overview and authentication:

•	This offering is a basket of TWENTY Gold Label SGC 10 2021 Pro Set Trevor Lawrence rookie cards.

•	The very FIRST card produced in the re-launch of the “Pro Set” product line.

•	All TWENTY received a perfect 10 gold label grade from SGC, one step up from their standard 10.

•	Out of 1,229 total submissions of the card only 25 have received a gold label 10, meaning this offering represents 80% of the entire population of gold label grades for this card.

•	The most recent sale of a gold label SGC 10 is 5/8/21 for $750 via eBay

Notable Features:

The card features Trevor Lawrence in his Clemson uniform with the trademark Pro Set border and “No 1 Pick” graphic

Notable Defects:

There are none.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 10 of 205

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TrevorLawrenceLeafBasket going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 11 of 205

Schedule V to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 245

Series Designation of #GARNETTSTOUDEMIREDUALLOGOMAN,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GARNETTSTOUDEMIREDUALLOGOMAN, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GARNETTSTOUDEMIREDUALLOGOMAN with effect from the effective date hereof and shall continue to act as the Managing Member of #GARNETTSTOUDEMIREDUALLOGOMAN until dissolution of #GARNETTSTOUDEMIREDUALLOGOMAN pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #GARNETTSTOUDEMIREDUALLOGOMAN shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GARNETTSTOUDEMIREDUALLOGOMAN through that certain Consignment Agreement dated as of May 11, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GARNETTSTOUDEMIREDUALLOGOMAN from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #GARNETTSTOUDEMIREDUALLOGOMAN Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #GARNETTSTOUDEMIREDUALLOGOMAN Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GARNETTSTOUDEMIREDUALLOGOMAN Interests (including in excess of 10%), in its sole discretion, through the Offering.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 12 of 205

Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GARNETTSTOUDEMIREDUALLOGOMAN sold at the Initial Offering of the #GARNETTSTOUDEMIREDUALLOGOMAN Interests (excluding the #GARNETTSTOUDEMIREDUALLOGOMAN Interests acquired by any Person other than Investor Members).
Other rights	Holders of #GARNETTSTOUDEMIREDUALLOGOMAN Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GARNETTSTOUDEMIREDUALLOGOMAN Interests.
Officers	There shall initially be no specific officers associated with #GARNETTSTOUDEMIREDUALLOGOMAN, although, the Managing Member may appoint Officers of #GARNETTSTOUDEMIREDUALLOGOMAN from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #GarnettStoudemireDualLogoman

Investment Overview

•	Upon completion of the SERIES #GarnettStoudemireDualLogoman Offering, SERIES #GarnettStoudemireDualLogoman will purchase a Kevin Garnett & Amare Stoudemire 2004-05 Exquisite Collection Dual NBA Logo Autographs BGS 8.5 (The “Underlying Asset” with respect to SERIES #GarnettStoudemireDualLogoman, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

●	Amare Stoudemire, is an American-Israeli professional basketball coach and former player. He currently serves as player development assistant for the Brooklyn Nets of the National Basketball Association. He won the NBA Rookie of the Year Award in 2003 with the Phoenix Suns, who selected him with the ninth overall pick of the 2002 NBA draft. He made six appearances in the NBA All-Star Game and was named to the All-NBA Team five times, including one first-team selection in 2007.

•	Kevin Garnett, a member of the 2020 Hall of Fame Induction Class, won the 2008 NBA championship, was a 15-time NBA All-Star, a 12-time member of the All-Defensive Team, a 9-time member of the All-NBA Team, the 2008 Defensive Player of the Year and the 2004 NBA Most Valuable Player.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 13 of 205

Asset Description

Overview and authentication:

•	This card features autographs of Kevin Garnett and Amare Stoudemire as well as the most coveted jersey patches in the entire hobby, the NBA logo (also known as the “logoman patch”

•	“Logoman” cards are without a doubt the most sought after in all of Basketball, often fetching premium record-breaking prices at auction.

•	Some recent examples of record-breaking logoman sales are $1.8M for Giannis Antetoukompo, $1.29M for LeBron James and $1.02M for Anthony Davis

•	A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features NBA Logoman patches and accompanying autographs from Kevin Garnett and Amare Stoudemire as well as a “1/1” stamp from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #GarnettStoudemireDualLogoman going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 14 of 205

Schedule VI to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 246

Series Designation of #JORDANMAGICDUALJERSEYAUTOSBGS9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JORDANMAGICDUALJERSEYAUTOSBGS9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JORDANMAGICDUALJERSEYAUTOSBGS9 with effect from the effective date hereof and shall continue to act as the Managing Member of #JORDANMAGICDUALJERSEYAUTOSBGS9 until dissolution of #JORDANMAGICDUALJERSEYAUTOSBGS9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JORDANMAGICDUALJERSEYAUTOSBGS9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JORDANMAGICDUALJERSEYAUTOSBGS9 through that certain Consignment Agreement dated as of May 11, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JORDANMAGICDUALJERSEYAUTOSBGS9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JORDANMAGICDUALJERSEYAUTOSBGS9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $250,000.
Number of #JORDANMAGICDUALJERSEYAUTOSBGS9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JORDANMAGICDUALJERSEYAUTOSBGS9 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 15 of 205

Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JORDANMAGICDUALJERSEYAUTOSBGS9 sold at the Initial Offering of the #JORDANMAGICDUALJERSEYAUTOSBGS9 Interests (excluding the #JORDANMAGICDUALJERSEYAUTOSBGS9 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #JORDANMAGICDUALJERSEYAUTOSBGS9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JORDANMAGICDUALJERSEYAUTOSBGS9 Interests.
Officers	There shall initially be no specific officers associated with #JORDANMAGICDUALJERSEYAUTOSBGS9, although, the Managing Member may appoint Officers of #JORDANMAGICDUALJERSEYAUTOSBGS9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #JordanMagicDualJerseyAutosBGS9

Investment Overview #JordanMagicDualJerseyAutosBGS9

•	Upon completion of the SERIES #JordanMagicDualJerseyAutosBGS9 Offering, SERIES #JordanMagicDualJerseyAutosBGS9 will purchase a Michael Jordan & Magic Johnson 2004-05 Exquisite Collection Dual Jerseys Autographs BGS 9 (The “Underlying Asset” with respect to SERIES #JordanMagicDualJerseyAutosBGS9, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.

•	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.

•	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.

•	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significance and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

•	Earvin “Magic” Johnson, a legendary Los Angeles Lakers star, is considered one of the best players and playmakers in NBA history and credited with redefining the point guard role. Renowned for his dazzling skillset, “Showtime” style, ability to play all five positions and larger than life persona.

•	Magic’s career accolades include 5x NBA champion, 3x NBA MVP, 12x All Star, 9x NBA All-First team, and 2x Hall of Fame inductee.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 16 of 205

Asset Description

Overview and authentication:

•	This card features autographs of Michael Jordan, LeBron James and Magic Johnson. Stamped with a serial number out of 2, this card is exceedingly rare.

•	Both #1 of 2 and #2 of 2 have received grades of 9 from BGS.

•	The #2 of 2 card most recently sold for $79,200 via Goldin Auctions on 11/1/20.

•	A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features autographs and jersey swatches from Michael Jordan and Magic Johnson as well as a stamp out of 2 from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JordanMagicDualJerseyAutosBGS9 going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 17 of 205

Schedule VII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 247

Series Designation of #RUTH1914BALTIMORENEWSSGC3,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#RUTH1914BALTIMORENEWSSGC3, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #RUTH1914BALTIMORENEWSSGC3 with effect from the effective date hereof and shall continue to act as the Managing Member of #RUTH1914BALTIMORENEWSSGC3 until dissolution of #RUTH1914BALTIMORENEWSSGC3 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #RUTH1914BALTIMORENEWSSGC3 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #RUTH1914BALTIMORENEWSSGC3 through that certain Participation Interest Purchase Agreement dated as of June 24, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #RUTH1914BALTIMORENEWSSGC3 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #RUTH1914BALTIMORENEWSSGC3 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #RUTH1914BALTIMORENEWSSGC3 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #RUTH1914BALTIMORENEWSSGC3 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 18 of 205

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #RUTH1914BALTIMORENEWSSGC3 sold at the Initial Offering of the #RUTH1914BALTIMORENEWSSGC3 Interests (excluding the #RUTH1914BALTIMORENEWSSGC3 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #RUTH1914BALTIMORENEWSSGC3 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #RUTH1914BALTIMORENEWSSGC3 Interests.
Officers	There shall initially be no specific officers associated with #RUTH1914BALTIMORENEWSSGC3, although, the Managing Member may appoint Officers of #RUTH1914BALTIMORENEWSSGC3 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #Ruth1914BaltimoreNewsSGC3

Investment Overview #Ruth1914BaltimoreNewsSGC3

•	Upon completion of the SERIES #Ruth1914BaltimoreNewsSGC3 Offering, SERIES #Ruth1914BaltimoreNewsSGC3 will purchase a 1% participation interest in a Babe Ruth 1914 Baltimore News SGC 3 trading card (The “Underlying Asset” with respect to SERIES #Ruth1914BaltimoreNewsSGC3, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Known by many names including “The Bambino” and “The Sultan of Swat”, George Herman “Babe” Ruth is considered by many to be the greatest baseball player of all time.

•	He played 22 seasons in Major League Baseball, known mostly for his 14 years with the New York Yankees where he won 7 World Series Titles.

•	He established numerous batting records including 714 career Home Runs, 2,214 career RBIs, 2,062 career walks and career slugging and OPS of .690 and 1.164 respectively. He was inducted to the Baseball Hall of Fame in 1936 as one of the “first five” inaugural members.

•	Ruth was named to the MLB All-Century team by fans in 1999 and was ranked the #1 player all time by the Sporting News in 1998 and in a 1969 poll commemorating the 100th anniversary of professional baseball.

•	Babe Ruth’s cultural significance and relevance cannot be overstated, he has been described as “a unique figure in the social history of the United States…larger than life.” His impact reaches as far as our vocabulary, with the word “Ruthian” having come to mean “colossal, dramatics, prodigious, magnificent; with great power”.

Asset Description

Overview and authentication:

•	One of only 10 Baltimore News Ruth cards to exist, this card is considered by most to be one of, if not the holy grail, in the entire sports collectibles universe.

•	Described as a “find of a lifetime” and “one of the great rarities in the hobby” by PSA.

•	To date, there are 10 copies on the PSA and SGC population report combined, 3 graded by PSA and now 7 by SGC. For context, the famous T206 Honus Wagner has an estimated 57 copies that we know of in existence and a speculated 60 to 200 ever issued.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 19 of 205

•	This card predates the Major League “rookie card” for Babe Ruth (M101-4 and M101-5) by 2 years. While extremely valuable and coveted, those Ruth rookie cards are far more available and accessible than the hallowed 1914 Baltimore News edition.

•	For 23 years the card has been showcased at the Babe Ruth Museum in Baltimore, MD. In 2010, The Baltimore Sun published an article in search of the rightful owner as he was unable to be located. Shortly after the article was published, Glenn Davis quickly emerged as the son of Richard Davis, the owner who had recently died. Richard’s father Archibald Davis acquired the card as a young boy when he was selling newspapers. The card came inserted in the Baltimore News where Archibald kept one.

•	This asset was recently purchased by a private collector who wishes to remain anonymous for an undisclosed sum; however, legal sources have confirmed it represents the most expensive purchase in sports card history, surpassing the $5.2M sums recently paid for a 1952 Topps Mickey Mantle PSA 9 and a LeBron James rookie card.

•	The card will be displayed at the Babe Ruth Museum in Baltimore, MD, where shareholders can go and visit their asset in person!

Notable Features:

Featuring a portrait of Babe Ruth in red print against a white background with vibrant red border,

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Ruth1914BaltimoreNewsSGC3 going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 20 of 205

Schedule VIII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 248

Series Designation of #MAHOMESSBTICKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAHOMESSBTICKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAHOMESSBTICKET with effect from the effective date hereof and shall continue to act as the Managing Member of #MAHOMESSBTICKET until dissolution of #MAHOMESSBTICKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MAHOMESSBTICKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAHOMESSBTICKET through that certain Consignment Agreement dated as of June 2, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAHOMESSBTICKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAHOMESSBTICKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $3,250,000.
Number of #MAHOMESSBTICKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAHOMESSBTICKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAHOMESSBTICKET sold at the Initial Offering of the #MAHOMESSBTICKET Interests (excluding the #MAHOMESSBTICKET Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MAHOMESSBTICKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAHOMESSBTICKET Interests.
Officers	There shall initially be no specific officers associated with #MAHOMESSBTICKET, although, the Managing Member may appoint Officers of #MAHOMESSBTICKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 21 of 205

Schedule 1

DESCRIPTION OF SERIES #MahomesSBTicket

Investment Overview #MahomesSBTicket

•	Upon completion of the SERIES #MahomesSBTicket Offering, SERIES #MahomesSBTicket will purchase a Patrick Mahomes 2017 Panini Contenders Super Bowl Ticket Autograph 1/1 BGS 9 (The “Underlying Asset” with respect to SERIES #MahomesSBTicket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.

•	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.

•	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.

•	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totaling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Asset Description

Overview and authentication:

•	Panini Contenders is one of the NFL’s high end trading card products and contains Rookie Autograph cards widely considered one of the premier rookie cards across all NFL trading card products. PWCC stated, “Surely one of Mahomes prettiest and coveted productions. Investors love the unique design and elusive print runs that these cards bring to the market”. (https://www.pwccmarketplace.com/items/2764560)

•	PWCC stated, “Mahomes is an exceptionally talented young star with a vastly growing brand and now a Super Bowl Championship...worthy of the finest modern-card portfolio, and as Mahomes continues to redefine what's possible at the QB position, his premier rookie cards such as this one present an investment opportunity on a never ending upward trajectory”. (https://www.pwccmarketplace.com/items/2205750)

•	This offering contains the premier Mahomes Contenders rookie card, the 2017 Contenders Rookie Autograph Super Bowl Ticket Variation of Patrick Mahomes II in a BGS 9 grade and numbered with the coveted Panini “1 of 1”.

•	A true 1 of 1, this is the only submission to BGS.

•	Most recently a 2000 Contenders Tom Brady Rookie Autograph Championship Ticket Variation numbered out of 100 sold for a record $2.3M.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 22 of 205

Notable Features:

The card features Patrick Mahomes in his red Chiefs uniform rolling out to his right for a throw. Stamped “1 of 1” by Panini.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MahomesSBTicket going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 23 of 205

Schedule IX to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 249

Series Designation of #MAHOMESGOLDPRIZM,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAHOMESGOLDPRIZM, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAHOMESGOLDPRIZM with effect from the effective date hereof and shall continue to act as the Managing Member of #MAHOMESGOLDPRIZM until dissolution of #MAHOMESGOLDPRIZM pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MAHOMESGOLDPRIZM shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAHOMESGOLDPRIZM through that certain Consignment Agreement dated as of June 2, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAHOMESGOLDPRIZM from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAHOMESGOLDPRIZM Interests the Company can issue may not exceed the purchase price, in the aggregate, of $250,000.
Number of #MAHOMESGOLDPRIZM Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAHOMESGOLDPRIZM Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAHOMESGOLDPRIZM sold at the Initial Offering of the #MAHOMESGOLDPRIZM Interests (excluding the #MAHOMESGOLDPRIZM Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MAHOMESGOLDPRIZM Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAHOMESGOLDPRIZM Interests.
Officers	There shall initially be no specific officers associated with #MAHOMESGOLDPRIZM, although, the Managing Member may appoint Officers of #MAHOMESGOLDPRIZM from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 24 of 205

Schedule 1

DESCRIPTION OF SERIES #MahomesGoldPrizm

Investment Overview

•	Upon completion of the SERIES #MahomesGoldPrizm Offering, SERIES #MahomesGoldPrizm will purchase a Patrick Mahomes 2017 Panini Prizm Rookie Autographs Gold Refractor /50 BGS 9.5 (The “Underlying Asset” with respect to SERIES #MahomesGoldPrizm, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.

•	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.

•	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.

•	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totaling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Asset Description

Overview and authentication:

•	PWCC states, “For those in the market for an elite, investment caliber Patrick Mahomes rookie card, then look no further...This ultra fragile, highly elusive parallel surpasses most others in terms of rarity and market importance. One of only ten copies ever created with the offered card ranking among the market's finest.” (https://www.pwccmarketplace.com/items/2253174)

•	Graded 9.5 by BGS, this card is one of 5 to have received that grade out of 6 submissions to BGS with none graded higher.

•	Stamped with a serial number out of 10, this card also features a bold blue autograph from Patrick Mahomes which graded a 10 by BGS.

•	The most recent sale of this card was via PWCC on 9/24/20 for $55,100.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 25 of 205

Notable Features:

The card features Patrick Mahomes in his red Chiefs uniform readying to throw a pass.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #MahomesGoldPrizm going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 26 of 205

Schedule X to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 250

Series Designation of #LUKANT1010,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LUKANT1010, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LUKANT1010 with effect from the effective date hereof and shall continue to act as the Managing Member of #LUKANT1010 until dissolution of #LUKANT1010 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LUKANT1010 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LUKANT1010 through that certain Consignment Agreement dated as of June 2, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LUKANT1010 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LUKANT1010 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $700,000.
Number of #LUKANT1010 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LUKANT1010 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LUKANT1010 sold at the Initial Offering of the #LUKANT1010 Interests (excluding the #LUKANT1010 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LUKANT1010 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LUKANT1010 Interests.
Officers	There shall initially be no specific officers associated with #LUKANT1010, although, the Managing Member may appoint Officers of #LUKANT1010 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 27 of 205

Schedule 1

DESCRIPTION OF SERIES #LukaNT1010

Investment Overview #LukaNT1010

•	Upon completion of the SERIES #LukaNT1010 Offering, SERIES #LukaNT1010 will purchase a Luka Doncic 2018 Panini National Treasures Rookie Patch Autograph /99 PSA 10/10 (The “Underlying Asset” with respect to SERIES #LukaNT1010, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Leading a Dallas Mavericks team that might not be far away from owning the Western Conference for years to come, Luka Doncic is a basketball outlier, a point guard whose skill-set is so individualistic that it’s virtually impossible to find a direct NBA comp.

•	In 2015, the then-16-year-old Slovenian native debuted with Real Madrid, holding his own against players twice his age. He won the Euro League MVP in 2018, and was named to their All-Decade team.

•	Luka came into the NBA with huge expectations, which he somehow exceeded, winning the 2019 Rookie of the Year, and landing a spot on the 2020 All-NBA Team alongside vets Giannis Antetokounmpo, LeBron James, Anthony Davis, and James Harden.

•	San Antonio Spurs coach Gregg Popovich compared Doncic to Magic Johnson, saying, “He sees the floor that way.” Luka’s Mavericks coach Rick Carlisle went further, gushing, “He’s a savant type of guy” along the lines of Larry Bird.

•	Doncic’s nightly averages -- 24.7 points, 8.5 rebounds, 7.3 assists -- have fans believing he could join Oscar Robertson and Russell Westbrook as the rare player who averaged a season-long triple-double.

Asset Description

Overview and authentication:

•	According to PWCC, “The National Treasures RPA is the undoubted king of high profile modern rookie productions.” (https://www.pwccmarketplace.com/items/2338871)

•	National Treasures Basketball is widely considered one of the premier NBA Products on the market, featuring premium rookie patch autograph cards numbered to 99 or less. Due to the thick card construction they are susceptible to corner and edge damage, making high graded examples extremely sought after.

•	Featuring both an autograph and an incredibly rare three-color patch of jersey, this card is numbered 52/199 and graded 10 by PSA with a bold 10 autograph grade as well.

•	This Rookie Patch Autograph is one of 3 to have received a 10/10 overall grade out of 16 total submissions. There are no cards with a higher grade.

•	A PSA 10/10 most recently sold for $570,000 on 3/6/21 via Goldin Auctions.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 28 of 205

Notable Features:

The card features Luka Doncic with one foot off the ground releasing a shot.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LukaNT1010 going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 29 of 205

Schedule XI to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 251

Series Designation of #1916THORPE,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#1916THORPE, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #1916THORPE with effect from the effective date hereof and shall continue to act as the Managing Member of #1916THORPE until dissolution of #1916THORPE pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #1916THORPE shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #1916THORPE through that certain Consignment Agreement dated as of June 2, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #1916THORPE from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #1916THORPE Interests the Company can issue may not exceed the purchase price, in the aggregate, of $250,000.
Number of #1916THORPE Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #1916THORPE Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #1916THORPE sold at the Initial Offering of the #1916THORPE Interests (excluding the #1916THORPE Interests acquired by any Person other than Investor Members).
Other rights	Holders of #1916THORPE Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #1916THORPE Interests.
Officers	There shall initially be no specific officers associated with #1916THORPE, although, the Managing Member may appoint Officers of #1916THORPE from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 30 of 205

Schedule 1

DESCRIPTION OF SERIES #1916Thorpe

Investment Overview

•	Upon completion of the SERIES #1916Thorpe Offering, SERIES #1916Thorpe will purchase a Jim Thorpe 1916 M101-5 Sporting News Blank Back PSA 8.5 (The “Underlying Asset” with respect to SERIES #1916Thorpe, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	PWCC describes Thorpe as “without question one of the greatest athletes of the 21st century...Along with his three World Championships with the Canton Bulldogs, Thorpe also became the first Native American to win a gold medal for the United States”. (https://www.pwccmarketplace.com/items/2430597)

•	Heritage Auctions said “Jim Thorpe's exploits on the gridiron have become the stuff of folklore, making it impossible to calculate the ratio of fact to exaggeration, but there is no question that he was the most talented football star of his age...Parallels could accurately be drawn between Thorpe and his iconic baseball contemporary Babe Ruth, each a "diamond in the rough," emerging from the reservation and the orphanage respectively, to establish themselves as the greatest talents (and gate attractions) of their day.” (https://sports.ha.com/itm/baseball-cards/singles-pre-1930-/1916-m101-5-blank-back-jim-thorpe-176-sgc-84-nm-7-pop-one-one-higher/a/7150-10947.s)

Asset Description

Overview and authentication:

•	PWCC states, “The single greatest example in the market with no equals or superiors within the PSA pop report... a jaw-dropping 1916 M101-5 Sporting News Blank Back Jim Thorpe which is held firmly within a PSA 8.5 holder. The overall quality and preservation of this offering is completely foreign to those familiar with trading cards from the era. Boasting virtually 'brand new' characteristics with sharp corners and registration, clean surfaces and the good fortune of a perfect factory cut.” (https://www.pwccmarketplace.com/items/2430597)

•	The M101 Sporting News set was handed out as a premium, likely through several different stores and offers. The basic checklist has 200 cards, although there are several variations that have the names of different stores and businesses stamped across the back. Some also have ads for The Sporting News

•	PWCC continues, “here is a piece of history as much a part of our American past as it is a quintessential piece of baseball collector lore. This card represents an exciting investment opportunity for anyone in the high-end collectibles market.” while Heritage Auctions described the card as “An investment-quality card from the greatest athlete of the first half of the twentieth century.” (https://www.pwccmarketplace.com/items/2430597)

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 31 of 205

Notable Features:

The card features Jim Thorpe in his pinstripe New York Giants jersey holding his bat at his side in his left hand.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1916Thorpe going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 32 of 205

Schedule XII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 252

Series Designation of #48LeafRuthSGC8,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#48LEAFRUTHSGC8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #48LEAFRUTHSGC8 with effect from the effective date hereof and shall continue to act as the Managing Member of #48LEAFRUTHSGC8 until dissolution of #48LEAFRUTHSGC8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #48LEAFRUTHSGC8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #48LEAFRUTHSGC8 through that certain Consignment Agreement dated as of June 2, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #48LEAFRUTHSGC8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #48LEAFRUTHSGC8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #48LEAFRUTHSGC8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #48LEAFRUTHSGC8 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #48LEAFRUTHSGC8 sold at the Initial Offering of the #48LEAFRUTHSGC8 Interests (excluding the #48LEAFRUTHSGC8 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #48LEAFRUTHSGC8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #48LEAFRUTHSGC8 Interests.
Officers	There shall initially be no specific officers associated with #48LEAFRUTHSGC8, although, the Managing Member may appoint Officers of #48LEAFRUTHSGC8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 33 of 205

Schedule 1

DESCRIPTION OF SERIES #48LeafRuthSGC8

Investment Overview

•	Upon completion of the SERIES #48LeafRuthSGC8 Offering, SERIES #48LeafRuthSGC8 will purchase a Babe Ruth 1948-49 Leaf SGC 8 (The “Underlying Asset” with respect to SERIES #48LeafRuthSGC8, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Known by many names including “The Bambino” and “The Sultan of Swat”, George Herman “Babe” Ruth is considered by many to be the greatest baseball player of all time.

•	He played 22 seasons in Major League Baseball, known mostly for his 14 years with the New York Yankees where he won 7 World Series Titles.

•	He established numerous batting records including 714 career Home Runs, 2,214 career RBIs, 2,062 career walks and career slugging and OPS of .690 and 1.164 respectively. He was inducted to the Baseball Hall of Fame in 1936 as one of the “first five” inaugural members.

•	Ruth was named to the MLB All-Century team by fans in 1999 and was ranked the #1 player all time by the Sporting News in 1998 and in a 1969 poll commemorating the 100th anniversary of professional baseball.

•	Babe Ruth’s cultural significance and relevance cannot be overstated, he has been described as “a unique figure in the social history of the United States…larger than life.” His impact reaches as far as our vocabulary, with the word “Ruthian” having come to mean “colossal, dramatics, prodigious, magnificent; with great power”.

Asset Description

Overview and authentication:

•	PSA Card Facts states, “This is the last major card to feature Babe Ruth and, while it was technically manufactured after his playing days, the card is not treated as such...In its own way, this card represents a final farewell to the greatest slugger in baseball history.”

•	Graded an 8 by SGC, this card is one of 10 to have received that grade out of 376 submissions to SGC with only 4 grading higher.

•	PSA goes on to say “This particular issue is very condition sensitive. Poor centering has always been a problem with this Ruth card as well as wide variances in print quality. You will notice dramatic differences in color and clarity as you analyze more copies of this classic card.”

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 34 of 205

Notable Features:

The card features a portrait of Babe Ruth in his Yankees uniform set against a vibrant red backdrop.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #48LeafRuthSGC8 going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 35 of 205

Schedule XIII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 253

Series Designation of #48LEAFPAIGE3.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#48LEAFPAIGE3.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #48LEAFPAIGE3.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #48LEAFPAIGE3.5 until dissolution of #48LEAFPAIGE3.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #48LEAFPAIGE3.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #48LEAFPAIGE3.5 through that certain Consignment Agreement dated as of June 12, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #48LEAFPAIGE3.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #48LEAFPAIGE3.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.
Number of #48LEAFPAIGE3.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #48LEAFPAIGE3.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #48LEAFPAIGE3.5 sold at the Initial Offering of the #48LEAFPAIGE3.5 Interests (excluding the #48LEAFPAIGE3.5 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #48LEAFPAIGE3.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #48LEAFPAIGE3.5 Interests.
Officers	There shall initially be no specific officers associated with #48LEAFPAIGE3.5, although, the Managing Member may appoint Officers of #48LEAFPAIGE3.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 36 of 205

Schedule 1

DESCRIPTION OF SERIES #48LeafPaige3.5

Investment Overview

•	Upon completion of the SERIES #48LeafPaige3.5 Offering, SERIES #48LeafPaige3.5 will purchase a Satchel Paige 1948 Leaf PSA 3.5 (The “Underlying Asset” with respect to SERIES #48LeafPaige3.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	“Satchel” Paige is considered one of the greatest pitchers in the history of professional baseball, having played in Negro league baseball from 1926-46 and Major League Baseball from 1948-53.

•	Paige was the first black pitcher to play in the American League and was the seventh black player to play in Major League Baseball. Also in 1948, Paige became the first player who had played in the Negro leagues to pitch in the World Series.

•	Paige became the first electee of the Negro League Committee to be inducted into the Baseball Hall of Fame in 1971.

•	Joe Posnanski was quoted in Sports Illustrated as saying, “Joe DiMaggio would say that Paige was the best he ever faced. Bob Feller would say that Paige was the best he ever saw. Hack Wilson would say that the ball looked like a marble when it crossed the plate. Dizzy Dean would say that Paige's fastball made his own look like a changeup."

Asset Description

Overview and authentication:

•	This offering is a Satchel Paige 1948 Leaf Rookie Card graded by PSA.

•	Out of 175 submissions, 3 cards have received a grade of 3.5 from PSA with 106 graded higher.

•	VCP pricing guide tracks the most recent sale of an PSA 3.5 as $32,000 on 10/13/20. Sales of PSA 1s have risen from $8,750 on 11/3/20 to $27,600 on 3/18/21, a 215% increase over that time.

Notable Features:

•	The card features Satchel Paige listed under his birth name “Leroy”

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #48LeafPaige3.5 going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 37 of 205

Schedule XIV to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 254

Series Designation of #85TIFFANYCLEMENS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#85TIFFANYCLEMENS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #85TIFFANYCLEMENS with effect from the effective date hereof and shall continue to act as the Managing Member of #85TIFFANYCLEMENS until dissolution of #85TIFFANYCLEMENS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #85TIFFANYCLEMENS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #85TIFFANYCLEMENS through that certain Consignment Agreement dated as of June 2, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #85TIFFANYCLEMENS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #85TIFFANYCLEMENS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $35,000.
Number of #85TIFFANYCLEMENS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #85TIFFANYCLEMENS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #85TIFFANYCLEMENS sold at the Initial Offering of the #85TIFFANYCLEMENS Interests (excluding the #85TIFFANYCLEMENS Interests acquired by any Person other than Investor Members).
Other rights	Holders of #85TIFFANYCLEMENS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #85TIFFANYCLEMENS Interests.
Officers	There shall initially be no specific officers associated with #85TIFFANYCLEMENS, although, the Managing Member may appoint Officers of #85TIFFANYCLEMENS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 38 of 205

Schedule 1

DESCRIPTION OF SERIES #85TiffanyClemens

Investment Overview

•	Upon completion of the SERIES #85TiffanyClemens Offering, SERIES #85TiffanyClemens will purchase a Roger Clemens 1985 Topps Tiffany PSA 10 (The “Underlying Asset” with respect to SERIES #85TiffanyClemens, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “Rocket”, Roger Clemens is almost universally considered one of the most dominant pitchers in major league history

•	Clemens played 24 seasons in the MLB compiling 354 wins, a 3.12 earned run average (ERA), and 4,672 strikeouts, the third-most all time.

•	He was also an 11 time All Star, 7 time Cy Young winner, 2 time World Series Champion and 1986 AL MVP. He is the only pitcher in major league history to record over 350 wins and strike out over 4,500 batters.

Asset Description

Overview and authentication:

•	PSA Card Facts states, “The 1985 Topps Tiffany set consists of 792 cards...identical in design to the regular 1985 Topps Baseball issue, with a white border frames a full-color player photo with the team name printed at an angle near the card bottom; the ballplayer’s name, position, and team logo occupy the remainder of the lower portion of the card….The main design difference between the sets was that the Tiffany version featured glossy fronts.”

•	This Tiffany set was only available through Topps hobby dealers, with 5,000 sets produced.

•	Graded a PSA 10, this Roger Clemens rookie card is one of 47 to have received that grade out of 1,508 submissions to PSA.

•	VCP pricing tracks the most recent sale of a PSA 10 as $22,600 on 3/16/21 via PWCC.

Notable Features:

The card features a portrait of Roger Clemens in his Red Sox uniform.

Notable Defects:  There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #85TiffanyClemens going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 39 of 205

Schedule XV to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 255

Series Designation of #TRAEGOLDPRIZM,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TRAEGOLDPRIZM, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TRAEGOLDPRIZM with effect from the effective date hereof and shall continue to act as the Managing Member of #TRAEGOLDPRIZM until dissolution of #TRAEGOLDPRIZM pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TRAEGOLDPRIZM shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TRAEGOLDPRIZM through that certain Consignment Agreement dated as of June 2, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TRAEGOLDPRIZM from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TRAEGOLDPRIZM Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.
Number of #TRAEGOLDPRIZM Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TRAEGOLDPRIZM Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TRAEGOLDPRIZM sold at the Initial Offering of the #TRAEGOLDPRIZM Interests (excluding the #TRAEGOLDPRIZM Interests acquired by any Person other than Investor Members).
Other rights	Holders of #TRAEGOLDPRIZM Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TRAEGOLDPRIZM Interests.
Officers	There shall initially be no specific officers associated with #TRAEGOLDPRIZM, although, the Managing Member may appoint Officers of #TRAEGOLDPRIZM from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 40 of 205

Schedule 1

DESCRIPTION OF SERIES #TraeGoldPrizm

Investment Overview

•	Upon completion of the SERIES #TraeGoldPrizm Offering, SERIES #TraeGoldPrizm will purchase a Trae Young 2018 Panini Prizm Gold Prizm /10 PSA 10 (The “Underlying Asset” with respect to SERIES #TraeGoldPrizm, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Trae Young is considered one of the most talented and promising young basketball players in the game today.

•	A star point guard for the Atlanta Hawks, Young is regarded as a tremendous scorer and shooter.

•	Young was drafted with the 5th overall pick in the 2018 draft out of the University of Oklahoma.

•	In 2020, Young was selected as an NBA All-Star. In 2019, Young was nominated to the NBA All-Rookie First Team.

Asset Description

Overview and authentication:

•	The highly-coveted Gold Prizm Rookie is a key-investment piece and one of the best cards ever produced of Trae Young. This Gold parallel is serial numbered #2 out of only 10

•	The shining Gold Prizm has received a PSA 10 grade, one of 4 to receive that grade out of 5 submissions to PSA.

•	Since there are only 10 made, Gold refractor Prizm cards are quickly becoming perhaps the most highly chased and sought after cards in the industry. The same card of Luka Doncic recently sold for $800,000, and a 9.5 Giannis Gold sold for over half a million dollars. More Gold Prizm sales include a PSA 9 Anthony Davis for $181,200, a Kyrie Irving black label for $194,400.

•	This card most recently sold for $102,000 on 3/7/21 via Goldin Auctions.

Notable Features:

The card features Trae Young in his black Hawks jersey mid jump for a dunk

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TraeGoldPrizm going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 41 of 205

Schedule XVI to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 256

Series Designation of #ORANGEDOMINGUEZ,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ORANGEDOMINGUEZ, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ORANGEDOMINGUEZ with effect from the effective date hereof and shall continue to act as the Managing Member of #ORANGEDOMINGUEZ until dissolution of #ORANGEDOMINGUEZ pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #ORANGEDOMINGUEZ shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ORANGEDOMINGUEZ through that certain Consignment Agreement dated as of June 2, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ORANGEDOMINGUEZ from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #ORANGEDOMINGUEZ Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #ORANGEDOMINGUEZ Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ORANGEDOMINGUEZ Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ORANGEDOMINGUEZ sold at the Initial Offering of the #ORANGEDOMINGUEZ Interests (excluding the #ORANGEDOMINGUEZ Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 42 of 205

Other rights	Holders of #ORANGEDOMINGUEZ Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ORANGEDOMINGUEZ Interests.
Officers	There shall initially be no specific officers associated with #ORANGEDOMINGUEZ, although, the Managing Member may appoint Officers of #ORANGEDOMINGUEZ from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #OrangeDominguez

Investment Overview

•	Upon completion of the SERIES #OrangeDominguez Offering, SERIES #OrangeDominguez will purchase a Jasson Dominguez 2020 Bowman Chrome Prospect Autos Orange Refractor /25 BGS 9.5 (The “Underlying Asset” with respect to SERIES #OrangeDominguez, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Jasson Dominguez, nicknamed “El Marciano” (The Martian), is one of the most hyped international amateurs in recent memory, and signed with the Yankees as a 16-year-old in 2019

•	Dominguez was MLB Pipeline’s No. 1 international prospect before he signed with the Yankees in 2019...He debuted on Pipeline’s Top 100 prospects list the same year at No. 72 -- the highest ever given to an international amateur immediately after signing

•	Dominguez’s $5.1 million signing bonus shattered the Yankees’ previous record. Prior to Dominguez, the Yankees had only signed two international amateurs for $3 million or more: shortstop Dermis Garcia ($3.2 million) in 2014 and catcher Gary Sánchez ($3 million) in ‘09.

Asset Description

Overview and authentication:

•	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

•	Next to the Superfractor (#/1) and Red (#/5), the Orange (#/25) is the most sought after variation of Dominguez’s rookie card.

•	This Orange refractor, numbered /25, is graded a 9.5 by BGS, making it a POP 7 out of 9 total submissions with no cards graded higher.

•	A BGS 9.5 Orange Refractor with a 9 autograph grade sold for $18,450 on 7/18/20 via Goldin Auctions.

•	According to CardLadder, since 7/18/20 Dominguez Refractor (/499) BGS 9.5s have risen in price from $1,742 to over $3,150.

Notable Features:

The card features a portrait of Jasson Dominguez in his white pinstripe Yankees jersey. Stamped with serial number 09/25

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 43 of 205

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #OrangeDominguez going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 44 of 205

Schedule XVII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 257

Series Designation of #MAHOMESGOLDNT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAHOMESGOLDNT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAHOMESGOLDNT with effect from the effective date hereof and shall continue to act as the Managing Member of #MAHOMESGOLDNT until dissolution of #MAHOMESGOLDNT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MAHOMESGOLDNT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAHOMESGOLDNT through that certain Consignment Agreement dated as of June 2, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAHOMESGOLDNT from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAHOMESGOLDNT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $950,000.
Number of #MAHOMESGOLDNT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAHOMESGOLDNT Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAHOMESGOLDNT sold at the Initial Offering of the #MAHOMESGOLDNT Interests (excluding the #MAHOMESGOLDNT Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 45 of 205

Other rights	Holders of #MAHOMESGOLDNT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAHOMESGOLDNT Interests.
Officers	There shall initially be no specific officers associated with #MAHOMESGOLDNT, although, the Managing Member may appoint Officers of #MAHOMESGOLDNT from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #MahomesGoldNT

Investment Overview

•	Upon completion of the SERIES #MahomesGoldNT Offering, SERIES #MahomesGoldNT will purchase a Patrick Mahomes 2017 Panini National Treasures Rookie Patch Autographs Holo Gold /10 BGS 9.5 (The “Underlying Asset” with respect to SERIES #MahomesGoldNT, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.

•	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.

•	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.

•	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totaling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Asset Description

Overview and authentication:

•	Panini National Treasures is the NFL’s ultra high end trading card product and contains Rookie Patch Autograph cards widely considered the premier rookie cards across all NFL trading card products. PWCC stated, “Since its release, National Treasures cards have pushed the limits of what premium modern cards can be with its appealing design and natural beauty”. (https://www.pwccmarketplace.com/items/2205750)

•	This offering contains a 2017 National Treasure Rookie Patch Autograph of Patrick Mahomes II Holo Gold Variation. This variation is numbered out of 10.

•	The thick stock card showcases a gloss finish, foil inlay, striking bold blue autograph and a multi-color patch highlighting the Chiefs’ Red and Yellow.

•	PWCC stated, “Mahomes is an exceptionally talented young star with a vastly growing brand and now a Super Bowl Championship. This card/player pairing is worthy of the finest modern-card portfolio, and as Mahomes continues to redefine what's possible at the QB position, his premier rookie cards such as this one present an investment opportunity on a never ending upward trajectory”. (https://www.pwccmarketplace.com/items/2205750)

•	A Patrick Mahomes National Treasures RPA numbered to 5 in a grade of BGS 9 recently sold for $840,000 via Goldin Auctions, this offering is a 9.5.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 46 of 205

Notable Features:

•	The card is a numbered /10 and contains a 4 color-AFC logo patch and a bold blue autograph across the front.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MahomesGoldNT going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 47 of 205

Schedule XVIII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 258

Series Designation of #LUKACRACKEDICE,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LUKACRACKEDICE, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LUKACRACKEDICE with effect from the effective date hereof and shall continue to act as the Managing Member of #LUKACRACKEDICE until dissolution of #LUKACRACKEDICE pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LUKACRACKEDICE shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LUKACRACKEDICE through that certain Consignment Agreement dated as of June 2, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LUKACRACKEDICE from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LUKACRACKEDICE Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.
Number of #LUKACRACKEDICE Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LUKACRACKEDICE Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LUKACRACKEDICE sold at the Initial Offering of the #LUKACRACKEDICE Interests (excluding the #LUKACRACKEDICE Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LUKACRACKEDICE Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LUKACRACKEDICE Interests.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 48 of 205

Officers	There shall initially be no specific officers associated with #LUKACRACKEDICE, although, the Managing Member may appoint Officers of #LUKACRACKEDICE from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #LukaCrackedIce

Investment Overview

•	Upon completion of the SERIES #LukaCrackedIce Offering, SERIES #LukaCrackedIce will purchase a 2018-19 Panini Contenders Cracked Ice Ticket Autograph BGS 9.5 (The “Underlying Asset” with respect to SERIES #LukaCrackedIce, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Leading a Dallas Mavericks team that might not be far away from owning the Western Conference for years to come, Luka Doncic is a basketball outlier, a point guard whose skill-set is so individualistic that it’s virtually impossible to find a direct NBA comp.

•	In 2015, the then-16-year-old Slovenian native debuted with Real Madrid, holding his own against players twice his age. He won the Euro League MVP in 2018, and was named to their All-Decade team.

•	Luka came into the NBA with huge expectations, which he somehow exceeded, winning the 2019 Rookie of the Year, and landing a spot on the 2020 All-NBA Team alongside vets Giannis Antetokounmpo, LeBron James, Anthony Davis, and James Harden.

•	San Antonio Spurs coach Gregg Popovich compared Doncic to Magic Johnson, saying, “He sees the floor that way.” Luka’s Mavericks coach Rick Carlisle went further, gushing, “He’s a savant type of guy” along the lines of Larry Bird.

•	Doncic’s nightly averages -- 24.7 points, 8.5 rebounds, 7.3 assists -- have fans believing he could join Oscar Robertson and Russell Westbrook as the rare player who averaged a season-long triple-double.

Asset Description

Overview and authentication:

•	PWCC stated, “Within the Panini Contenders Basketball set lies a mysterious and highly respected Cracked Ice Rookie Ticket parallel. This ultra beautiful card is exceedingly short printed with only twenty-five copies created. On top of its scarcity, it's often plagued by a slew of condition issues which makes GEM MINT copies exceedingly rare...An all-around jaw dropping offering which is only deserving of the finest portfolio.” (https://www.pwccmarketplace.com/items/2539864)

•	Graded 9.5 by BGS this card is one of 11 to receive that grade out of 20 total submissions, with only 1 card receiving a higher grade.

•	Features not only the coveted cracked ice background but also a bold blue autograph which received a grade of 10.

•	This card most recently sold via PWCC on 12/23/20 for $40,100.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 49 of 205

Notable Features:

The card features Luka Doncic in his blue Mavericks uniform with the ball held at his hip preparing for a shot.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LukaCrackedIce going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 50 of 205

Schedule XIX to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 259

Series Designation of #JORDANEXQUISITE8.5FLASHBACK,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JORDANEXQUISITE8.5FLASHBACK, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JORDANEXQUISITE8.5FLASHBACK with effect from the effective date hereof and shall continue to act as the Managing Member of #JORDANEXQUISITE8.5FLASHBACK until dissolution of #JORDANEXQUISITE8.5FLASHBACK pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JORDANEXQUISITE8.5FLASHBACK shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JORDANEXQUISITE8.5FLASHBACK through that certain Consignment Agreement dated as of June 3, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JORDANEXQUISITE8.5FLASHBACK from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JORDANEXQUISITE8.5FLASHBACK Interests the Company can issue may not exceed the purchase price, in the aggregate, of $250,000.
Number of #JORDANEXQUISITE8.5FLASHBACK Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JORDANEXQUISITE8.5FLASHBACK Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JORDANEXQUISITE8.5FLASHBACK sold at the Initial Offering of the #JORDANEXQUISITE8.5FLASHBACK Interests (excluding the #JORDANEXQUISITE8.5FLASHBACK Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 51 of 205

Other rights	Holders of #JORDANEXQUISITE8.5FLASHBACK Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JORDANEXQUISITE8.5FLASHBACK Interests.
Officers	There shall initially be no specific officers associated with #JORDANEXQUISITE8.5FLASHBACK, although, the Managing Member may appoint Officers of #JORDANEXQUISITE8.5FLASHBACK from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #JordanExquisite8.5Flashback

Investment Overview #JordanExquisite8.5Flashback

•	Upon completion of the SERIES #JordanExquisite8.5Flashback Offering, SERIES #JordanExquisite8.5Flashback will purchase a Michael Jordan 2009-10 Upper Deck Exquisite Collection Rookie Patch Flashback /23 BGS 8.5 (The “Underlying Asset” with respect to SERIES #JordanExquisite8.5Flashback, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.

•	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.

•	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.

•	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significant and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

•	Exquisite Collection basketball cards are widely considered the premier cards in the hobby, routinely being called “fine-art equivalents”.

•	Exquisite Basketball is notoriously difficult to find in high grade examples due to fragile corners and edges with damage magnified by the dark colored borders.

•	Featuring both an autograph and an incredibly rare 3-color patch of game-worn jersey, this card is numbered XX/23 and graded 8.5 by BGS with a bold blue 10 autograph and 3-color patch by Beckett.

•	This Rookie Patch Flashback Autograph, graded 8.5, is one of 9 to receive that grade out of 18 total submissions with 6 graded higher.

•	A Michael Jordan Autographed Jersey Patch card from a 1997-98 Upper Deck set recently set a new record when it sold for $2,103,300 via Goldin Auctions in May of 2021.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 52 of 205

Notable Features:

The card features Michael Jordan in his red Bulls uniform and a coveted 3 color patch.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JordanExquisite8.5Flashback going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 53 of 205

Schedule XX to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 260

Series Designation of #PURPLEMOOKIE,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#PURPLEMOOKIE, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #PURPLEMOOKIE with effect from the effective date hereof and shall continue to act as the Managing Member of #PURPLEMOOKIE until dissolution of #PURPLEMOOKIE pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #PURPLEMOOKIE shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #PURPLEMOOKIE through that certain Consignment Agreement dated as of June 3, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #PURPLEMOOKIE from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #PURPLEMOOKIE Interests the Company can issue may not exceed the purchase price, in the aggregate, of $110,000.
Number of #PURPLEMOOKIE Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #PURPLEMOOKIE Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #PURPLEMOOKIE sold at the Initial Offering of the #PURPLEMOOKIE Interests (excluding the #PURPLEMOOKIE Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 54 of 205

Other rights	Holders of #PURPLEMOOKIE Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #PURPLEMOOKIE Interests.
Officers	There shall initially be no specific officers associated with #PURPLEMOOKIE, although, the Managing Member may appoint Officers of #PURPLEMOOKIE from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #PurpleMookie

Investment Overview

•	Upon completion of the SERIES #PurpleMookie Offering, SERIES #PurpleMookie will purchase a Mookie Betts 2014 Bowman Chrome Prospect Autos Purple Refractors /10 BGS 9.5 (The “Underlying Asset” with respect to SERIES #PurpleMookie, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	One of the players who has defined Major League Baseball in the early 21st Century, Mookie Betts a five-tool stud who appears poised to dominate the sport for the next decade.

•	The 5’9”, 180-pounder has the power of MLB’s literal heavyweights, averaging 30 home runs over a 162-game season.

•	Betts finished in the top-ten of MVP voting each season between 2016-2020, winning the award in 2018

•	In only seven years, Mookie led two of the league’s premiere franchises--the Boston Red Sox and the Los Angeles Dodgers--to World Series titles.

•	Betts has also earned his fair share of individual hardware: We’re talking five Golden Gloves and four Silver Sluggers.

Asset Description

Overview and authentication:

•	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

•	Next to the Superfractor (#/1) and Red (#/5), the Purple (#/10) is the lowest numbered variation of Dominguez’s rookie card.

•	Graded a 9.5 by BGS, this card is one of 9 to receive that grade with none graded higher.

•	This card is exceedingly rare and does not sell/trade often, the most recent sale via PWCC was from 5/11/19 for $14,000. Since that time his /500 refractors have risen from $837 to $6,000, a 617% growth.

Notable Features:

•	The cards feature Mookie Betts in a Boston Red Sox jersey, the team which he made his debut with. He was since traded to the Los Angeles Dodgers in February 2020.

Notable Defects:

There are none.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 55 of 205

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #PurpleMookie going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 56 of 205

Schedule XXI to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 261

Series Designation of #JOSHALLENNTBASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JOSHALLENNTBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JOSHALLENNTBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #JOSHALLENNTBASKET until dissolution of #JOSHALLENNTBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JOSHALLENNTBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JOSHALLENNTBASKET through that certain Consignment Agreement dated as of June 4, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JOSHALLENNTBASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JOSHALLENNTBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $175,000.
Number of #JOSHALLENNTBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JOSHALLENNTBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JOSHALLENNTBASKET sold at the Initial Offering of the #JOSHALLENNTBASKET Interests (excluding the #JOSHALLENNTBASKET Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 57 of 205

Other rights	Holders of #JOSHALLENNTBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JOSHALLENNTBASKET Interests.
Officers	There shall initially be no specific officers associated with #JOSHALLENNTBASKET, although, the Managing Member may appoint Officers of #JOSHALLENNTBASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #JoshAllenNTBasket

Investment Overview

•	Upon completion of the SERIES #JoshAllenNTBasket Offering, SERIES #JoshAllenNTBasket will purchase a Josh Allen 2018 Panini National Treasures Rookie Patch Autographs /99 PSA 10 (2x) (The “Underlying Asset” with respect to SERIES #JoshAllenNTBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Josh Allen was drafted with the 7th overall pick in the 2018 NFL Draft by the Buffalo Bills.

•	He was named to the 2020 AFC Pro Bowl Team and was named a 2nd Team All Pro.

•	During the 2020 season, his 3rd in the league, Allen broke several franchise passing records, including most passing yards and touchdowns in a single season, and led Buffalo to its first divisional title and playoff win since 1995.

Asset Description

Overview and authentication:

•	Panini National Treasures is the NFL’s ultra high end trading card product and contains Rookie Patch Autograph cards widely considered the premier rookie cards across all NFL trading card products. PWCC stated, “Since its release, National Treasures cards have pushed the limits of what premium modern cards can be with its appealing design and natural beauty.” (https://www.pwccmarketplace.com/items/2205750)

•	This offering contains TWO 2018 National Treasure Rookie Patch Autographs of Josh Allen both graded PSA 10 and numbered /99.

•	PWCC states, “an elite modern football rookie card of a player who's potential seems to have no end, then look no further than the offered '18 National Treasures Josh Allen RPA in elite PSA 10 grade...perfect alignment with clean borders and a faultless periphery. Rarely is this card seen with pristine surfaces. Free of any indentations or imperfections with high-gloss and precise registration. The ultra fragile silver inlay borders a superior 4-color jersey example and 2-color nameplate example.” (https://www.pwccmarketplace.com/items/2773627)

•	PWCC goes on to say, “As everyone knows by now, these elite National Treasures RPA's have become dream cards for most trading card enthusiasts and have stood out as the single greatest modern production ever made. Ushering in some of the finest and most iconic jersey/autograph pieces ever seen...With immense popularity among investors, a vastly growing brand and the likely chance he'll lead the Bills back to the playoffs, we feel that the sky's the limit for the future ROI on this premier RPA. Easily among the most exciting modern pieces in the market and comes with PWCC's highest recommendation. ”.

•	The PWCC auction of a PSA 10 ended on 5/25/21 with a sale price of $74,600.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 58 of 205

Notable Features:

The cards feature Josh Allen in his blue Bills uniform gripping the ball preparing to pass.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JoshAllenNTBasket going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 59 of 205

Schedule XXII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 262

Series Designation of #LEBRONEXQUISITEBASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONEXQUISITEBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	June 28, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONEXQUISITEBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONEXQUISITEBASKET until dissolution of #LEBRONEXQUISITEBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #LEBRONEXQUISITEBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONEXQUISITEBASKET through that certain Consignment Agreement dated as of June 3, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONEXQUISITEBASKET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONEXQUISITEBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $275,000.

Number of #LEBRONEXQUISITEBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONEXQUISITEBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONEXQUISITEBASKET sold at the Initial Offering of the #LEBRONEXQUISITEBASKET Interests (excluding the #LEBRONEXQUISITEBASKET Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 60 of 205

Other rights	Holders of #LEBRONEXQUISITEBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONEXQUISITEBASKET Interests.

Officers	There shall initially be no specific officers associated with #LEBRONEXQUISITEBASKET, although, the Managing Member may appoint Officers of #LEBRONEXQUISITEBASKET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #LeBronExquisiteBasket

Investment Overview

•	Upon completion of the SERIES #LeBronExquisiteBasket Offering, SERIES #LeBronExquisiteBasket will purchase a LeBron James 2005-06 Exquisite Limited Logos BGS 9, 2006-07 Exquisite Limited Logos PSA Auth & 2007-08 Limited Logos BGS 8.5 (The “Underlying Asset” with respect to SERIES #LeBronExquisiteBasket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	This offering contains THREE LeBron James Exquisite Limited Logo cards spanning 05/06, 06/07 and 07/08.

•	The 2005-06 Limited Logos is graded a BGS 9, making it one of 15 to receive that grade out of 33 total submissions with only 9 graded higher.

•	The 2006-07 Limited Logos is graded PSA Authentic, one of only 5 total submissions to PSA.

•	The 2007-08 Limited Logos is graded BGS 8.5, making it one of 13 to receive that grade out of 30 total submissions with 13 graded higher.

•	A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

These cards feature Jersey patches as well as Autograph from LeBron James, A congratulatory statement on the card's back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 61 of 205

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronExquisiteBasket going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 62 of 205

Schedule XXIII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 263

Series Designation of #KAREEMPOINTSRECORDBALL,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KAREEMPOINTSRECORDBALL, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KAREEMPOINTSRECORDBALL with effect from the effective date hereof and shall continue to act as the Managing Member of #KAREEMPOINTSRECORDBALL until dissolution of #KAREEMPOINTSRECORDBALL pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KAREEMPOINTSRECORDBALL shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KAREEMPOINTSRECORDBALL through that certain Consignment Agreement dated as of June 7, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KAREEMPOINTSRECORDBALL from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KAREEMPOINTSRECORDBALL Interests the Company can issue may not exceed the purchase price, in the aggregate, of $450,000.
Number of #KAREEMPOINTSRECORDBALL Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KAREEMPOINTSRECORDBALL Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 63 of 205

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KAREEMPOINTSRECORDBALL sold at the Initial Offering of the #KAREEMPOINTSRECORDBALL Interests (excluding the #KAREEMPOINTSRECORDBALL Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KAREEMPOINTSRECORDBALL Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KAREEMPOINTSRECORDBALL Interests.
Officers	There shall initially be no specific officers associated with #KAREEMPOINTSRECORDBALL, although, the Managing Member may appoint Officers of #KAREEMPOINTSRECORDBALL from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #KareemPointsRecordBall

Investment Overview #KareemPointsRecordBall

•	Upon completion of the SERIES #KareemPointsRecordBall Offering, SERIES #KareemPointsRecordBall will purchase a 1989 Kareem Abdul-Jabbar Game Used, Signed & Inscribed Spalding Basketball Used for Last Points Scored in Career -38,387NBA Record (The “Underlying Asset” with respect to SERIES #KareemPointsRecordBall, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Born Lew Alcindor, Kareem Abdul-Jabbar is universally considered to be one of the greatest basketball players of all time.

•	Kareem won eight NBA Championships (6 as a player and 2 as a coach), a record SIX NBA’s Most Valuable Player Awards, and was named to a record NINETEEN time NBA All-Star.

•	In 1996, he was honored as one of the 50 Greatest Players in NBA History

•	At the time of his retirement at age 42 in 1989, Abdul-Jabbar was the NBA's all-time leader in points scored (38,387), games played (1,560), minutes played (57,446), field goals made (15,837), field goal attempts (28,307), blocked shots (3,189), defensive rebounds (9,394), career wins (1,074)

•	ESPN named him the greatest center of all time in 2007, the greatest player in college basketball history in 2008, and the second best player in NBA history (behind Michael Jordan) in 2016

Asset Description

Overview and authentication:

•	This offering contains the basketball used to score the final points in Kareem’s career, setting the all-time NBA Scoring record in the process.

•	The ball is autographed by Kareem and inscribed in his hand with the following, “Last Reg Season Game Ball 4/89...38,387 PTS Lifetime”.

•	This offering comes with provenance and authentication of the ball and autograph from the Kareem Abdul-Jabaar Collection, Kareem Abdul-Jabaar himself, and JSA.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 64 of 205

Notable Features:

Official Spalding game ball bearing facsimile signature of commissioner David Stern

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KareemPointsRecordBall going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 65 of 205

Schedule XXIV to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 264

Series Designation of #JACKIEROBINSON1952TOPPSPSA8.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JACKIEROBINSON1952TOPPSPSA8.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JACKIEROBINSON1952TOPPSPSA8.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #JACKIEROBINSON1952TOPPSPSA8.5 until dissolution of #JACKIEROBINSON1952TOPPSPSA8.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JACKIEROBINSON1952TOPPSPSA8.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JACKIEROBINSON1952TOPPSPSA8.5 through that certain Consignment Agreement dated as of June 7, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JACKIEROBINSON1952TOPPSPSA8.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JACKIEROBINSON1952TOPPSPSA8.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $650,000.
Number of #JACKIEROBINSON1952TOPPSPSA8.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JACKIEROBINSON1952TOPPSPSA8.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JACKIEROBINSON1952TOPPSPSA8.5 sold at the Initial Offering of the #JACKIEROBINSON1952TOPPSPSA8.5 Interests (excluding the #JACKIEROBINSON1952TOPPSPSA8.5 Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 66 of 205

Other rights	Holders of #JACKIEROBINSON1952TOPPSPSA8.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JACKIEROBINSON1952TOPPSPSA8.5 Interests.
Officers	There shall initially be no specific officers associated with #JACKIEROBINSON1952TOPPSPSA8.5, although, the Managing Member may appoint Officers of #JACKIEROBINSON1952TOPPSPSA8.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #JackieRobinson1952ToppsPSA8.5

Investment Overview

•	Upon completion of the SERIES #JackieRobinson1952ToppsPSA8.5 Offering, SERIES #JackieRobinson1952ToppsPSA8.5 will purchase a Jackie Robinson 1952 Topps PSA 8.5 (The “Underlying Asset” with respect to SERIES #JackieRobinson1952ToppsPSA8.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Jackie Robinson is not just a baseball hero, but an American hero.

•	As a pioneer who broke baseball’s color barrier in 1947, he raised hopes and opportunities for the second half of the 20th century.

•	Robinson was a central figure in the Brooklyn Dodgers’ National League Dynasty, playing in six World Series and taking the boroughs only title in 1955.

•	He finished his illustrious and historic career with the following accolades: 6x All Star, NL MVP, MLB Rookie of the Year, NL Batting Champion, and 2x NL Stolen Base Leader.

•	His jersey number 42 is retired by all MLB teams. In addition, Robinson was selected to the Baseball Hall of Fame and the Major League Baseball All-Century Team.

Asset Description

Overview and authentication:

•	PSA CardFacts states, “This is one of Jackie's best looking cards in one of the hobby's most important issues...This card captures a joyous Robinson, who always found a way to smile despite enduring so much torment from hateful folks. All we can do as collectors is continue to appreciate what he did and thank him for helping make the game better.” (https://www.psacard.com/cardfacts/baseball-cards/1952-topps/jackie-robinson-312/23331)

•	The 1952 Topps set is extremely condition sensitive. Centering issues are extremely common, compounded by surface issues with the bright background color as well as being susceptible to chipping around the corners and edges.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 67 of 205

•	The Jackie Robinson is especially sensitive due to its vibrant red background that shows chips with greater frequency.

•	Graded NM-MT 8 by PSA, this card is a POP 44 with 13 graded higher out of 1,162 examples submitted to PSA.

•	The most recent sale of a PSA 8 1952 Topps Jackie Robinson was for $384,000 on 4/18/21 via Robert Edwards Auctions.

Notable Features:

Features a portrait of Jackie Robinson set against a bright red background.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JackieRobinson1952ToppsPSA8.5 going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 68 of 205

Schedule XXV to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 265

Series Designation of #WILLIEMAYS1968JERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#WILLIEMAYS1968JERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #WILLIEMAYS1968JERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #WILLIEMAYS1968JERSEY until dissolution of #WILLIEMAYS1968JERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #WILLIEMAYS1968JERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #WILLIEMAYS1968JERSEY through that certain Consignment Agreement dated as of June 7, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #WILLIEMAYS1968JERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #WILLIEMAYS1968JERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $350,000.
Number of #WILLIEMAYS1968JERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #WILLIEMAYS1968JERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #WILLIEMAYS1968JERSEY sold at the Initial Offering of the #WILLIEMAYS1968JERSEY Interests (excluding the #WILLIEMAYS1968JERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #WILLIEMAYS1968JERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #WILLIEMAYS1968JERSEY Interests.
Officers	There shall initially be no specific officers associated with #WILLIEMAYS1968JERSEY, although, the Managing Member may appoint Officers of #WILLIEMAYS1968JERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 69 of 205

Schedule 1

DESCRIPTION OF SERIES #WillieMays1968Jersey

Investment Overview

•	Upon completion of the SERIES #WillieMays1968Jersey Offering, SERIES #WillieMays1968Jersey will purchase a 1968 Willie Mays Game Worn Home Jersey MEARS 9.5 (The “Underlying Asset” with respect to SERIES #WillieMays1968Jersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	With his ability to make the spectacular seem commonplace and his positive demeanor, it’s little wonder that Willie Mays was, is, and always will be one of baseball’s most beloved figures.

•	Over his 22-year career -- and that’s a number we’re likely to never see again -- the Say Hey Kid racked up a pair of MVP awards, a World Series ring, a batting title, and a whopping 12 Gold Gloves.

•	With a rare combination of speed and power, Mays led the league four times in home runs and four times in stolen bases. His 660 homers is the sixth-most in MLB history, and his 338 swipes ties him for 122nd on the all-time list.

•	Mays entranced both coasts (and everywhere in between), beginning his career with a Giants franchise that moved from New York to San Francisco before his seventh season in the league, then wrapping it up back in NYC with the Mets.

•	None other than Ted Williams said, “They made the All-Star Game for Willie Mays.”

Asset Description

Overview and authentication:

•	This offering contains a Game Worn and Autographed Willie Mays jersey from 1968.

•	The jersey has been given a grade of A9.5 from Mears, the leading game used equipment authenticator.

•	Also comes with provenance from the Dick Dobbins collection, one of the largest Bay Area memorabilia collections.

•	This jersey sold via Goldin Auctions in May of 2018 for $92,063. Since May of 2018 Willie Mays 1951 Bowman Rookie cards in a PSA 8 have gone from $40,800 to $234,000.

Notable Features:

Comes with authentication letters from MEARS (including photo opinions) as well as the Dick Dobbins collection.

Notable Defects:

There are none.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 70 of 205

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #WillieMays1968Jerseygoing forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 71 of 205

Schedule XXVI to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 266

Series Designation of #WILTCHAMBERLAINLAKERSROADJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#WILTCHAMBERLAINLAKERSROADJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #WILTCHAMBERLAINLAKERSROADJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #WILTCHAMBERLAINLAKERSROADJERSEY until dissolution of #WILTCHAMBERLAINLAKERSROADJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #WILTCHAMBERLAINLAKERSROADJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #WILTCHAMBERLAINLAKERSROADJERSEY through that certain Consignment Agreement dated as of June 14, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #WILTCHAMBERLAINLAKERSROADJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #WILTCHAMBERLAINLAKERSROADJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $350,000.
Number of #WILTCHAMBERLAINLAKERSROADJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #WILTCHAMBERLAINLAKERSROADJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #WILTCHAMBERLAINLAKERSROADJERSEY sold at the Initial Offering of the #WILTCHAMBERLAINLAKERSROADJERSEY Interests (excluding the #WILTCHAMBERLAINLAKERSROADJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #WILTCHAMBERLAINLAKERSROADJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #WILTCHAMBERLAINLAKERSROADJERSEY Interests.
Officers	There shall initially be no specific officers associated with #WILTCHAMBERLAINLAKERSROADJERSEY, although, the Managing Member may appoint Officers of #WILTCHAMBERLAINLAKERSROADJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 72 of 205

Schedule 1

DESCRIPTION OF SERIES #WiltChamberlainLakersRoadJersey

Investment Overview

•	Upon completion of the SERIES #WiltChamberlainLakersRoadJersey Offering, SERIES #WiltChamberlainLakersRoadJersey will purchase a Wilt Chamberlain Lakers Road Game Jersey 1968-1972 (The “Underlying Asset” with respect to SERIES #WiltChamberlainLakersRoadJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Nicknamed “Goliath”, “The Big Dipper” and “Wilt the Stilt”, Wilt Chamberlain is widely regarded as one of the greatest players in the history of the game.

•	Chamberlain is the only player in history to score 4,000 points in a season. He averaged 50.4 points per game during the 61-62 season, holds the record for most points in a single game with 100, the record for most rebounds in a single game with 55 and led the league in scoring 7 times and rebounding 11 times.

•	Chamberlain was a 2 time NBA Champion, 4 time MVP, 13 time All-Star, 7 time All-NBA First Team and the 1960 NBA Rookie of the Year.

•	Chamberlain was elected to the Pro Basketball Hall of Fame in 1978, the NBA’s 35th Anniversary team of 1980, and in 1996 was chosen as one of the 50 Greatest Players in NBA History.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 73 of 205

Asset Description

Overview and authentication:

•	Wilt Chamberlain purple Lakers jersey. Used during the 1968-1972 time period.

•	Authenticated for game use by MEARS with a perfect grade of A10.

•	22” chest & 29” torso, Tiernan manufacturing tag.

Notable Features:

Purple Los Angeles Lakers jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #WiltChamberlainLakersRoadJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 74 of 205

Schedule XXVII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 267

Series Designation of #BRADYCONTENDERS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BRADYCONTENDERS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BRADYCONTENDERS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #BRADYCONTENDERS9.5 until dissolution of #BRADYCONTENDERS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #BRADYCONTENDERS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BRADYCONTENDERS9.5 through that certain Consignment Agreement dated as of June 16, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BRADYCONTENDERS9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #BRADYCONTENDERS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $175,000.
Number of #BRADYCONTENDERS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BRADYCONTENDERS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BRADYCONTENDERS9.5 sold at the Initial Offering of the #BRADYCONTENDERS9.5 Interests (excluding the #BRADYCONTENDERS9.5 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #BRADYCONTENDERS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BRADYCONTENDERS9.5 Interests.
Officers	There shall initially be no specific officers associated with #BRADYCONTENDERS9.5, although, the Managing Member may appoint Officers of #BRADYCONTENDERS9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 75 of 205

Schedule 1

DESCRIPTION OF SERIES #BradyContenders9.5

Investment Overview

•	Upon completion of the SERIES #BradyContenders9.5 Offering, SERIES #BradyContenders9.5 will purchase a 2000 Playoff Contenders Tom Brady Rookie Card BGS 9.5 (The “Underlying Asset” with respect to SERIES #BradyContenders9.5, as applicable), the specifications of which are set forth below.

Asset Description

Overview and authentication:

•	The 2000 Playoff Contenders is without debate the top rookie card for Tom Brady, and therefore one of the most sought after and desired cards in all of modern football, featuring an action shot of Brady throwing.

•	Notoriously difficult to grade due to autograph issues, paper card stock and dark rear edges, chipping issues are prevalent throughout.

•	Graded a BGS 9.5 with autograph grades of 10, this 2000 Playoff Contender Tom Brady is one of 15 to have received that grade out of 655 graded examples with none graded higher.

•	With subgrades of 10, 10, 9.5 and 9 this is the highest graded card on the Beckett registry, with no “true gems” and no other 9.5s with two 10 subgrades.

Notable Features:

•	The 2000 Playoff Contenders is Tom Brady’s debut rookie card .

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BradyContenders9.5 going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 76 of 205

Schedule XXVIII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 268

Series Designation of #CURRYREFRACTOR9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CURRYREFRACTOR9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CURRYREFRACTOR9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #CURRYREFRACTOR9.5 until dissolution of #CURRYREFRACTOR9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #CURRYREFRACTOR9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CURRYREFRACTOR9.5 through that certain Consignment Agreement dated as of June 14, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CURRYREFRACTOR9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #CURRYREFRACTOR9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #CURRYREFRACTOR9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CURRYREFRACTOR9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CURRYREFRACTOR9.5 sold at the Initial Offering of the #CURRYREFRACTOR9.5 Interests (excluding the #CURRYREFRACTOR9.5 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #CURRYREFRACTOR9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CURRYREFRACTOR9.5 Interests.
Officers	There shall initially be no specific officers associated with #CURRYREFRACTOR9.5, although, the Managing Member may appoint Officers of #CURRYREFRACTOR9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 77 of 205

Schedule 1

DESCRIPTION OF SERIES #CurryRefractor9.5

Investment Overview

•	Upon completion of the SERIES #CurryRefractor9.5 Offering, SERIES #CurryRefractor9.5 will purchase a Stephen Curry 2009 Topps Chrome Refractor BGS 9.5 (The “Underlying Asset” with respect to SERIES #CurryRefractor9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Many analysts consider Curry to be the greatest shooter in NBA history and he is credited with revolutionizing the way modern basketball is played. He has been referred to as the “Michael Jordan of the three-point era,” pointing out that he did for the three-point shot what Jordan did for the dunk.

•	As of January 2021 Curry has been named a 6 time NBA All-Star, 2 time NBA MVP and has won 3 NBA Championships with the Warriors. His 2015-16 NBA MVP Award was the first time in the history of the award that there had been a unanimous vote.

•	CBS Sports ranked Curry #19 in their list of the 50 Greatest NBA Players of All Time and Sports Illustrated ranked him #3 behind Kevin Durant and LeBron James on their Top 100 NBA Players of 2019 list.

•	Curry will go down as the most prolific three-point shooter in league history, having set and broken the single season three-point record 3 times with season totals of 272 (12-13), 286 (14-15), and 402 (15-16).

Asset Description

Overview and authentication:

•	09-10 Topps Chrome contained the rookies of Blake Griffin, James Harden and Stephen Curry.

•	There are a host of parallel refractors in the set, including base Refractors, Black Refractors (#500), and X-Fractors (#200).

•	This offering contains a 2009 Topps Chrome Refractor of Stephen Curry graded 9.5 by BGS.

•	Out of 176 total submissions, 95 have received a grade of 9.5 with only 3 cards graded higher.

•	Described by PWCC as “a truly elite Stephen Curry rookie card...Curry rookie cards have seen tremendous growth...and seem poised to only increase in value. A sound investment piece which comes with our highest recommendation.” (https://www.pwccmarketplace.com/items/2289337)

Notable Features:

The card features a portrait of Stephen Curry in his white Warriors warmup

Notable Defects:

There are none.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 78 of 205

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #CurryRefractor9.5 going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 79 of 205

Schedule XXIX to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 269

Series Designation of #JORDANLASTDANCESNEAKERS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JORDANLASTDANCESNEAKERS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JORDANLASTDANCESNEAKERS with effect from the effective date hereof and shall continue to act as the Managing Member of #JORDANLASTDANCESNEAKERS until dissolution of #JORDANLASTDANCESNEAKERS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JORDANLASTDANCESNEAKERS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JORDANLASTDANCESNEAKERS through that certain Consignment Agreement dated as of June 21, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JORDANLASTDANCESNEAKERS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JORDANLASTDANCESNEAKERS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $1,400,000.
Number of #JORDANLASTDANCESNEAKERS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JORDANLASTDANCESNEAKERS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JORDANLASTDANCESNEAKERS sold at the Initial Offering of the #JORDANLASTDANCESNEAKERS Interests (excluding the #JORDANLASTDANCESNEAKERS Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 80 of 205

Other rights	Holders of #JORDANLASTDANCESNEAKERS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JORDANLASTDANCESNEAKERS Interests.
Officers	There shall initially be no specific officers associated with #JORDANLASTDANCESNEAKERS, although, the Managing Member may appoint Officers of #JORDANLASTDANCESNEAKERS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #JordanLastDanceSneakers

Investment Overview

•	Upon completion of the SERIES #JordanLastDanceSneakers Offering, SERIES #JordanLastDanceSneakers will purchase a Michael Jordan 1998 NBA Finals Game 2 Game Worn AJ 13 Sneakers (The “Underlying Asset” with respect to SERIES #JordanLastDanceSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game of basketball and one of the most culturally relevant athletes in the entire world.

•	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.

•	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.

•	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significant and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

•	This offering contains a Michael Jordan’s AJ13 Sneakers Worn on June 5, 1998 in Game 2 of the 1998 NBA Finals in Utah “The Final Bred’s”.

•	The shoes have been photomatched by Meigray

•	Jordan scored 37 points and recorded 3 assists and 5 rebounds in the 93-88 victory.

•	Accompanied by letter of provenance from locker room attendant Preston Truman.

Notable Features:

•	These shoes were worn in the NBA Finals featured in “The Last Dance” documentary.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 81 of 205

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JordanLastDanceSneakers going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 82 of 205

Schedule XXX to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 270

Series Designation of #SCOTTIEPIPPENLASTDANCESNEAKERS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#SCOTTIEPIPPENLASTDANCESNEAKERS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #SCOTTIEPIPPENLASTDANCESNEAKERS with effect from the effective date hereof and shall continue to act as the Managing Member of #SCOTTIEPIPPENLASTDANCESNEAKERS until dissolution of #SCOTTIEPIPPENLASTDANCESNEAKERS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #SCOTTIEPIPPENLASTDANCESNEAKERS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #SCOTTIEPIPPENLASTDANCESNEAKERS through that certain Consignment Agreement dated as of June 21, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #SCOTTIEPIPPENLASTDANCESNEAKERS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #SCOTTIEPIPPENLASTDANCESNEAKERS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.
Number of #SCOTTIEPIPPENLASTDANCESNEAKERS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #SCOTTIEPIPPENLASTDANCESNEAKERS Interests (including in excess of 10%), in its sole discretion, through the Offering.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 83 of 205

Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #SCOTTIEPIPPENLASTDANCESNEAKERS sold at the Initial Offering of the #SCOTTIEPIPPENLASTDANCESNEAKERS Interests (excluding the #SCOTTIEPIPPENLASTDANCESNEAKERS Interests acquired by any Person other than Investor Members).
Other rights	Holders of #SCOTTIEPIPPENLASTDANCESNEAKERS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #SCOTTIEPIPPENLASTDANCESNEAKERS Interests.
Officers	There shall initially be no specific officers associated with #SCOTTIEPIPPENLASTDANCESNEAKERS, although, the Managing Member may appoint Officers of #SCOTTIEPIPPENLASTDANCESNEAKERS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #ScottiePippenLastDanceSneakers

Investment Overview

•	Upon completion of the SERIES #ScottiePippenLastDanceSneakers Offering, SERIES #ScottiePippenLastDanceSneakers will purchase a Scottie Pippen 1998 NBA Finals Game Worn Sneakers - Autographed and Inscribed (The “Underlying Asset” with respect to SERIES #ScottiePippenLastDanceSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Scottie Pippen is considered one of the greatest small forwards of all time. He played 17 seasons in the NBA after being drafted with the 5th overall pick in the 1987 draft.

•	Pippen was named to the NBA All-Defensive First Team eight consecutive times and the All-NBA First Team three times. He was a seven-time NBA All-Star and was the NBA All-Star Game MVP in 1994. He was named one of the 50 Greatest Players in NBA History during the 1996–97 season, and is one of four players to have his jersey retired by the Chicago Bulls

•	Pippen is the only NBA player to have won an NBA title and Olympic gold medal in the same year twice, having done so in both 1992 and 1996.

•	He was inducted in the Basketball Hall of Fame in 2010.

Asset Description

Overview and authentication:

•	This offering contains Scottie Pippen’s Game Worn Sneakers Worn in the 1998 NBA Finals.

•	The shoes have also been autographed and inscribed with “1998 Finals”.

•	Accompanied by letter of provenance from locker room attendant Preston Truman.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 84 of 205

Notable Features:

•	These shoes were worn in the NBA Finals featured in “The Last Dance” documentary.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ScottiePippenLastDanceSneakers going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 85 of 205

Schedule XXXI to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 271

Series Designation of #PEYTONMANNINGMVPHELMET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#PEYTONMANNINGMVPHELMET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #PEYTONMANNINGMVPHELMET with effect from the effective date hereof and shall continue to act as the Managing Member of #PEYTONMANNINGMVPHELMET until dissolution of #PEYTONMANNINGMVPHELMET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #PEYTONMANNINGMVPHELMET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #PEYTONMANNINGMVPHELMET through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #PEYTONMANNINGMVPHELMET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #PEYTONMANNINGMVPHELMET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $250,000.
Number of #PEYTONMANNINGMVPHELMET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #PEYTONMANNINGMVPHELMET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #PEYTONMANNINGMVPHELMET sold at the Initial Offering of the #PEYTONMANNINGMVPHELMET Interests (excluding the #PEYTONMANNINGMVPHELMET Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 86 of 205

Other rights	Holders of #PEYTONMANNINGMVPHELMET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #PEYTONMANNINGMVPHELMET Interests.
Officers	There shall initially be no specific officers associated with #PEYTONMANNINGMVPHELMET, although, the Managing Member may appoint Officers of #PEYTONMANNINGMVPHELMET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #PeytonManningMVPHelmet

Investment Overview

•	Upon completion of the SERIES #PeytonManningMVPHelmet Offering, SERIES #PeytonManningMVPHelmet will purchase a Peyton Manning 2003 MVP Season Game Used Helmet (The “Underlying Asset” with respect to SERIES #PeytonManningMVPHelmet, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Peyton Manning, nicknamed “The Sherriff”, is universally considered to be among the greatest Quarterbacks of all time.

•	He was selected with the 1st overall pick in the 1994 NFL Draft by the Indianapolis Colts, where he spent the first 14 seasons of his 18 year career.

•	Manning holds numerous NFL career records, including 5 MVP Awards, 14 Pro Bowl appearances, 14 seasons of 4,000+ passing yards. He is 3rd in career passing yards and touchdowns.

•	He also holds the records for most single-season passing yards (5,477) and single-season touchdown passes (55). He is tied with Sammy Baugh for most first-team All-Pro selections for a quarterback with 7.

•	He was inducted into the Pro Football Hall of Fame in 2021.

Asset Description

Overview and authentication:

•	This offering contains the helmet worn and used by Peyton Manning for the entirety of the 2003 NFL season.

•	The helmet has been photomatched for game use by Meigray.

•	The 2003 season in which this helmet was worn was the year Manning won his 1st MVP award, finishing the season with 4,267 passing yards and 29 touchdowns.

•	Photomatched to games played in January 2004, December 2003, November 2003, October 2003, September 2003

Notable Features:

This helmet was worn for the entirety of Manning’s 2003 MVP Season

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 87 of 205

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #PeytonManningMVPHelmet going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 88 of 205

Schedule XXXII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 272

Series Designation of #CHICAGOBULLSDYNASTYHARDWOOD,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CHICAGOBULLSDYNASTYHARDWOOD, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CHICAGOBULLSDYNASTYHARDWOOD with effect from the effective date hereof and shall continue to act as the Managing Member of #CHICAGOBULLSDYNASTYHARDWOOD until dissolution of #CHICAGOBULLSDYNASTYHARDWOOD pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #CHICAGOBULLSDYNASTYHARDWOOD shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CHICAGOBULLSDYNASTYHARDWOOD through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CHICAGOBULLSDYNASTYHARDWOOD from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #CHICAGOBULLSDYNASTYHARDWOOD Interests the Company can issue may not exceed the purchase price, in the aggregate, of $425,000.
Number of #CHICAGOBULLSDYNASTYHARDWOOD Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CHICAGOBULLSDYNASTYHARDWOOD Interests (including in excess of 10%), in its sole discretion, through the Offering.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 89 of 205

Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CHICAGOBULLSDYNASTYHARDWOOD sold at the Initial Offering of the #CHICAGOBULLSDYNASTYHARDWOOD Interests (excluding the #CHICAGOBULLSDYNASTYHARDWOOD Interests acquired by any Person other than Investor Members).
Other rights	Holders of #CHICAGOBULLSDYNASTYHARDWOOD Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CHICAGOBULLSDYNASTYHARDWOOD Interests.
Officers	There shall initially be no specific officers associated with #CHICAGOBULLSDYNASTYHARDWOOD, although, the Managing Member may appoint Officers of #CHICAGOBULLSDYNASTYHARDWOOD from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 90 of 205

Schedule 1

DESCRIPTION OF SERIES #ChicagoBullsDynastyHardwood

Investment Overview

•	Upon completion of the SERIES #ChicagoBullsDynastyHardwood Offering, SERIES #ChicagoBullsDynastyHardwood will purchase a Chicago Bulls Dynasty Hardwood (The “Underlying Asset” with respect to SERIES #ChicagoBullsDynastyHardwood, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.

•	The starters on the bulls for this time period were Harper, Jordan, Pippen, Rodman and Longley. The bench was made up of Steve Kerr, Kukoč, Wennington, Buechler, and guard Randy Brown

•	This core won titles in 1996, 1997 and 1998.

•	The 1995–96 team holds several other records, including the best road record in a standard 41-road-game season (33–8), the all-time best start by a team (41–3), the best start at home (37–0), and the second-best home record in history (39–2)

•	Michael Jordan retired at the conclusion of the 1998-99 season.

Asset Description

Overview and authentication:

•	This offering contains TWO game-used United Center floor pieces.

•	The pieces measure 4 feet by 8 feet and weigh approximately 150 lbs each

•	These floor pieces were used during the second three-peat during the 1995-98 seasons.

•	The Certificate of Authenticity from the Chicago Bulls states, “These two pieces you have are two of the most desired due to the location near the bench where Phil Jackson coached the team and the amount of time spent directly on these floor pieces by Michael Jordan and the rest of the Bulls.”

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 91 of 205

Notable Features:

Accompanied by COA from the Chicago Bulls as well as map displaying where on the court the pieces are from.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ChicagoBullsDynastyHardwood going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 92 of 205

Schedule XXXIII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 273

Series Designation of #PAULPIERCE05ASGSNEAKERS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#PAULPIERCE05ASGSNEAKERS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member

CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #PAULPIERCE05ASGSNEAKERS with effect from the effective date hereof and shall continue to act as the Managing Member of #PAULPIERCE05ASGSNEAKERS until dissolution of #PAULPIERCE05ASGSNEAKERS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset

The Series Assets of #PAULPIERCE05ASGSNEAKERS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #PAULPIERCE05ASGSNEAKERS through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #PAULPIERCE05ASGSNEAKERS from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #PAULPIERCE05ASGSNEAKERS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #PAULPIERCE05ASGSNEAKERS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #PAULPIERCE05ASGSNEAKERS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee

Up to 1.00% of the gross proceeds

of the Interests from #PAULPIERCE05ASGSNEAKERS sold at the Initial Offering of the #PAULPIERCE05ASGSNEAKERS Interests (excluding the #PAULPIERCE05ASGSNEAKERS Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 93 of 205

Other rights	Holders of #PAULPIERCE05ASGSNEAKERS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #PAULPIERCE05ASGSNEAKERS Interests.
Officers	There shall initially be no specific officers associated with #PAULPIERCE05ASGSNEAKERS, although, the Managing Member may appoint Officers of #PAULPIERCE05ASGSNEAKERS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 94 of 205

Schedule 1

DESCRIPTION OF SERIES #PaulPierce05ASGSneakers

Investment Overview

•	Upon completion of the SERIES #PaulPierce05ASGSneakers Offering, SERIES #PaulPierce05ASGSneakers will purchase a Paul Pierce 2005 NBA All Star Game Worn and Autographed Sneakers (The “Underlying Asset” with respect to SERIES #PaulPierce05ASGSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Paul Pierce, nicknamed “The Truth” was the 10th overall pick of the 1998 NBA Draft by the Boston Celtics and spent the first 15 of his career with the team.

•	Pierce teamed up with Kevin Garnett and Ray Allen in 2007 to form a "Big Three" that led Boston to two NBA Finals and an NBA title in 2008.

•	Pierce was named to 10 All-Star Teams and 4 All-NBA Teams during his career, along with the 2008 NBA Finals MVP.

•	Other than Larry Bird and John Havlicek, Pierce is one of only three players to have scored more than 20,000 career points with the Celtics.

Asset Description

Overview and authentication:

•	This offering contains the shoes worn by Paul Pierce during the 2005 NBA All Star Game.

•	These shoes have been photomatched for game use by Meigray.

•	Signed by LeBron James and several other All Stars from that season.

Notable Features:

Autographed by LeBron James and others.

Notable Defects:

There are none.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 95 of 205

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #PaulPierce05ASGSneakers going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 96 of 205

Schedule XXXIV to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 274

Series Designation of #PAULPIERCE09ASGJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#PAULPIERCE09ASGJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #PAULPIERCE09ASGJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #PAULPIERCE09ASGJERSEY until dissolution of #PAULPIERCE09ASGJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #PAULPIERCE09ASGJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #PAULPIERCE09ASGJERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #PAULPIERCE09ASGJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #PAULPIERCE09ASGJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #PAULPIERCE09ASGJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #PAULPIERCE09ASGJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #PAULPIERCE09ASGJERSEY sold at the Initial Offering of the #PAULPIERCE09ASGJERSEY Interests (excluding the #PAULPIERCE09ASGJERSEY Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 97 of 205

Other rights	Holders of #PAULPIERCE09ASGJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #PAULPIERCE09ASGJERSEY Interests.
Officers	There shall initially be no specific officers associated with #PAULPIERCE09ASGJERSEY, although, the Managing Member may appoint Officers of #PAULPIERCE09ASGJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #PaulPierce09ASGJersey

Investment Overview

•	Upon completion of the SERIES #PaulPierce09ASGJersey Offering, SERIES #PaulPierce09ASGJersey will purchase a Paul Pierce 2009 NBA All Star Game Worn Jersey (The “Underlying Asset” with respect to SERIES #PaulPierce09ASGJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Paul Pierce, nicknamed “The Truth” was the 10th overall pick of the 1998 NBA Draft by the Boston Celtics and spent the first 15 of his career with the team.

•	Pierce teamed up with Kevin Garnett and Ray Allen in 2007 to form a "Big Three" that led Boston to two NBA Finals and an NBA title in 2008.

•	Pierce was named to 10 All-Star Teams and 4 All-NBA Teams during his career, along with the 2008 NBA Finals MVP.

•	Other than Larry Bird and John Havlicek, Pierce is one of only three players to have scored more than 20,000 career points with the Celtics.

Asset Description

Overview and authentication:

•	This offering contains the jersey worn by Paul Pierce during the 2009 NBA All Star Game.

•	The jersey has been photomatched for game use by Meigray

•	Pierce finished with 18 points, 4 rebounds and 2 assists.

Notable Features:

Photomatched by Meigray

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #PaulPierce09ASGJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 98 of 205

Schedule XXXV to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 275

Series Designation of #LINSANITYKNICKSJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LINSANITYKNICKSJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LINSANITYKNICKSJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #LINSANITYKNICKSJERSEY until dissolution of #LINSANITYKNICKSJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LINSANITYKNICKSJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LINSANITYKNICKSJERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LINSANITYKNICKSJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LINSANITYKNICKSJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #LINSANITYKNICKSJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LINSANITYKNICKSJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LINSANITYKNICKSJERSEY sold at the Initial Offering of the #LINSANITYKNICKSJERSEY Interests (excluding the #LINSANITYKNICKSJERSEY Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 99 of 205

Other rights	Holders of #LINSANITYKNICKSJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LINSANITYKNICKSJERSEY Interests.
Officers	There shall initially be no specific officers associated with #LINSANITYKNICKSJERSEY, although, the Managing Member may appoint Officers of #LINSANITYKNICKSJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #LinsanityKnicksJersey

Investment Overview

•	Upon completion of the SERIES #LinsanityKnicksJersey Offering, SERIES #LinsanityKnicksJersey will purchase a Jeremy Lin “Linsanity” Game Worn Jersey (The “Underlying Asset” with respect to SERIES #LinsanityKnicksJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Jeremy Lin was the first American of Chinese or Taiwanese descent to play in the NBA.

•	He unexpectedly led a winning turnaround with the New York Knicks during the 2011–12 season, generating a sensation known as "Linsanity"

•	He was also the first Asian American to win an NBA Championship, doing so witht the Toronto Raptors in 2019.

•	Lin appeared on the covers of Sports Illustrated and Time and was named to the Time 100 as one of the most influential people in the world. In July 2012, Lin won the ESPY Award for Breakthrough Athlete of the Year

Asset Description

Overview and authentication:

•	This offering contains the jersey worn by Jeremy Lin during his famous “Linsanity” run with the New York Knicks.

•	The jersey has been photomatched for game use by Meigray

•	Matched to the March 21, 2012 victory over the 76ers. Jeremy Lin finished with 18 points, 5 rebounds and 4 assists in the win.

Notable Features:

Photomatched by Meigray

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LinsanityKnicksJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 100 of 205

Schedule XXXVI to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 276

Series Designation of #YAOMINGFINALGAMESNEAKERS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#YAOMINGFINALGAMESNEAKERS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #YAOMINGFINALGAMESNEAKERS with effect from the effective date hereof and shall continue to act as the Managing Member of #YAOMINGFINALGAMESNEAKERS until dissolution of #YAOMINGFINALGAMESNEAKERS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #YAOMINGFINALGAMESNEAKERS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #YAOMINGFINALGAMESNEAKERS through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #YAOMINGFINALGAMESNEAKERS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #YAOMINGFINALGAMESNEAKERS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #YAOMINGFINALGAMESNEAKERS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #YAOMINGFINALGAMESNEAKERS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #YAOMINGFINALGAMESNEAKERS sold at the Initial Offering of the #YAOMINGFINALGAMESNEAKERS Interests (excluding the #YAOMINGFINALGAMESNEAKERS Interests acquired by any Person other than Investor Members).
Other rights	Holders of #YAOMINGFINALGAMESNEAKERS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #YAOMINGFINALGAMESNEAKERS Interests.
Officers	There shall initially be no specific officers associated with #YAOMINGFINALGAMESNEAKERS, although, the Managing Member may appoint Officers of #YAOMINGFINALGAMESNEAKERS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 101 of 205

Schedule 1

DESCRIPTION OF SERIES #YaoMingFinalGameSneakers

Investment Overview

•	Upon completion of the SERIES #YaoMingFinalGameSneakers Offering, SERIES #YaoMingFinalGameSneakers will purchase a Yao Ming Final Game Worn Sneakers (The “Underlying Asset” with respect to SERIES #YaoMingFinalGameSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Yao Ming, known affectionately as just “Yao” and considered the greatest Chinese basketball player of all time, played 9 seasons in the NBA with the Houston Rockets.

•	Yao’s career accolades include 8 All Star appearances, 5 All-NBA Team nominations and the All-Rookie First Team. He was one of the more dominant big men of his time and was inducted into the Basketball Hall of Fame in 2016.

Asset Description

Overview and authentication:

•	Yao Ming Sneakers Worn in the Final Game of His Career on November 11, 2010 vs Washington.

•	Photomatched by Meigray.

Notable Features:

Photomatched by Meigray

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #YaoMingFinalGameSneakers going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 102 of 205

Schedule XXXVII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 277

Series Designation of #HAKEEMOLAJUWON96-97ROADJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#HAKEEMOLAJUWON96-97ROADJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #HAKEEMOLAJUWON96-97ROADJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #HAKEEMOLAJUWON96-97ROADJERSEY until dissolution of #HAKEEMOLAJUWON96-97ROADJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #HAKEEMOLAJUWON96-97ROADJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #HAKEEMOLAJUWON96-97ROADJERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #HAKEEMOLAJUWON96-97ROADJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #HAKEEMOLAJUWON96-97ROADJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #HAKEEMOLAJUWON96- 97ROADJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #HAKEEMOLAJUWON96-97ROADJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #HAKEEMOLAJUWON96-97ROADJERSEY sold at the Initial Offering of the #HAKEEMOLAJUWON96-97ROADJERSEY Interests (excluding the #HAKEEMOLAJUWON96-97ROADJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #HAKEEMOLAJUWON96-97ROADJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #HAKEEMOLAJUWON96-97ROADJERSEY Interests.
Officers	There shall initially be no specific officers associated with #HAKEEMOLAJUWON96-97ROADJERSEY, although, the Managing Member may appoint Officers of #HAKEEMOLAJUWON96-97ROADJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 103 of 205

Schedule 1

DESCRIPTION OF SERIES #HakeemOlajuwon96-97RoadJersey

Investment Overview

•	Upon completion of the SERIES #HakeemOlajuwon96-97RoadJersey Offering, SERIES #HakeemOlajuwon96-97RoadJersey will purchase a Hakeem Olajuwon 1996-97 Season Game Worn Road Jersey (The “Underlying Asset” with respect to SERIES #HakeemOlajuwon96-97RoadJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Born in Lagos Nigeria, Hakeem Olajuwon, nicknamed “The Dream”, was the 1st overall pick of the 1984 NBA Draft by the Houston Rockets and spent the first 17 of his career with the team.

•	The 1984 NBA Draft class is considered one of the greatest in history, also containing Michael Jordan, Charles Barkley and John Stockton.

•	Olajuwon was named to 12 All-Star Teams and 12 All-NBA Teams during his career, along with the 1994 NBA MVP and the 1994 and 1995 NBA Finals MVP. He won 2 NBA Titles.

•	In 1993-94 he became the only player in NBA history to win the NBA MVP, Defensive Player of the Year, and Finals MVP awards in the same season.

Asset Description

Overview and authentication:

•	This offering contains the Road jersey worn by Hakeem Olajuwon for the 1996-97 NBA Season.

•	The jersey has been photomatched for game use by Meigray

•	Photomatched to the following games: 11/5/96 vs Kings (34 points, 7 rebounds, 3 assists

•	11/30/96 vs Bullets (34 points, 17 rebounds, 2 assists)

•	2/4/97 vs Knicks (26 points, 5 rebounds, 5 assists)

•	3/4/97 vs Clippers (22 points, 16 rebounds, 10 assists)

•	Unknown date vs Utah

Notable Features:

•	Houston Rockets 1996-97 Road Jersey

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 104 of 205

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES  #HakeemOlajuwon96-97RoadJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 105 of 205

Schedule XXXVIII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 278

Series Designation of #CHARLESBARKLEYSUNSJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CHARLESBARKLEYSUNSJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CHARLESBARKLEYSUNSJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #CHARLESBARKLEYSUNSJERSEY until dissolution of #CHARLESBARKLEYSUNSJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #CHARLESBARKLEYSUNSJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CHARLESBARKLEYSUNSJERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CHARLESBARKLEYSUNSJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #CHARLESBARKLEYSUNSJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $180,000.
Number of #CHARLESBARKLEYSUNSJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CHARLESBARKLEYSUNSJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CHARLESBARKLEYSUNSJERSEY sold at the Initial Offering of the #CHARLESBARKLEYSUNSJERSEY Interests (excluding the #CHARLESBARKLEYSUNSJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #CHARLESBARKLEYSUNSJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CHARLESBARKLEYSUNSJERSEY Interests.
Officers	There shall initially be no specific officers associated with #CHARLESBARKLEYSUNSJERSEY, although, the Managing Member may appoint Officers of #CHARLESBARKLEYSUNSJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 106 of 205

Schedule 1

DESCRIPTION OF SERIES #CharlesBarkleySunsJersey

Investment Overview

•	Upon completion of the SERIES #CharlesBarkleySunsJersey Offering, SERIES #CharlesBarkleySunsJersey will purchase a Charles Barkley 1993-94 Game Worn Phoenix Suns Jersey (The “Underlying Asset” with respect to SERIES #CharlesBarkleySunsJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Charles Barkley, nicknamed “The Round Mound of Rebound” and “Sir Charles”, was the 5th overall pick of the 1984 NBA Draft by the Philadelphia 76ers and spent the first 8 of his career with the team followed by 4 years each for the Phoenix Suns and Houston Rockets.

•	The 1984 NBA Draft class is considered one of the greatest in history, also containing Michael Jordan, Hakeem Olajuwon and John Stockton.

•	Barkley was named to 11 All-Star Teams and 11 All-NBA Teams during his career, along with the 1993 NBA MVP.

•	In 2000, he retired as the fourth player in NBA history to achieve at least 20,000 points, 10,000 rebounds and 4,000 assists.

•	He competed in the 1992 and 1996 Olympic Games and won two gold medals as a member of the United States' "Dream Team."

•	Barkley is a two-time inductee into the Naismith Memorial Basketball Hall of Fame, being inducted in 2006 for his individual career, and in 2010 as a member of the "Dream Team

Asset Description

Overview and authentication:

•	This offering contains the jersey worn by Charles Barkley for the 1993-94 NBA Season.

•	The jersey has been photomatched for game use by Meigray

•	Worn for Barkley’s 56 point career high in the 1994 NBA Playoffs.

•	Photomatched to the following games

•	Game 3 of the Western Conference First Round 5/4/94 vs Warriors (56 points, 14 rebounds, 4 assists)

•	Game 5 of the Western Conference Semifinals 5/17/94 vs Rockets (30 points, 5 rebounds, 2 assists)

•	Game 7 of the Western Conference Semifinals 5/21/94 vs Rockets (24 points, 15 rebounds, 4 assists)

Notable Features:

Phoenix Suns 1993-94 Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #CharlesBarkleySunsJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 107 of 205

Schedule XXXIX to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 279

Series Designation of #TRAEYOUNGFIRSTCAREERSTARTJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TRAEYOUNGFIRSTCAREERSTARTJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TRAEYOUNGFIRSTCAREERSTARTJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #TRAEYOUNGFIRSTCAREERSTARTJERSEY until dissolution of #TRAEYOUNGFIRSTCAREERSTARTJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TRAEYOUNGFIRSTCAREERSTARTJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TRAEYOUNGFIRSTCAREERSTARTJERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TRAEYOUNGFIRSTCAREERSTARTJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TRAEYOUNGFIRSTCAREERSTARTJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $425,000.
Number of #TRAEYOUNGFIRSTCAREERSTARTJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TRAEYOUNGFIRSTCAREERSTARTJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TRAEYOUNGFIRSTCAREERSTARTJERSEY sold at the Initial Offering of the #TRAEYOUNGFIRSTCAREERSTARTJERSEY Interests (excluding the #TRAEYOUNGFIRSTCAREERSTARTJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #TRAEYOUNGFIRSTCAREERSTARTJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TRAEYOUNGFIRSTCAREERSTARTJERSEY Interests.
Officers	There shall initially be no specific officers associated with #TRAEYOUNGFIRSTCAREERSTARTJERSEY, although, the Managing Member may appoint Officers of #TRAEYOUNGFIRSTCAREERSTARTJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 108 of 205

Schedule 1

DESCRIPTION OF SERIES #TraeYoungFirstCareerStartJersey

Investment Overview

•	Upon completion of the SERIES #TraeYoungFirstCareerStartJersey Offering, SERIES #TraeYoungFirstCareerStartJersey will purchase a Trae Young NBA Debut Game Worn Jersey 10/17/18 (The “Underlying Asset” with respect to SERIES #TraeYoungFirstCareerStartJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Trae Young is considered one of the most talented and promising young basketball players in the game today.

•	A star point guard for the Atlanta Hawks, Young is regarded as a tremendous scorer and shooter.

•	Young was drafted with the 5th overall pick in the 2018 draft out of the University of Oklahoma.

•	In 2020, Young was selected as an NBA All-Star. In 2019, Young was nominated to the NBA All-Rookie First Team.

Asset Description

Overview and authentication:

•	Trae Young Black Jersey Worn in the First Start of His Career on October 17, 2018 vs The New York Knicks.

•	Young finished the game with 14 points, 6 rebounds and 5 assists.

•	Photomatched by Meigray.

•	this jersey is a size 46+4 inches in length and is registered into the NBA Authentication Database as number ATLE00851.

•	“Zdub Start” is handwritten on the jock tag.

Notable Features:

This Black Atlanta Hawks jersey was worn by Trae Young in his first career start

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TraeYoungFirstCareerStartJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 109 of 205

Schedule XL to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 280

Series Designation of #ALEXRODRIGUEZ09WSUNIFORM,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ALEXRODRIGUEZ09WSUNIFORM, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ALEXRODRIGUEZ09WSUNIFORM with effect from the effective date hereof and shall continue to act as the Managing Member of #ALEXRODRIGUEZ09WSUNIFORM until dissolution of #ALEXRODRIGUEZ09WSUNIFORM pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #ALEXRODRIGUEZ09WSUNIFORM shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ALEXRODRIGUEZ09WSUNIFORM through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ALEXRODRIGUEZ09WSUNIFORM from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #ALEXRODRIGUEZ09WSUNIFORM Interests the Company can issue may not exceed the purchase price, in the aggregate, of $300,000.
Number of #ALEXRODRIGUEZ09WSUNIFORM Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ALEXRODRIGUEZ09WSUNIFORM Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ALEXRODRIGUEZ09WSUNIFORM sold at the Initial Offering of the #ALEXRODRIGUEZ09WSUNIFORM Interests (excluding the #ALEXRODRIGUEZ09WSUNIFORM Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 110 of 205

Other rights	Holders of #ALEXRODRIGUEZ09WSUNIFORM Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ALEXRODRIGUEZ09WSUNIFORM Interests.
Officers	There shall initially be no specific officers associated with #ALEXRODRIGUEZ09WSUNIFORM, although, the Managing Member may appoint Officers of #ALEXRODRIGUEZ09WSUNIFORM from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #AlexRodriguez09WSUniform

Investment Overview

•	Upon completion of the SERIES #AlexRodriguez09WSUniform Offering, SERIES #AlexRodriguez09WSUniform will purchase a Alex Rodriguez 2009 World Series Game 6 Full Uniform (The “Underlying Asset” with respect to SERIES #AlexRodriguez09WSUniform, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Alex Rodriguez, nicknamed “A-Rod”, played 22 seasons in the MLB for the Mariners, Rangers and Yankees.

•	Rodriguez is widely considered one of the greatest baseball players of all time having retired with a .295 batting average, over 600 home runs (696), over 2,000 RBI, over 2,000 runs scored, over 3,000 hits, and over 300 stolen bases becoming the only player in MLB history to achieve all of those feats.

•	He was named to 14 All-Star teams and won 10 Silver Sluggers, 2 Gold Gloves and 3 AL MVP Awards in addition to his 2009 World Series Championship.

•	He was suspended for the entirety of the 2014 season for his involvement in the Biogenesis PED scandal.

Asset Description

Overview and authentication:

•	Alex Rodriguez Jersey and Pants Worn in the Game 6 of the 2009 World Series.

•	Rodriguez finished the game 1 for 2 with 2 walks and 2 runs scored in a 7-3 win over the Philadelphia Phillies, clinching the World Series Championship.

•	Photomatched by Meigray.

•	The jersey has the following characteristics: Majestic 2009 tag, size 48 flag tag, Alex Rodriguez hologram number 6358, Yankee Stadium 2009 Inaugural Season patch, 2009 World Series patch.

•	Autographed on the front by Alex Rodriguez with the inscription “#13 Game Used 2009 World Series Champions Game 6”

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 111 of 205

Notable Features:

White #13 Yankees Uniform worn in Game 6 of World Series in 2009.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #AlexRodriguez09WSUniform going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 112 of 205

Schedule XLI to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 281

Series Designation of #MICHAELJORDANFINALGAMESHORTS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MICHAELJORDANFINALGAMESHORTS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MICHAELJORDANFINALGAMESHORTS with effect from the effective date hereof and shall continue to act as the Managing Member of #MICHAELJORDANFINALGAMESHORTS until dissolution of #MICHAELJORDANFINALGAMESHORTS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MICHAELJORDANFINALGAMESHORTS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MICHAELJORDANFINALGAMESHORTS through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MICHAELJORDANFINALGAMESHORTS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MICHAELJORDANFINALGAMESHORTS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $250,000.
Number of #MICHAELJORDANFINALGAMESHORTS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MICHAELJORDANFINALGAMESHORTS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 113 of 205

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MICHAELJORDANFINALGAMESHORTS sold at the Initial Offering of the #MICHAELJORDANFINALGAMESHORTS Interests (excluding the #MICHAELJORDANFINALGAMESHORTS Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MICHAELJORDANFINALGAMESHORTS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MICHAELJORDANFINALGAMESHORTS Interests.
Officers	There shall initially be no specific officers associated with #MICHAELJORDANFINALGAMESHORTS, although, the Managing Member may appoint Officers of #MICHAELJORDANFINALGAMESHORTS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #MichaelJordanFinalGameShorts

Investment Overview

•	Upon completion of the SERIES #MichaelJordanFinalGameShorts Offering, SERIES #MichaelJordanFinalGameShorts will purchase a Michael Jordan 2002-03 Season Final Career Game Worn Shorts - Final 14 Road Games (The “Underlying Asset” with respect to SERIES #MichaelJordanFinalGameShorts, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.

•	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.

•	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.

•	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significance and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

•	Blue Washington Wizards Road Shorts worn by Michael Jordan for the final 14 games of his career in 2002-03.

•	Jordan scored 25, 21, 39, 15, 14, 24, 25, 26, 23, 19, 22, 25, 26, 25 and 15 points in his final 14 games wearing the shorts.

•	Photomatched by Sports Investors Authentication.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 114 of 205

•	Tagged as official NBA Authentics Nike, size 44, with player special tailoring “INSEAM +4” flag tag added inside the waistband. The player’s number “23” is handwritten on the wash tag.

Notable Features:

•	Blue Washington Wizards shorts worn by Michael Jordan for final 14 road games of his career.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MichaelJordanFinalGameShorts going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 115 of 205

Schedule XLII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 282

Series Designation of #JORDANFINALGAMEWARMUPSHIRT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JORDANFINALGAMEWARMUPSHIRT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JORDANFINALGAMEWARMUPSHIRT with effect from the effective date hereof and shall continue to act as the Managing Member of #JORDANFINALGAMEWARMUPSHIRT until dissolution of #JORDANFINALGAMEWARMUPSHIRT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JORDANFINALGAMEWARMUPSHIRT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JORDANFINALGAMEWARMUPSHIRT through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JORDANFINALGAMEWARMUPSHIRT from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JORDANFINALGAMEWARMUPSHIRT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $310,000.
Number of #JORDANFINALGAMEWARMUPSHIRT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JORDANFINALGAMEWARMUPSHIRT Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 116 of 205

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JORDANFINALGAMEWARMUPSHIRT sold at the Initial Offering of the #JORDANFINALGAMEWARMUPSHIRT Interests (excluding the #JORDANFINALGAMEWARMUPSHIRT Interests acquired by any Person other than Investor Members).
Other rights	Holders of #JORDANFINALGAMEWARMUPSHIRT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JORDANFINALGAMEWARMUPSHIRT Interests.
Officers	There shall initially be no specific officers associated with #JORDANFINALGAMEWARMUPSHIRT, although, the Managing Member may appoint Officers of #JORDANFINALGAMEWARMUPSHIRT from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #JordanFinalGameWarmUpShirt

Investment Overview

•	Upon completion of the SERIES #JordanFinalGameWarmUpShirt Offering, SERIES #JordanFinalGameWarmUpShirt will purchase a Michael Jordan Final Career Game Warm Up Shirt (The “Underlying Asset” with respect to SERIES #JordanFinalGameWarmUpShirt, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Often referred to as “MJ”, “His Airness” or “Air Jordan”, Michael Jordan is almost universally considered the greatest to ever play the game and one of the most culturally relevant athletes in the entire world.

•	Drafted 3rd overall in the 1984 NBA Draft after Hakeem Olajuwon and Sam Bowie, Michael Jordan played 15 seasons in the NBA, winning 6 NBA Titles with the Chicago Bulls.

•	He was also a 5 time NBA MVP, 10 time NBA scoring leader, 14 time NBA All-Star, 1984 NBA Rookie of the Year and 2 time Olympic Gold Medalist. He was inducted into the Basketball Hall of Fame in 2009 and received the Presidential Medal of Freedom in 2016, the highest civilian award.

•	From his Air Jordan brand with Nike to his appearances in film and television Jordan’s cultural significance and relevance cannot be overstated, making him one of the most recognizable and popular figures in the world.

Asset Description

Overview and authentication:

•	Washington Wizards Warmup Shirt worn by Michael Jordan for the final game of his career in 2002-03.

•	Jordan scored 15 points in his final game with 4 rebounds and 4 assists versus the 76ers on 4/16/03.

•	Photomatched by Meigray.

•	Additionally photomatched to the 4/6/03 game versus the Boston Celtics in which Jordan recorded 25 points, 13 rebounds and 7 assists.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 117 of 205

Notable Features:

•	Blue and White Washington Wizards Warmup Shirt worn by Michael Jordan for final game of his career.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES # JordanFinalGameWarmUpShirt going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 118 of 205

Schedule XLIII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 283

Series Designation of #KEVINDURANTHSJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KEVINDURANTHSJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KEVINDURANTHSJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #KEVINDURANTHSJERSEY until dissolution of #KEVINDURANTHSJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KEVINDURANTHSJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KEVINDURANTHSJERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KEVINDURANTHSJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KEVINDURANTHSJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $250,000.
Number of #KEVINDURANTHSJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KEVINDURANTHSJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KEVINDURANTHSJERSEY sold at the Initial Offering of the #KEVINDURANTHSJERSEY Interests (excluding the #KEVINDURANTHSJERSEY Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 119 of 205

Other rights	Holders of #KEVINDURANTHSJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KEVINDURANTHSJERSEY Interests.
Officers	There shall initially be no specific officers associated with #KEVINDURANTHSJERSEY, although, the Managing Member may appoint Officers of #KEVINDURANTHSJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #KevinDurantHSJersey

Investment Overview

•	Upon completion of the SERIES #KevinDurantHSJersey Offering, SERIES #KevinDurantHSJersey will purchase a Kevin Durant 2005-06 Montrose Christian High School Game Worn Jersey (The “Underlying Asset” with respect to SERIES #KevinDurantHSJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	With his ability to dominate all facets of the NBA game -- playing in the paint, shooting from distance, defending all five positions -- Kevin Durant will be viewed as one of the towering figures of his era.

•	After one mindblowing year at the University of Texas, Durant declared for the NBA Draft and, after being chosen by the Seattle Supersonics (who, of course, moved to Oklahoma City and were dubbed the Thunder), he evolved into the definition of the modern wing.

•	A future first-ballot Hall of Famer, Durant led the league in scoring four times in five seasons between 2009-2014. He’s averaged 20-plus points in each of his 12 years in the league, topped off by a whopping 32.0 in his 2013-14 MVP campaign..

•	The ten-time All-Star helped lead the Golden State Warriors to a pair of titles, and in both series, he won the Finals MVP.

•	Durant signed with the Brooklyn Nets in 2019, and might well become the cornerstone of a perennial Eastern Conference contender.

Asset Description

Overview and authentication:

•	Kevin Durant 2005-06 High School Game Worn Jersey.

•	During the 2005-06 season Durant averaged 22.4 points, 10.2 rebounds and 4.7 assists per game while shooting 54.6

•	Photomatched by Meigray.

•	Committed to play college basketball at Texas.

Notable Features:

Green and White Montrose Christian High School jersey worn by Kevin Durant during the 2005-06 season.

Notable Defects:  There are none.

Depreciation: The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KevinDurantHSJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 120 of 205

Schedule XLIV to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 284

Series Designation of #IMKEVINDURANTWARRIORSJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#IMKEVINDURANTWARRIORSJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #IMKEVINDURANTWARRIORSJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #IMKEVINDURANTWARRIORSJERSEY until dissolution of #IMKEVINDURANTWARRIORSJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #IMKEVINDURANTWARRIORSJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #IMKEVINDURANTWARRIORSJERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #IMKEVINDURANTWARRIORSJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #IMKEVINDURANTWARRIORSJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #IMKEVINDURANTWARRIORSJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #IMKEVINDURANTWARRIORSJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 121 of 205

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #IMKEVINDURANTWARRIORSJERSEY sold at the Initial Offering of the #IMKEVINDURANTWARRIORSJERSEY Interests (excluding the #IMKEVINDURANTWARRIORSJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #IMKEVINDURANTWARRIORSJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #IMKEVINDURANTWARRIORSJERSEY Interests.
Officers	There shall initially be no specific officers associated with #IMKEVINDURANTWARRIORSJERSEY, although, the Managing Member may appoint Officers of #IMKEVINDURANTWARRIORSJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #ImKevinDurantWarriorsJersey

Investment Overview

•	Upon completion of the SERIES #ImKevinDurantWarriorsJersey Offering, SERIES #ImKevinDurantWarriorsJersey will purchase a Kevin Durant Game Worn Jersey 4/18/19 Versus Los Angeles Clippers “You know who I am” game (The “Underlying Asset” with respect to SERIES #ImKevinDurantWarriorsJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	With his ability to dominate all facets of the NBA game -- playing in the paint, shooting from distance, defending all five positions -- Kevin Durant will be viewed as one of the towering figures of his era.

•	After one mindblowing year at the University of Texas, Durant declared for the NBA Draft and, after being chosen by the Seattle Supersonics (who, of course, moved to Oklahoma City and were dubbed the Thunder), he evolved into the definition of the modern wing.

•	A future first-ballot Hall of Famer, Durant led the league in scoring four times in five seasons between 2009-2014. He’s averaged 20-plus points in each of his 12 years in the league, topped off by a whopping 32.0 in his 2013-14 MVP campaign..

•	The ten-time All-Star helped lead the Golden State Warriors to a pair of titles, and in both series, he won the Finals MVP.

•	Durant signed with the Brooklyn Nets in 2019, and might well become the cornerstone of a perennial Eastern Conference contender.

Asset Description

Overview and authentication:

•	Kevin Durant Game Worn Golden State Warriors Jersey worn on 4/18/19.

•	Durant finished the game with 38 points, 4 rebounds and 7 assists in a 132-105 victory.

•	Photomatched by Meigray.

•	size 52+4 inches in length, registered into the NBA Authentication Database with number GSWW03114

•	“4.18.19” is handwritten on the jock tag

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 122 of 205

Notable Features:

White Golden State Warriors jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ImKevinDurantWarriorsJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 123 of 205

Schedule XLV to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 285

Series Designation of #LONZOBALLUCLAJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LONZOBALLUCLAJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LONZOBALLUCLAJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #LONZOBALLUCLAJERSEY until dissolution of #LONZOBALLUCLAJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LONZOBALLUCLAJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LONZOBALLUCLAJERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LONZOBALLUCLAJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LONZOBALLUCLAJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $35,000.
Number of #LONZOBALLUCLAJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LONZOBALLUCLAJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LONZOBALLUCLAJERSEY sold at the Initial Offering of the #LONZOBALLUCLAJERSEY Interests (excluding the #LONZOBALLUCLAJERSEY Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 124 of 205

Other rights	Holders of #LONZOBALLUCLAJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LONZOBALLUCLAJERSEY Interests.
Officers	There shall initially be no specific officers associated with #LONZOBALLUCLAJERSEY, although, the Managing Member may appoint Officers of #LONZOBALLUCLAJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #LonzoBallUCLAJersey

Investment Overview

•	Upon completion of the SERIES #LonzoBallUCLAJersey Offering, SERIES #LonzoBallUCLAJersey will purchase a Lonzo Ball Game Worn UCLA Jersey (The “Underlying Asset” with respect to SERIES #LonzoBallUCLAJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Lonzo Ball was drafted with the 2nd overall pick in the 2017 NBA Draft by the Los Angeles Lakers.

•	After spending his first 2 seasons with the Lakers he was traded to the New Orleans Pelicans as part of the Anthony Davis trade.

•	He was named to the 2018 All-Rookie 2nd Team.

•	As a high school senior at Chino Hills High School in 2016, Ball was awarded multiple national high school player of the year honors, and led his team, alongside his brothers LiAngelo and LaMelo, who are both current NBA guards, to an undefeated record, as well as a national championship.

•	As a college freshman in 2016–17, he led the nation in assists and broke the UCLA record for the most assists in a season. Ball also won the Wayman Tisdale Award as the top freshman in the nation

Asset Description

Overview and authentication:

•	Lonzo Ball Game Worn UCLA Jersey.

•	Ball averaged 14 points, 6 rebounds and 7 assists per game during his 1 season at UCLA.

•	Photomatched by Meigray to November 27, 2016 vs Texas A&M, Ball finished 16 points, 5 rebounds and 10 assists.

Notable Features:

UCLA game worn jersey

Notable Defects:  There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LonzoBallUCLAJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 125 of 205

Schedule XLVI to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 286

Series Designation of #EMBIIDFIRST50POINTGAMEJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#EMBIIDFIRST50POINTGAMEJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #EMBIIDFIRST50POINTGAMEJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #EMBIIDFIRST50POINTGAMEJERSEY until dissolution of #EMBIIDFIRST50POINTGAMEJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #EMBIIDFIRST50POINTGAMEJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #EMBIIDFIRST50POINTGAMEJERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #EMBIIDFIRST50POINTGAMEJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #EMBIIDFIRST50POINTGAMEJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #EMBIIDFIRST50POINTGAMEJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #EMBIIDFIRST50POINTGAMEJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #EMBIIDFIRST50POINTGAMEJERSEY sold at the Initial Offering of the #EMBIIDFIRST50POINTGAMEJERSEY Interests (excluding the #EMBIIDFIRST50POINTGAMEJERSEY Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 126 of 205

Other rights	Holders of #EMBIIDFIRST50POINTGAMEJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #EMBIIDFIRST50POINTGAMEJERSEY Interests.
Officers	There shall initially be no specific officers associated with #EMBIIDFIRST50POINTGAMEJERSEY, although, the Managing Member may appoint Officers of #EMBIIDFIRST50POINTGAMEJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #EmbiidFirst50PointGameJersey

Investment Overview

•	Upon completion of the SERIES #EmbiidFirst50PointGameJersey Offering, SERIES #EmbiidFirst50PointGameJersey will purchase a Joel Embiid Game Worn Jersey 2/19/21 First 50 point game (The “Underlying Asset” with respect to SERIES #EmbiidFirst50PointGameJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Joel Embiid, nicknamed “The Process” was drafted with the 3rd overall pick in the 2014 NBA Draft by the Philadelphis 76ers.

•	Multiple foot and knee injuries forced Embiid to miss his first two seasons, finally making his debut in 2016–17, when he was named to the NBA All-Rookie First Team despite playing only 31 games.

•	So far in his career Embiid has been named to 4 All-Star Teams, 3 All-NBA Teams and was one of the 3 finalists for the 2020-21 NBA MVP.

Asset Description

Overview and authentication:

•	Joel Embiid Game Worn Blue Philadelphia 76ers Jersey worn for the first 50 point game of his career.

•	Defeating the Chicago Bulls 112-104, Embiid finished the game with 50 points, 17 rebounds and 5 assists.

•	Photomatched by Meigray. Additionally authenticated for game use by Fanatics Authentic.

Notable Features:

Blue 76ers Jersey worn for first 50 point game by Joel Embiid.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 127 of 205

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #EmbiidFirst50PointGameJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 128 of 205

Schedule XLVII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 287

Series Designation of #PAULPIERCE2010ASGJERSEY,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#PAULPIERCE2010ASGJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #PAULPIERCE2010ASGJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #PAULPIERCE2010ASGJERSEY until dissolution of #PAULPIERCE2010ASGJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #PAULPIERCE2010ASGJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #PAULPIERCE2010ASGJERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #PAULPIERCE2010ASGJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #PAULPIERCE2010ASGJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #PAULPIERCE2010ASGJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #PAULPIERCE2010ASGJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #PAULPIERCE2010ASGJERSEY sold at the Initial Offering of the #PAULPIERCE2010ASGJERSEY Interests (excluding the #PAULPIERCE2010ASGJERSEY Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 129 of 205

Other rights	Holders of #PAULPIERCE2010ASGJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #PAULPIERCE2010ASGJERSEY Interests.
Officers	There shall initially be no specific officers associated with #PAULPIERCE2010ASGJERSEY, although, the Managing Member may appoint Officers of #PAULPIERCE2010ASGJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #PaulPierce2010ASGJersey

Investment Overview

•	Upon completion of the SERIES #PaulPierce2010ASGJersey Offering, SERIES #PaulPierce2010ASGJersey will purchase a Paul Pierce 2010 All Star Game Worn Jersey (The “Underlying Asset” with respect to SERIES #PaulPierce2010ASGJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Paul Pierce, nicknamed “The Truth” was the 10th overall pick of the 1998 NBA Draft by the Boston Celtics and spent the first 15 of his career with the team.

•	Pierce teamed up with Kevin Garnett and Ray Allen in 2007 to form a "Big Three" that led Boston to two NBA Finals and an NBA title in 2008.

•	Pierce was named to 10 All-Star Teams and 4 All-NBA Teams during his career, along with the 2008 NBA Finals MVP.

•	Other than Larry Bird and John Havlicek, Pierce is one of only three players to have scored more than 20,000 career points with the Celtics.

Asset Description

Overview and authentication:

•	This offering contains the jersey worn by Paul Pierce during the 2010 NBA All Star Game.

•	The jersey has been photomatched for game use by Meigray

•	Pierce scored 8 points in the game.

Notable Features:

2010 NBA All Star Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #PaulPierce2010ASGJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 130 of 205

Schedule XLVIII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 288

Series Designation of #PAULPIERCE2012ASGJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#PAULPIERCE2012ASGJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #PAULPIERCE2012ASGJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #PAULPIERCE2012ASGJERSEY until dissolution of #PAULPIERCE2012ASGJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #PAULPIERCE2012ASGJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #PAULPIERCE2012ASGJERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #PAULPIERCE2012ASGJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #PAULPIERCE2012ASGJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #PAULPIERCE2012ASGJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #PAULPIERCE2012ASGJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #PAULPIERCE2012ASGJERSEY sold at the Initial Offering of the #PAULPIERCE2012ASGJERSEY Interests (excluding the #PAULPIERCE2012ASGJERSEY Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 131 of 205

Other rights	Holders of #PAULPIERCE2012ASGJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #PAULPIERCE2012ASGJERSEY Interests.
Officers	There shall initially be no specific officers associated with #PAULPIERCE2012ASGJERSEY, although, the Managing Member may appoint Officers of #PAULPIERCE2012ASGJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #PaulPierce2012ASGJersey

Investment Overview

•	Upon completion of the SERIES #PaulPierce2012ASGJersey Offering, SERIES #PaulPierce2012ASGJersey will purchase a Paul Pierce 2012 All Star Game Worn Jersey (The “Underlying Asset” with respect to SERIES #PaulPierce2012ASGJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Paul Pierce, nicknamed “The Truth” was the 10th overall pick of the 1998 NBA Draft by the Boston Celtics and spent the first 15 of his career with the team.

•	Pierce teamed up with Kevin Garnett and Ray Allen in 2007 to form a "Big Three" that led Boston to two NBA Finals and an NBA title in 2008.

•	Pierce was named to 10 All-Star Teams and 4 All-NBA Teams during his career, along with the 2008 NBA Finals MVP.

•	Other than Larry Bird and John Havlicek, Pierce is one of only three players to have scored more than 20,000 career points with the Celtics.

Asset Description

Overview and authentication:

•	This offering contains the jersey worn by Paul Pierce during the 2012 NBA All Star Game.

•	The jersey has been photomatched for game use by Meigray

•	Pierce scored 3 points in the game.

Notable Features:

2012 NBA All Star Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #PaulPierce2012ASGJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 132 of 205

Schedule XLIX to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 289

Series Designation of #TIMDUNCANPMGGREEN,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TIMDUNCANPMGGREEN, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TIMDUNCANPMGGREEN with effect from the effective date hereof and shall continue to act as the Managing Member of #TIMDUNCANPMGGREEN until dissolution of #TIMDUNCANPMGGREEN pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TIMDUNCANPMGGREEN shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TIMDUNCANPMGGREEN through that certain Consignment Agreement dated as of June 12, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TIMDUNCANPMGGREEN from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TIMDUNCANPMGGREEN Interests the Company can issue may not exceed the purchase price, in the aggregate, of $250,000.
Number of #TIMDUNCANPMGGREEN Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TIMDUNCANPMGGREEN Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TIMDUNCANPMGGREEN sold at the Initial Offering of the #TIMDUNCANPMGGREEN Interests (excluding the #TIMDUNCANPMGGREEN Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 133 of 205

Other rights	Holders of #TIMDUNCANPMGGREEN Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TIMDUNCANPMGGREEN Interests.
Officers	There shall initially be no specific officers associated with #TIMDUNCANPMGGREEN, although, the Managing Member may appoint Officers of #TIMDUNCANPMGGREEN from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #TimDuncanPMGGreen

Investment Overview

•	Upon completion of the SERIES #TimDuncanPMGGreen Offering, SERIES #TimDuncanPMGGreen will purchase a Tim Duncan 1997 Metal Universe Precious Metals Gems Green BGS 8 (The “Underlying Asset” with respect to SERIES #TimDuncanPMGGreen, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Tim Duncan, nicknamed “The Big Fundamental”, is widely regarded as the greatest Power Forward in league history.

•	Selected with the 1st Overall Pick of the 1997 Draft by the San Antonio Spurs, Duncan spent his entire 19 year career there.

•	Duncan’s career accolades include 5x NBA Champion, 2x NBA MVP, 15x All Star, 10x All-NBA First Team, 1998 NBA Rookie of the Year.

•	He was inducted into the Basketball Hall of Fame in 2020, becoming a first ballot entry.

Asset Description

Overview and authentication:

•	PWCC describes the card as, “The holy grail of Tim Duncan rookie cards! Rarely do you see Timmy's PMG red parallel on the public auction block, let alone his ultra scarce green parallel. This card is limited to just ten copies created (the first ten off the production line) and is seldom seen in such high-grade due to its ultra fragile foil surfaces” (https://www.pwccmarketplace.com/items/2065808)

•	They go on to say “Tim Duncan is the key rookie from the immortal issue...The offered PMG Green Tim Duncan rookie card represents a tremendous investment opportunity which likely won't come around again. It's likely that this card will generate a high return on investment as Duncan marches towards the Hall of Fame...A fine-art equivalent with a bright financial future. Comes highly recommended by PWCC.”

•	Graded a BGS 8, this is one of 3 to receive that grade with only 3 graded higher.

Notable Features:

Features Duncan in his black Spurs jersey against a green background

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 134 of 205

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TimDuncanPMGGreen going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 135 of 205

Schedule L to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 290

Series Designation of #ChrisBoshGameWornRaptorsSneakers,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CHRISBOSHGAMEWORNRAPTORSSNEAKERS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CHRISBOSHGAMEWORNRAPTORSSNEAKERS with effect from the effective date hereof and shall continue to act as the Managing Member of #CHRISBOSHGAMEWORNRAPTORSSNEAKERS until dissolution of #CHRISBOSHGAMEWORNRAPTORSSNEAKERS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #CHRISBOSHGAMEWORNRAPTORSSNEAKERS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CHRISBOSHGAMEWORNRAPTORSSNEAKERS through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CHRISBOSHGAMEWORNRAPTORSSNEAKERS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 136 of 205

Issuance	Subject to Section 6.3(a)(i), the maximum number of #CHRISBOSHGAMEWORNRAPTORSSNEAKERS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $25,000.
Number of #CHRISBOSHGAMEWORNRAPTORSSNEAKERS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CHRISBOSHGAMEWORNRAPTORSSNEAKERS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CHRISBOSHGAMEWORNRAPTORSSNEAKERS sold at the Initial Offering of the #CHRISBOSHGAMEWORNRAPTORSSNEAKERS Interests (excluding the #CHRISBOSHGAMEWORNRAPTORSSNEAKERS Interests acquired by any Person other than Investor Members).
Other rights	Holders of #CHRISBOSHGAMEWORNRAPTORSSNEAKERS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CHRISBOSHGAMEWORNRAPTORSSNEAKERS Interests.
Officers	There shall initially be no specific officers associated with #CHRISBOSHGAMEWORNRAPTORSSNEAKERS, although, the Managing Member may appoint Officers of #CHRISBOSHGAMEWORNRAPTORSSNEAKERS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #ChrisBoshGameWornRaptorsSneakers

Investment Overview

•	Upon completion of the SERIES #ChrisBoshGameWornRaptorsSneakers Offering, SERIES #ChrisBoshGameWornRaptorsSneakers will purchase a Chris Bosh Game Worn Air Force 25 Sneakers (The “Underlying Asset” with respect to SERIES #ChrisBoshGameWornRaptorsSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Chris Bosh is one of the most dominant players of his generation, selected by the Toronto Raptors with the 4th overall pick of the 2003 NBA Draft.

•	The 2003 Draft Class is widely considered one of the greatest of all time, containing Chris Bosh, LeBron James, Carmelo Anthony and Dwyane Wade among others.

•	Bosh won two NBA championships, was a 11-time NBA All-Star, a member of the 2007 All-NBA Team and the 2004 All-Rookie Team.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 137 of 205

Asset Description

Overview and authentication:

•	This offering contains the Air Force 25 Sneakers worn by Chris Bosh.

•	The sneakers have been photomatched for game use by Meigray to the following games:

•	3/18/07 versus New York Knicks (21 points, 7 rebounds)

•	3/26/07 versus Boston Celtics (15 points, 11 rebounds, 2 assists)

•	3/30/07 versus Washington Wizards (37 points, 14 rebounds, 5 assists)

Notable Features:

Nike Air Force 25 Sneakers

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ChrisBoshGameWornRaptorsSneakers going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 138 of 205

Schedule LI to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 291

Series Designation of #TIMDUNCANSPURSJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TIMDUNCANSPURSJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TIMDUNCANSPURSJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #TIMDUNCANSPURSJERSEY until dissolution of #TIMDUNCANSPURSJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TIMDUNCANSPURSJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TIMDUNCANSPURSJERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TIMDUNCANSPURSJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TIMDUNCANSPURSJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #TIMDUNCANSPURSJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TIMDUNCANSPURSJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TIMDUNCANSPURSJERSEY sold at the Initial Offering of the #TIMDUNCANSPURSJERSEY Interests (excluding the #TIMDUNCANSPURSJERSEY Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 139 of 205

Other rights	Holders of #TIMDUNCANSPURSJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TIMDUNCANSPURSJERSEY Interests.
Officers	There shall initially be no specific officers associated with #TIMDUNCANSPURSJERSEY, although, the Managing Member may appoint Officers of #TIMDUNCANSPURSJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #TimDuncanSpursJersey

Investment Overview

•	Upon completion of the SERIES #TimDuncanSpursJersey Offering, SERIES #TimDuncanSpursJersey will purchase a Tim Duncan 2013-14 Game Worn San Antonio Spurs Jersey (The “Underlying Asset” with respect to SERIES #TimDuncanSpursJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Tim Duncan, nicknamed “The Big Fundamental”, is widely regarded as the greatest Power Forward in league history.

•	Selected with the 1st Overall Pick of the 1997 Draft by the San Antonio Spurs, Duncan spent his entire 19 year career there.

•	Duncan’s career accolades include 5x NBA Champion, 2x NBA MVP, 15x All Star, 10x All-NBA First Team, 1998 NBA Rookie of the Year.

•	He was inducted into the Basketball Hall of Fame in 2020, becoming a first ballot entry.

Asset Description

Overview and authentication:

•	This offering contains the Silver alternate jersey worn by Tim Duncan throughout the 2013-14 season.

•	The jersey has been photomatched for game use by Meigray

•	Duncan finished the 2013-14 season averaging 15 points, 10 rebounds and 3 assists.

•	February 1, 2014 vs Kings (23 points, 17 rebounds, 5 assists)

•	March 14, 2014 vs Lakers (9 points, 8 rebounds, 2 assists)

•	March 16, 2014 vs Jazz (16 points, 6 rebounds, 6 assists)

•	March 29, 2014 vs Pelicans (12 points, 8 rebounds, 6 assists)

Notable Features:

Silver Spurs Alternate jersey

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 140 of 205

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TimDuncanSpursJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 141 of 205

Schedule LII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 292

Series Designation of #STEPHCURRYSNEAKERS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#STEPHCURRYSNEAKERS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #STEPHCURRYSNEAKERS with effect from the effective date hereof and shall continue to act as the Managing Member of #STEPHCURRYSNEAKERS until dissolution of #STEPHCURRYSNEAKERS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #STEPHCURRYSNEAKERS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #STEPHCURRYSNEAKERS through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #STEPHCURRYSNEAKERS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #STEPHCURRYSNEAKERS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #STEPHCURRYSNEAKERS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #STEPHCURRYSNEAKERS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #STEPHCURRYSNEAKERS sold at the Initial Offering of the #STEPHCURRYSNEAKERS Interests (excluding the #STEPHCURRYSNEAKERS Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 142 of 205

Other rights	Holders of #STEPHCURRYSNEAKERS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #STEPHCURRYSNEAKERS Interests.
Officers	There shall initially be no specific officers associated with #STEPHCURRYSNEAKERS, although, the Managing Member may appoint Officers of #STEPHCURRYSNEAKERS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #StephCurrySneakers

Investment Overview

•	Upon completion of the SERIES #StephCurrySneakers Offering, SERIES #StephCurrySneakers will purchase a Stephen Curry 2012-13 Game Worn Nike Player Exclusive Sneakers - 8 games (The “Underlying Asset” with respect to SERIES #StephCurrySneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Many analysts consider Curry to be the greatest shooter in NBA history and he is credited with revolutionizing the way modern basketball is played. He has been referred to as the “Michael Jordan of the three-point era,” pointing out that he did for the three-point shot what Jordan did for the dunk.

•	As of January 2021 Curry has been named a 6 time NBA All-Star, 2 time NBA MVP and has won 3 NBA Championships with the Warriors. His 2015-16 NBA MVP Award was the first time in the history of the award that there had been a unanimous vote.

•	CBS Sports ranked Curry #19 in their list of the 50 Greatest NBA Players of All Time and Sports Illustrated ranked him #3 behind Kevin Durant and LeBron James on their Top 100 NBA Players of 2019 list.

•	Curry will go down as the most prolific three-point shooter in league history, having set and broken the single season three-point record 3 times with season totals of 272 (12-13), 286 (14-15), and 402 (15-16).

Asset Description

Overview and authentication:

•	This offering contains the Nike player exclusive shoes worn by Stephen Curry for 8 games during the 2012-13 season.

•	The shoes have been photomatched for game use by Meigray

•	Curry finished the 2012-13 season averaging 23 points, 4 rebounds and 7 assists.

Notable Features:

•	Nike Player Exclusive sneakers

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 143 of 205

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #StephCurrySneakers going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 144 of 205

Schedule LIII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 293

Series Designation of #LEBRONJAMES2010WARMUPSHIRT,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONJAMES2010WARMUPSHIRT, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONJAMES2010WARMUPSHIRT with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONJAMES2010WARMUPSHIRT until dissolution of #LEBRONJAMES2010WARMUPSHIRT pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRONJAMES2010WARMUPSHIRT shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONJAMES2010WARMUPSHIRT through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONJAMES2010WARMUPSHIRT from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONJAMES2010WARMUPSHIRT Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.
Number of #LEBRONJAMES2010WARMUPSHIRT Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONJAMES2010WARMUPSHIRT Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONJAMES2010WARMUPSHIRT sold at the Initial Offering of the #LEBRONJAMES2010WARMUPSHIRT Interests (excluding the #LEBRONJAMES2010WARMUPSHIRT Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 145 of 205

Other rights	Holders of #LEBRONJAMES2010WARMUPSHIRT Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONJAMES2010WARMUPSHIRT Interests.
Officers	There shall initially be no specific officers associated with #LEBRONJAMES2010WARMUPSHIRT, although, the Managing Member may appoint Officers of #LEBRONJAMES2010WARMUPSHIRT from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #LeBronJames2010WarmUpShirt

Investment Overview

•	Upon completion of the SERIES #LeBronJames2010WarmUpShirt Offering, SERIES #LeBronJames2010WarmUpShirt will purchase a LeBron James 2009-10 Game Worn Shooting Warm Up Shirt - 4 games (The “Underlying Asset” with respect to SERIES #LeBronJames2010WarmUpShirt, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	This offering contains the white Cavaliers warmup shirt worn by LeBron James for 4 games during the 2009-10 season including the MVP Trophy Presentation.

•	James finished the 2009-10 season averaging 30 points, 7 rebounds and 8 assists. James won the 2009-10 NBA MVP.

•	The shirt has been photomatched for game use by Meigray to the following games

•	1/3/10 vs Bobcats (29 points, 7 rebounds, 6 assists)

•	2/6/10 vs Knicks (47 points, 8 rebounds, 8 assists)

•	5/3/10 Game 2 Eastern Conference Finals vs Celtics (24 points, 7 rebounds, 4 assists) *MVP Ceremony*

•	5/11/1- Game 5 ECF vs Celtics (15 points, 6 rebounds, 7 assists)

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 146 of 205

Notable Features:

•	White warmup shirt

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronJames2010WarmUpShirt going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 147 of 205

Schedule LIV to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 294

Series Designation of #DIRKNOWITZKIJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#DIRKNOWITZKIJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #DIRKNOWITZKIJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #DIRKNOWITZKIJERSEY until dissolution of #DIRKNOWITZKIJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #DIRKNOWITZKIJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #DIRKNOWITZKIJERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #DIRKNOWITZKIJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #DIRKNOWITZKIJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #DIRKNOWITZKIJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #DIRKNOWITZKIJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #DIRKNOWITZKIJERSEY sold at the Initial Offering of the #DIRKNOWITZKIJERSEY Interests (excluding the #DIRKNOWITZKIJERSEY Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 148 of 205

Other rights	Holders of #DIRKNOWITZKIJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #DIRKNOWITZKIJERSEY Interests.
Officers	There shall initially be no specific officers associated with #DIRKNOWITZKIJERSEY, although, the Managing Member may appoint Officers of #DIRKNOWITZKIJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #DirkNowitzkiJersey

Investment Overview

•	Upon completion of the SERIES #DirkNowitzkiJersey Offering, SERIES #DirkNowitzkiJersey will purchase a Dirk Nowitzki 2010-11 Game Worn Jersey (The “Underlying Asset” with respect to SERIES #DirkNowitzkiJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Dirk Nowitzki, widely considered one of the greatest Power Forwards of all time and the greatest European player of all time, is the only player to ever play for a single NBA franchise for 21 seasons, having spent his entire career with the Dallas Mavericks.

•	Dirk’s career achievements include 14x All Star, 4x All-NBA First Team, 2011 NBA Champion, 2007 NBA Most Valuable Player and is a surefire bet to become a first ballot Hall of Fame inductee in 2023.

Asset Description

Overview and authentication:

•	This offering contains the Dallas Mavericks Home Jersey worn by Dirk Nowitzki during the 2010-11 season.

•	The jersey has been photomatched for game use by Meigray and authenticated by the Dallas Mavericks.

•	Nowitzki finished the 2010-11 season averaging 23 points, 7 rebounds and 2 assists per game culminating in winning the NBA Championship that season.

Notable Features:

Mavericks Home Jersey from 2011 Championship season

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DirkNowitzkiJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 149 of 205

Schedule LV to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 295

Series Designation of #GARNETTSTPATRICKSDAYCELTICSJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GARNETTSTPATRICKSDAYCELTICSJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GARNETTSTPATRICKSDAYCELTICSJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #GARNETTSTPATRICKSDAYCELTICSJERSEY until dissolution of #GARNETTSTPATRICKSDAYCELTICSJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #GARNETTSTPATRICKSDAYCELTICSJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GARNETTSTPATRICKSDAYCELTICSJERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GARNETTSTPATRICKSDAYCELTICSJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #GARNETTSTPATRICKSDAYCELTICSJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 150 of 205

Number of #GARNETTSTPATRICKSDAYCELTICSJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GARNETTSTPATRICKSDAYCELTICSJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GARNETTSTPATRICKSDAYCELTICSJERSEY sold at the Initial Offering of the #GARNETTSTPATRICKSDAYCELTICSJERSEY Interests (excluding the #GARNETTSTPATRICKSDAYCELTICSJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #GARNETTSTPATRICKSDAYCELTICSJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GARNETTSTPATRICKSDAYCELTICSJERSEY Interests.
Officers	There shall initially be no specific officers associated with #GARNETTSTPATRICKSDAYCELTICSJERSEY, although, the Managing Member may appoint Officers of #GARNETTSTPATRICKSDAYCELTICSJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #GarnettStPatricksDayCelticsJersey

Investment Overview

•	Upon completion of the SERIES #GarnettStPatricksDayCelticsJersey Offering, SERIES #GarnettStPatricksDayCelticsJersey will purchase a Kevin Garnett 2012 St Patricks Day Game Worn Jersey (The “Underlying Asset” with respect to SERIES #GarnettStPatricksDayCelticsJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kevin Garnett won the 2008 NBA championship, was a 15-time NBA All-Star, a 12-time member of the All-Defensive Team, a 9-time member of the All-NBA Team, the 2008 Defensive Player of the Year and the 2004 NBA Most Valuable Player.

•	Inducted into Basketball Hall of Fame in 2020.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 151 of 205

Asset Description

Overview and authentication:

•	This offering contains the Boston Celtics “St. Patricks Day” Jersey worn by Kevin Garnett in 2012.

•	The jersey has been photomatched for game use by Meigray to the following games:

•	3/9/12 vs Trail Blazers (10 points, 8 rebounds, 4 assists)

•	3/11/12 vs Lakers (14 points, 11 rebounds, 5 assists)

•	3/14/12 vs Warriors (24 points, 7 rebounds, 5 assists)

•	3/16/12 vs Kings (10 points, 9 rebounds, 3 assists)

•	3/17/12 vs Nuggets (22 points, 9 rebounds, 5 assists)

Notable Features:

Celtics “St. Patricks Day” jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #GarnettStPatricksDayCelticsJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 152 of 205

Schedule LVI to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 296

Series Designation of #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH with effect from the effective date hereof and shall continue to act as the Managing Member of #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH until dissolution of #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 153 of 205

Number of #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH sold at the Initial Offering of the #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH Interests (excluding the #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH Interests acquired by any Person other than Investor Members).
Other rights	Holders of #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH Interests.
Officers	There shall initially be no specific officers associated with #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH, although, the Managing Member may appoint Officers of #DAVEBINGSIGNED50GREATESTNBAPLAYERSLITHOGRAPH from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #DaveBingSigned50GreatestNBAPlayersLithograph

Investment Overview

•	Upon completion of the SERIES #DaveBingSigned50GreatestNBAPlayersLithograph Offering, SERIES #DaveBingSigned50GreatestNBAPlayersLithograph will purchase a [] (The “Underlying Asset” with respect to SERIES #DaveBingSigned50GreatestNBAPlayersLithograph, as applicable), the specifications of which are set forth below.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 154 of 205

Athlete(s) Overview:

•	Kareem Abdul-Jabbar, Nate Archibald, Paul Arizin, Charles Barkley, Rick Barry, Elgin Baylor, Dave Bing, Larry Bird, Wilt Chamberlain, Bob Cousy, Dave Cowens, Billy Cunningham, Dave DeBusschere, Clyde Drexler, Julius Erving, Patrick Ewing, Walt Frazier, George Gervin, Hal Greer, John Havlicek, Elvin Hayes, Magic Johnson, Sam Jones, Michael Jordan, Jerry Lucas, Karl Malone, Moses Malone, Pete Maravich, Kevin McHale, George Mikan, Earl Monroe, Hakeem Olajuwon, Shaquille O’Neal, Robert Parish, Bob Pettit, Scottie Pippen, Willis Reed, Oscar Robertson, David Robinson, Bill Russell, Dolph Schayes, Bill Sharman, John Stockton, Isiah Thomas, Nate Thurmond, Wes Unseld, Bill Walton, Jerry West, Lenny Wilkens and James Worthy. Four players have passed away since the honor was bestowed upon them: Paul Arizin, Dave DeBusschere, Wilt Chamberlain and George Mikan.

Asset Description

Overview and authentication:

•	Each of the 50 players selected for the list were awarded with a specially designed color limited edition lithograph featuring headshots of themselves alongside the other 49 players chosen. Each lithograph also holds the autographs in pencil of all 50 players except for “Pistol Pete” Maravich, who passed away suddenly in 1988 from a heart attack. The 50th signature on each of the lithographs belongs to Commissioner David Stern on the bottom right side.

•	the overall item measures 45½” wide by 32½” high

•	LOA from PSA/DNA.

Notable Features:

Contains collection of autographs.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DaveBingSigned50GreatestNBAPlayersLithograph going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 155 of 205

Schedule LVII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 297

Series Designation of #KOBEFINALSEASONSNEAKERS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOBEFINALSEASONSNEAKERS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOBEFINALSEASONSNEAKERS with effect from the effective date hereof and shall continue to act as the Managing Member of #KOBEFINALSEASONSNEAKERS until dissolution of #KOBEFINALSEASONSNEAKERS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KOBEFINALSEASONSNEAKERS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOBEFINALSEASONSNEAKERS through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOBEFINALSEASONSNEAKERS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOBEFINALSEASONSNEAKERS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #KOBEFINALSEASONSNEAKERS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOBEFINALSEASONSNEAKERS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOBEFINALSEASONSNEAKERS sold at the Initial Offering of the #KOBEFINALSEASONSNEAKERS Interests (excluding the #KOBEFINALSEASONSNEAKERS Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KOBEFINALSEASONSNEAKERS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOBEFINALSEASONSNEAKERS Interests.
Officers	There shall initially be no specific officers associated with #KOBEFINALSEASONSNEAKERS, although, the Managing Member may appoint Officers of #KOBEFINALSEASONSNEAKERS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 156 of 205

Schedule 1

DESCRIPTION OF SERIES #KobeFinalSeasonSneakers

Investment Overview

•	Upon completion of the SERIES #KobeFinalSeasonSneakers Offering, SERIES #KobeFinalSeasonSneakers will purchase a Kobe Bryant Final Season Game Worn Nike Sneakers (The “Underlying Asset” with respect to SERIES #KobeFinalSeasonSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant spent his entire 20-year career with the Los Angeles Lakers.

•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	This offering contains the Nike sneakers worn by Kobe Bryant during the 2015-16 season, his last.

•	The shoes have been photomatched for game use by Meigray.

•	Bryant finished the 2015-16 season averaging 18 points, 4 rebounds and 3 assists per game culminating in a 60 point performance in his final game.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 157 of 205

Notable Features:

Nike sneakers

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeFinalSeasonSneakers going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 158 of 205

Schedule LVIII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 298

Series Designation of #KYRIEIRVINGNETSDEBUTSNEAKERS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KYRIEIRVINGNETSDEBUTSNEAKERS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KYRIEIRVINGNETSDEBUTSNEAKERS with effect from the effective date hereof and shall continue to act as the Managing Member of #KYRIEIRVINGNETSDEBUTSNEAKERS until dissolution of #KYRIEIRVINGNETSDEBUTSNEAKERS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KYRIEIRVINGNETSDEBUTSNEAKERS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KYRIEIRVINGNETSDEBUTSNEAKERS through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KYRIEIRVINGNETSDEBUTSNEAKERS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KYRIEIRVINGNETSDEBUTSNEAKERS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $60,000.
Number of #KYRIEIRVINGNETSDEBUTSNEAKERS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KYRIEIRVINGNETSDEBUTSNEAKERS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KYRIEIRVINGNETSDEBUTSNEAKERS sold at the Initial Offering of the #KYRIEIRVINGNETSDEBUTSNEAKERS Interests (excluding the #KYRIEIRVINGNETSDEBUTSNEAKERS Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KYRIEIRVINGNETSDEBUTSNEAKERS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KYRIEIRVINGNETSDEBUTSNEAKERS Interests.
Officers	There shall initially be no specific officers associated with #KYRIEIRVINGNETSDEBUTSNEAKERS, although, the Managing Member may appoint Officers of #KYRIEIRVINGNETSDEBUTSNEAKERS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 159 of 205

Schedule 1

DESCRIPTION OF SERIES #KyrieIrvingNetsDebutSneakers

Investment Overview

•	Upon completion of the SERIES #KyrieIrvingNetsDebutSneakers Offering, SERIES #KyrieIrvingNetsDebutSneakers will purchase a Kyrie Irving Brooklyn Nets Debut Game Worn Sneakers (The “Underlying Asset” with respect to SERIES #KyrieIrvingNetsDebutSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kyrie Irving, nicknamed “Uncle Drew” was the 1st overall pick of the 2011 NBA Draft by the Cleveland Cavaliers and spent the first 6 years of his career with the team.

•	Irving has been named to 7 All-Star Teams and 3 All-NBA Teams. He won the 2016 NBA Championship and as of the time of this writing was in the middle of the 2021 NBA Playoffs as a member of the Brooklyn Nets

•	He has also played for the United States national team, with which he won gold at the 2014 FIBA Basketball World Cup and the 2016 Summer Olympics.

•	In February 2020, he was elected vice-president of the National Basketball Players Association

Asset Description

Overview and authentication:

•	This offering contains the sneakers worn by Kyrie Irving during his Brooklyn Nets debut in 2020.

•	The sneakers have been photomatched for game use by Meigray.

•	Irving finished his debut game scoring 50 points as well as recording 8 rebounds and 7 assists.

•	Kyrie 5 Spongebob Pineapple House - Fit Test Tag

•	The left shoe has been inscribed “10/23 Whiplash”

•	The right shoe has been inscribed “D.A.K.L Mi <3 Amor, Te Amo !!”

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 160 of 205

Notable Features:

Both shoes are inscribed with handwritten phrases “10/23 Whiplash” and “D.A.K.L Mi Amor, Te Amo !!”

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KyrieIrvingNetsDebutSneakers going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 161 of 205

Schedule LIX to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 299

Series Designation of #KOBEBRYANTFINALASGBALL,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOBEBRYANTFINALASGBALL, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOBEBRYANTFINALASGBALL with effect from the effective date hereof and shall continue to act as the Managing Member of #KOBEBRYANTFINALASGBALL until dissolution of #KOBEBRYANTFINALASGBALL pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KOBEBRYANTFINALASGBALL shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOBEBRYANTFINALASGBALL through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOBEBRYANTFINALASGBALL from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOBEBRYANTFINALASGBALL Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #KOBEBRYANTFINALASGBALL Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOBEBRYANTFINALASGBALL Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOBEBRYANTFINALASGBALL sold at the Initial Offering of the #KOBEBRYANTFINALASGBALL Interests (excluding the #KOBEBRYANTFINALASGBALL Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KOBEBRYANTFINALASGBALL Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOBEBRYANTFINALASGBALL Interests.
Officers	There shall initially be no specific officers associated with #KOBEBRYANTFINALASGBALL, although, the Managing Member may appoint Officers of #KOBEBRYANTFINALASGBALL from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 162 of 205

Schedule 1

DESCRIPTION OF SERIES #KobeBryantFinalASGBall

Investment Overview

•	Upon completion of the SERIES #KobeBryantFinalASGBall Offering, SERIES #KobeBryantFinalASGBall will purchase a 2016 NBA All Star Game Used Ball - Signed by Stephen Curry and Klay Thompson - Kobe’s Final ASG (The “Underlying Asset” with respect to SERIES #KobeBryantFinalASGBall, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant spent his entire 20-year career with the Los Angeles Lakers.

•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	This offering is a basketball that was used in the 2016 NBA All Star Game, the final of Kobe Bryant’s career.

•	The ball is signed by Stephen Curry and Klay Thompson and was the final ball used in All Star Game play by Kobe Bryant.

•	Bryant finished the 2016 All Star Game with 10 points, 6 rebounds and 7 assists.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 163 of 205

Notable Features:

•	Official Spalding game ball bearing facsimile signature of commissioner David Stern

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeBryantFinalASGBall going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 164 of 205

Schedule LX to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 300

Series Designation of #KOBEBRYANT2001WARMUPJACKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOBEBRYANT2001WARMUPJACKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	June 28, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOBEBRYANT2001WARMUPJACKET with effect from the effective date hereof and shall continue to act as the Managing Member of #KOBEBRYANT2001WARMUPJACKET until dissolution of #KOBEBRYANT2001WARMUPJACKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #KOBEBRYANT2001WARMUPJACKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOBEBRYANT2001WARMUPJACKET through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOBEBRYANT2001WARMUPJACKET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOBEBRYANT2001WARMUPJACKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $225,000.

Number of #KOBEBRYANT2001WARMUPJACKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOBEBRYANT2001WARMUPJACKET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 165 of 205

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOBEBRYANT2001WARMUPJACKET sold at the Initial Offering of the #KOBEBRYANT2001WARMUPJACKET Interests (excluding the #KOBEBRYANT2001WARMUPJACKET Interests acquired by any Person other than Investor Members).

Other rights	Holders of #KOBEBRYANT2001WARMUPJACKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOBEBRYANT2001WARMUPJACKET Interests.

Officers	There shall initially be no specific officers associated with #KOBEBRYANT2001WARMUPJACKET, although, the Managing Member may appoint Officers of #KOBEBRYANT2001WARMUPJACKET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #KobeBryant2001WarmUpJacket

Investment Overview

•	Upon completion of the SERIES #KobeBryant2001WarmUpJacket Offering, SERIES #KobeBryant2001WarmUpJacket will purchase a Kobe Bryant 2001 NBA Finals Used Warm Up Jacket (The “Underlying Asset” with respect to SERIES #KobeBryant2001WarmUpJacket, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant spent his entire 20-year career with the Los Angeles Lakers.

•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	This offering is a Warm Up Jacket that was worn in the 2011 NBA Finals by Kobe Bryant

•	Authenticated by the Los Angeles Lakers and photomatched by Sports Investors Authentication to the following games:

•	November 1, 2000 - Kobe Received the 1st Championship Ring of his career while wearing this jacket (31 points, 4 rebounds, 5 assists)

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 166 of 205

•	January 15, 2000 vs Vancouver (26 points, 11 rebounds, 11 assists)

•	January 21, 2001 vs Miami (34 points, 8 rebounds)

•	June 8, 2001 Game 2 of the 2001 NBA Finals vs Philadelphia 76ers (31 points, 8 rebounds, 6 assists)

Notable Features:

Lakers warmup jacket

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeBryant2001WarmUpJacket going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 167 of 205

Schedule LXI to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 301

Series Designation of #KOBEBRYANTROOKIESNEAKERS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOBEBRYANTROOKIESNEAKERS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	June 28, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOBEBRYANTROOKIESNEAKERS with effect from the effective date hereof and shall continue to act as the Managing Member of #KOBEBRYANTROOKIESNEAKERS until dissolution of #KOBEBRYANTROOKIESNEAKERS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #KOBEBRYANTROOKIESNEAKERS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOBEBRYANTROOKIESNEAKERS through that certain Consignment Agreement dated as of June 15. 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOBEBRYANTROOKIESNEAKERS from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOBEBRYANTROOKIESNEAKERS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $160,000.

Number of #KOBEBRYANTROOKIESNEAKERS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOBEBRYANTROOKIESNEAKERS Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOBEBRYANTROOKIESNEAKERS sold at the Initial Offering of the #KOBEBRYANTROOKIESNEAKERS Interests (excluding the #KOBEBRYANTROOKIESNEAKERS Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 168 of 205

Other rights	Holders of #KOBEBRYANTROOKIESNEAKERS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOBEBRYANTROOKIESNEAKERS Interests.

Officers	There shall initially be no specific officers associated with #KOBEBRYANTROOKIESNEAKERS, although, the Managing Member may appoint Officers of #KOBEBRYANTROOKIESNEAKERS from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #KobeBryantRookieSneakers

Investment Overview

•	Upon completion of the SERIES #KobeBryantRookieSneakers Offering, SERIES #KobeBryantRookieSneakers will purchase a Kobe Bryant 1996-97 Rookie Season Game Worn Sneakers (The “Underlying Asset” with respect to SERIES #KobeBryantRookieSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant spent his entire 20-year career with the Los Angeles Lakers.

•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	This offering contains the sneakers worn by Kobe Bryant during his Los Angeles Lakers rookie season in 1996-97.

•	The sneakers are accompanied by letters from Tony Cerda, Mears, and Beckett for authentication.

•	Bryant finished his rookie season averaging 7 points, 5 rebounds and 5 assists in only 15.5 minutes per game.

•	The shoes are autographed by Kobe Bryant and inscribed “to tony (cerda)”

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 169 of 205

Notable Features:

Black and silver Adidas

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeBryantRookieSneakers going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 170 of 205

Schedule LXII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 302

Series Designation of #KOBEBRYANTROYALBLUEJORDANSNEAKERS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOBEBRYANTROYALBLUEJORDANSNEAKERS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	June 28, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOBEBRYANTROYALBLUEJORDANSNEAKERS with effect from the effective date hereof and shall continue to act as the Managing Member of #KOBEBRYANTROYALBLUEJORDANSNEAKERS until dissolution of #KOBEBRYANTROYALBLUEJORDANSNEAKERS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #KOBEBRYANTROYALBLUEJORDANSNEAKERS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOBEBRYANTROYALBLUEJORDANSNEAKERS through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOBEBRYANTROYALBLUEJORDANSNEAKERS from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOBEBRYANTROYALBLUEJORDANSNEAKERS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $110,000.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 171 of 205

Number of #KOBEBRYANTROYALBLUEJORDANSNEAKERS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOBEBRYANTROYALBLUEJORDANSNEAKERS Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOBEBRYANTROYALBLUEJORDANSNEAKERS sold at the Initial Offering of the #KOBEBRYANTROYALBLUEJORDANSNEAKERS Interests (excluding the #KOBEBRYANTROYALBLUEJORDANSNEAKERS Interests acquired by any Person other than Investor Members).

Other rights	Holders of #KOBEBRYANTROYALBLUEJORDANSNEAKERS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOBEBRYANTROYALBLUEJORDANSNEAKERS Interests.

Officers	There shall initially be no specific officers associated with #KOBEBRYANTROYALBLUEJORDANSNEAKERS, although, the Managing Member may appoint Officers of #KOBEBRYANTROYALBLUEJORDANSNEAKERS from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #KobeBryantRoyalBlueJordanSneakers

Investment Overview

•	Upon completion of the SERIES #KobeBryantRoyalBlueJordanSneakers Offering, SERIES #KobeBryantRoyalBlueJordanSneakers will purchase a Kobe Bryant Signed and Game Worn Royal Blue Jordan 12 Sneakers (The “Underlying Asset” with respect to SERIES #KobeBryantRoyalBlueJordanSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant spent his entire 20-year career with the Los Angeles Lakers.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 172 of 205

•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Asset Description

Overview and authentication:

•	This offering contains the sneakers worn by Kobe Bryant during his “sneaker free agency”.

•	The sneakers are authenticated and photomatched by Meigray to 12/28/03 vs Celtics (11 points, 5 rebounds, 6 assists)

•	Air Jordan XII Retro “French Blue” basketball shoes

Notable Features:

Royal Blue Jordan 12 Sneakers

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeBryantRoyalBlueJordanSneakers going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 173 of 205

Schedule LXIII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 303

Series Designation of #KARLMALONE1992JAZZJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KARLMALONE1992JAZZJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KARLMALONE1992JAZZJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #KARLMALONE1992JAZZJERSEY until dissolution of #KARLMALONE1992JAZZJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KARLMALONE1992JAZZJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KARLMALONE1992JAZZJERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KARLMALONE1992JAZZJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KARLMALONE1992JAZZJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #KARLMALONE1992JAZZJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KARLMALONE1992JAZZJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KARLMALONE1992JAZZJERSEY sold at the Initial Offering of the #KARLMALONE1992JAZZJERSEY Interests (excluding the #KARLMALONE1992JAZZJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KARLMALONE1992JAZZJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KARLMALONE1992JAZZJERSEY Interests.
Officers	There shall initially be no specific officers associated with #KARLMALONE1992JAZZJERSEY, although, the Managing Member may appoint Officers of #KARLMALONE1992JAZZJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 174 of 205

Schedule 1

DESCRIPTION OF SERIES #KarlMalone1992JazzJersey

Investment Overview

•	Upon completion of the SERIES #KarlMalone1992JazzJersey Offering, SERIES #KarlMalone1992JazzJersey will purchase a Karl Malone 1991-92 Utah Jazz Game Worn Jersey (The “Underlying Asset” with respect to SERIES #KarlMalone1992JazzJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Karl Malone, nicknamed “The Mailman”, is widely considered one of the greatest Power Forwards to ever play in the NBA.

•	He was drafted in 1985 by the Utah Jazz with the 15th Overall pick, spending the first 18 years of his career with the team.

•	Malone was named to 14 All-Star Teams and 14 All-NBA Teams during his career, along with the 1997 and 1999 NBA MVPs.

•	His 36,928 career points scored rank second all-time in NBA history behind Kareem Abdul-Jabbar, and he holds the records for most free throws attempted and made, in addition to being tied for the second-most first-team All-NBA selections with Kobe Bryant and behind LeBron James.

•	He was inducted into the Basketball Hall of Fame in 2010.

Asset Description

Overview and authentication:

•	This offering contains the jersey worn by Karl Malone for the 1991-92 NBA Season.

•	The jersey has been photomatched for game use by Meigray

•	Malone finished the 1991-92 season averaging 28 points, 11 rebounds and 3 assists per game.

•	Photo matched to games from the 1991-92 season versus the Nuggets, Jazz and Trailblazers

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 175 of 205

Notable Features:

•	Utah Jazz 1991-92 Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KarlMalone1992JazzJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 176 of 205

Schedule LXIV to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 304

Series Designation of #MBAPPEORANGECHROME9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MBAPPEORANGECHROME9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MBAPPEORANGECHROME9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #MBAPPEORANGECHROME9.5 until dissolution of #MBAPPEORANGECHROME9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MBAPPEORANGECHROME9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MBAPPEORANGECHROME9.5 through that certain Consignment Agreement dated as of June 13, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MBAPPEORANGECHROME9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MBAPPEORANGECHROME9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #MBAPPEORANGECHROME9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MBAPPEORANGECHROME9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MBAPPEORANGECHROME9.5 sold at the Initial Offering of the #MBAPPEORANGECHROME9.5 Interests (excluding the #MBAPPEORANGECHROME9.5 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MBAPPEORANGECHROME9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MBAPPEORANGECHROME9.5 Interests.
Officers	There shall initially be no specific officers associated with #MBAPPEORANGECHROME9.5, although, the Managing Member may appoint Officers of #MBAPPEORANGECHROME9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 177 of 205

Schedule 1

DESCRIPTION OF SERIES #MbappeOrangeChrome9.5

Investment Overview

•	Upon completion of the SERIES #MbappeOrangeChrome9.5 Offering, SERIES #MbappeOrangeChrome9.5 will purchase a Kylian Mbappe 2017-18 Topps Chrome UEFA Champions League Orange Refractor BGS 9.5 (The “Underlying Asset” with respect to SERIES #MbappeOrangeChrome9.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kylian Mbappe is a French professional footballer who plays as a forward for Ligue 1 club Paris Saint-Germain as well as the French National Team.

•	Considered one of the most promising and electrifying young players in the world at only 22 years of age, Mbappe became the youngest French player to score at a World Cup, and became the second teenager, after Pelé, to score in a World Cup Final in 2018.

•	Mbappé won three Ligue 1 titles, three Coupe de France titles, was named Ligue 1 Player of the Year twice, and has finished as Ligue 1 top scorer for three consecutive seasons. He is also the third-highest goalscorer in Paris Saint-Germain history.

Asset Description

Overview and authentication:

•	This offering contains a 2017-18 Topps Chrome UEFA Champions League Orange Refractor.

•	Graded a 9.5 by BGS, this card is one of 3 to receive that grade with only 2 graded higher.

•	The Orange Refractor is one of the rarest variations, numbered out of only 25.

•	PWCC describes a gold refractor (which is /50) as “by far, one of his most attractive rookie cards...All told, we love the investment future on this card and strongly feel that Mbappe will be one of the all-time greats. This card could very well double in value should PSG win the Champions League soon. Only deserving of the finest portfolio.” (https://www.pwccmarketplace.com/items/2387620)

Notable Features:

The card features Kylian Mbappe in his blue uniform against an orange background

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MbappeOrangeChrome9.5 going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 178 of 205

Schedule LXV to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 305

Series Designation of #MAHOMESCAMOPSA10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAHOMESCAMOPSA10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAHOMESCAMOPSA10 with effect from the effective date hereof and shall continue to act as the Managing Member of #MAHOMESCAMOPSA10 until dissolution of #MAHOMESCAMOPSA10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MAHOMESCAMOPSA10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAHOMESCAMOPSA10 through that certain Consignment Agreement dated as of June 14, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAHOMESCAMOPSA10 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAHOMESCAMOPSA10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $110,000.
Number of #MAHOMESCAMOPSA10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAHOMESCAMOPSA10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAHOMESCAMOPSA10 sold at the Initial Offering of the #MAHOMESCAMOPSA10 Interests (excluding the #MAHOMESCAMOPSA10 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #MAHOMESCAMOPSA10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAHOMESCAMOPSA10 Interests.
Officers	There shall initially be no specific officers associated with #MAHOMESCAMOPSA10, although, the Managing Member may appoint Officers of #MAHOMESCAMOPSA10 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 179 of 205

Schedule 1

DESCRIPTION OF SERIES #MahomesCamoPSA10

Investment Overview #MahomesCamoPSA10

•	Upon completion of the SERIES #MahomesCamoPSA10 Offering, SERIES #MahomesCamoPSA10 will purchase a Patrick Mahomes 2017 Panini Prizm Camo Refractor PSA 10 (The “Underlying Asset” with respect to SERIES #MahomesCamoPSA10, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	The son of a former Major League Baseball player and the undisputed new “face of the NFL”, Patrick Mahomes II has quickly established himself as one of the most electrifying QBs in the game.

•	After spending his rookie season as the backup to Alex Smith he went on to win NFL Offensive Player of the Year and the NFL MVP in his first year as a starter.

•	In his 3rd season he led the Chiefs to a Super Bowl Victory and Super Bowl MVP award, following that up this past season with another Super Bowl trip eventually losing to Tom Brady and the Buccaneers.

•	Mahomes recently signed the 2nd most expensive contract in sporting history with a 10 year contract totalling $503M including bonuses, was named to Time’s 100 Most Influential People of 2020 and is a part owner of the Kansas City Royals baseball franchise.

Asset Description

Overview and authentication:

•	The offering contains a 2017 Panini Prizm Patrick Mahomes Camo Refractor with a grade of PSA 10.

•	The Camo Refractor Prizm is one of the most sought after variations, numbered out of 25.

•	This PSA 10 is one of 5 to receive the grade out of 13 graded examples.

•	The most recent recorded sale of a PSA 10 Camo Refractor Mahomes was $8,250 on 4/11/20.

•	CardLadder tracks PSA 10 Silver Mahomes’ as rising from $1,600 on 4/12/20 to $8,575 on 6/11/21, a 435% increase over that time.

Notable Features:

The card features Patrick Mahomes in his Chiefs uniform set within a camouflage border.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MahomesCamoPSA10 going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 180 of 205

Schedule LXVI to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 306

Series Designation of #LEBRONMELOBOSH2008TRIPLELOGOMAN,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRONMELOBOSH2008TRIPLELOGOMAN, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRONMELOBOSH2008TRIPLELOGOMAN with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRONMELOBOSH2008TRIPLELOGOMAN until dissolution of #LEBRONMELOBOSH2008TRIPLELOGOMAN pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRONMELOBOSH2008TRIPLELOGOMAN shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRONMELOBOSH2008TRIPLELOGOMAN through that certain Consignment Agreement dated as of June 14, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRONMELOBOSH2008TRIPLELOGOMAN from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRONMELOBOSH2008TRIPLELOGOMAN Interests the Company can issue may not exceed the purchase price, in the aggregate, of $350,000.
Number of #LEBRONMELOBOSH2008TRIPLELOGOMAN Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRONMELOBOSH2008TRIPLELOGOMAN Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRONMELOBOSH2008TRIPLELOGOMAN sold at the Initial Offering of the #LEBRONMELOBOSH2008TRIPLELOGOMAN Interests (excluding the #LEBRONMELOBOSH2008TRIPLELOGOMAN Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LEBRONMELOBOSH2008TRIPLELOGOMAN Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRONMELOBOSH2008TRIPLELOGOMAN Interests.
Officers	There shall initially be no specific officers associated with #LEBRONMELOBOSH2008TRIPLELOGOMAN, although, the Managing Member may appoint Officers of #LEBRONMELOBOSH2008TRIPLELOGOMAN from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 181 of 205

Schedule 1

DESCRIPTION OF SERIES #LeBronMeloBosh2008TripleLogoMan

Investment Overview

•	Upon completion of the SERIES #LeBronMeloBosh2008TripleLogoMan Offering, SERIES #LeBronMeloBosh2008TripleLogoMan will purchase a LeBron James, Carmelo Anthony & Chris Bosh 2008 Triple Logoman (The “Underlying Asset” with respect to SERIES #LeBronMeloBosh2008TripleLogoMan, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	LeBron James, Carmelo Anthony and Chris Bosh are considered some of the greatest basketball players and scorers of all-time. They were all drafted in the 2003 NBA Draft, a draft many consider to be the best of all time.

•	LeBron James is one the greatest basketball players of all time, and certainly one of the America’s most influential and popular athletes of his generation. He has won 3 NBA Championships, 4 MVP awards, and is the 3x AP Athlete of the Year.

•	Carmelo Anthony is considered one of the greatest scoring forwards of all time. He has been named an NBA All-Star ten times and an All-NBA Team member six times. He played college basketball for the Syracuse Orange, winning a national championship as a freshman in 2003 while being named the NCAA Tournament's Most Outstanding Player.

•	Chris Bosh is one of the most dominant players of his generation, selected by the Toronto Raptors with the 4th overall pick of the 2003 NBA Draft. Bosh won two NBA championships, was a 11-time NBA All-Star, a member of the 2007 All-NBA Team and the 2004 All-Rookie Team.

Asset Description

Overview and authentication:

•	This 2008 Upper Deck Exquisite card features the most coveted jersey patches in the entire hobby, the NBA logo (also known as the “logoman patch”, for LeBron James, Carmelo Anthony and Chris Bosh.

•	“Logoman” cards are without a doubt the most sought after in all of Basketball, often fetching premium record-breaking prices at auction.

•	Some recent examples of record-breaking logoman sales are $1.8M for Giannis Antetoukompo, $1.29M for LeBron James and $1.02M for Anthony Davis

•	A congratulatory statement on the card's back attests to the authenticity of genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features NBA Logoman patches from LeBron James, Carmelo Anthony and Chris Bosh as well as a “1/1” stamp from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronMeloBosh2008TripleLogoMan going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 182 of 205

Schedule LXVII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 307

Series Designation of #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY until dissolution of #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 183 of 205

Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $260,000.
Number of #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY sold at the Initial Offering of the #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY Interests (excluding the #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY Interests.
Officers	There shall initially be no specific officers associated with #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY, although, the Managing Member may appoint Officers of #LAMELOBALLYOUNGESTTRIPLEDOUBLENBAHISTORYJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 184 of 205

Schedule 1

DESCRIPTION OF SERIES #LaMeloBallYoungestTripleDoubleNBAHistoryJersey

Investment Overview

•	Upon completion of the SERIES #LaMeloBallYoungestTripleDoubleNBAHistoryJersey Offering, SERIES #LaMeloBallYoungestTripleDoubleNBAHistoryJersey will purchase a LaMelo Ball Game Worn Rookie Jersey - Youngest Triple Double in History (1/9/21) (The “Underlying Asset” with respect to SERIES #LaMeloBallYoungestTripleDoubleNBAHistoryJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	LaMelo Ball was selected with the 3rd overall pick of the 2020 NBA Draft by the Charlotte Hornets.

•	A former UCLA commit, he was a five-star recruit but chose to forgo college basketball amid eligibility concerns and play in Australia for the Illawarra Hawks of the National Basketball League (NBL) in 2019, winning NBL Rookie of the Year.

•	Named 2020-21 NBA Rookie of the Year while averaging 16 points, 6 rebounds and 6 assists per game.

•	Younger brother of New Orleans Pelicans PG Lonzo Ball.

Asset Description

Overview and authentication:

•	This offering contains the jersey worn by LaMelo Ball on January 9th, 2021 in which he became the youngest player in NBA history to record a Triple-Double at the age of 19.

•	He finished the game versus the Atlanta Hawks with 22 points, 12 rebounds and 11 assists.

•	The jersey has been photomatched for game use by Meigray

Notable Features:

Blue Home Hornets Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LaMeloBallYoungestTripleDoubleNBAHistoryJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 185 of 205

Schedule LXVIII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 308

Series Designation of #LEBRON07-08CAVSJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRON07-08CAVSJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRON07-08CAVSJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRON07-08CAVSJERSEY until dissolution of #LEBRON07-08CAVSJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRON07-08CAVSJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRON07-08CAVSJERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRON07-08CAVSJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRON07-08CAVSJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $350,000.
Number of #LEBRON07-08CAVSJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRON07-08CAVSJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRON07-08CAVSJERSEY sold at the Initial Offering of the #LEBRON07-08CAVSJERSEY Interests (excluding the #LEBRON07-08CAVSJERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LEBRON07-08CAVSJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRON07-08CAVSJERSEY Interests.
Officers	There shall initially be no specific officers associated with #LEBRON07-08CAVSJERSEY, although, the Managing Member may appoint Officers of #LEBRON07-08CAVSJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 186 of 205

Schedule 1

DESCRIPTION OF SERIES #LeBron07-08CavsJersey

Investment Overview

•	Upon completion of the SERIES #LeBron07-08CavsJersey Offering, SERIES #LeBron07-08CavsJersey will purchase a LeBron James 2007-08 Cleveland Cavaliers Game Worn Jersey (The “Underlying Asset” with respect to SERIES #LeBron07-08CavsJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	This offering contains the jersey worn by LeBron James during the 2007-08 NBA season.

•	James finished the 2007-08 season averaging 27 points, 7 rebounds and 6 assists per game.

•	The jersey has been photomatched for game use by Meigray to the following games

•	10/25/07 vs Raptors

•	10/26/07 vs Celtics

•	11/4/07 vs Suns

•	11/6/07 vs Warriors

•	11/14/07 vs Magic

•	11/21/07 vs Timberwolves

•	11/25/07 vs Pacers

•	12/19/07 vs Knicks

•	12/29/07 vs Hornets

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 187 of 205

Notable Features:

Jersey shows heavy game use

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBron07-08CavsJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 188 of 205

Schedule LXIX to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 309

Series Designation of #IVERSONMVPJERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#IVERSONMVPJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #IVERSONMVPJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #IVERSONMVPJERSEY until dissolution of #IVERSONMVPJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #IVERSONMVPJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #IVERSONMVPJERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #IVERSONMVPJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #IVERSONMVPJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $130,000.
Number of #IVERSONMVPJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #IVERSONMVPJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #IVERSONMVPJERSEY sold at the Initial Offering of the #IVERSONMVPJERSEY Interests (excluding the #IVERSONMVPJERSEY Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 189 of 205

Other rights	Holders of #IVERSONMVPJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #IVERSONMVPJERSEY Interests.
Officers	There shall initially be no specific officers associated with #IVERSONMVPJERSEY, although, the Managing Member may appoint Officers of #IVERSONMVPJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #IversonMVPJersey

Investment Overview

•	Upon completion of the SERIES #IversonMVPJersey Offering, SERIES #IversonMVPJersey will purchase a Allen Iverson 2001 MVP Season Game Worn Jersey - Photomatched to ECF (The “Underlying Asset” with respect to SERIES #IversonMVPJersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Allen Iverson, nicknamed “AI” and “The Answer”, is universally considered to be one of the greatest basketball players in NBA history.

•	Selected with the 1st overall pick in the 1996 NBA Draft by the Philadelphia 76ers.

•	Iverson was named to 11 All-Star Teams and 7 All-NBA Teams in addition to winning the 1997 NBA Rookie of the Year, 2001 NBA Most Valuable Player and the All-Star Game MVP in 2001 and 2005.

•	He was rated the fifth-greatest NBA shooting guard of all time by ESPN in 2008 and inducted into the Basketball Hall of Fame in 2016.

Asset Description

Overview and authentication:

•	This offering contains the jersey worn by Allen Iverson during his MVP Season in 2001.

•	Iverson finished the 2000-01 season averaging 31 points, 4 rebounds and 5 assists per game.

•	The jersey has been photomatched for game use by Meigray to May 28, 2001 vs Milwaukee Bucks in the Eastern Conference Finals

•	Iverson finished the game with 28 points, 5 rebounds and 8 assists in an 89-83 victory.

Notable Features:

Philadelphia 76ers Game Worn Jersey

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #IversonMVPJersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 190 of 205

Schedule LXX to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 310

Series Designation of #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS with effect from the effective date hereof and shall continue to act as the Managing Member of #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS until dissolution of #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 191 of 205

Number of #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS sold at the Initial Offering of the #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS Interests (excluding the #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS Interests acquired by any Person other than Investor Members).
Other rights	Holders of #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS Interests.
Officers	There shall initially be no specific officers associated with #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS, although, the Managing Member may appoint Officers of #LEBRON2019LAKERSCHAMPIONSHIPYEARSNEAKERS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #LeBron2019LakersChampionshipYearSneakers

Investment Overview

•	Upon completion of the SERIES #LeBron2019LakersChampionshipYearSneakers Offering, SERIES #LeBron2019LakersChampionshipYearSneakers will purchase a LeBron James 2019 Championship Season Game Worn Sneakers (The “Underlying Asset” with respect to SERIES #LeBron2019LakersChampionshipYearSneakers, as applicable), the specifications of which are set forth below.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 192 of 205

Athlete(s) Overview:

•	Frequently discussed as one of the greatest basketball players of all time, LeBron James is certainly one of America’s most influential and popular athletes of his generation.

•	James has won three NBA Championships, three NBA Finals MVP Awards, and four NBA’s Most Valuable Player Awards.

•	James is the three-time AP Athlete of the Year and two-time Sports Illustrated Sportsperson of the Year.

•	After winning two championships with the Miami Heat, LeBron triumphantly returned to the Cavaliers and brought the city of Cleveland its first major professional sports championship since 1964, and the first ever championship won by the Cleveland Cavaliers franchise.

Asset Description

Overview and authentication:

•	This offering contains the sneakers worn by Lebron James during his Championship Season in 2019.

•	James finished the 2019-20 season averaging 25 points, 8 rebounds and 10 assists per game, culminating in winning the NBA Championship.

•	These sneakers have been photomatched for game use by Meigray and have been signed and inscribed by LeBron James

•	Worn 12/17/19 vs Pacers (20 points, 9 rebounds, 9 assists)

•	LeBron XVII Low (Multi/White-Black) Basketball shoes.

Notable Features:

Sneakers worn during 2019 Championship season

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBron2019LakersChampionshipYearSneakers going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 193 of 205

Schedule LXXI to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 311

Series Designation of #KOBEBRYANTFIRSTWHITE#24JERSEY,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOBEBRYANTFIRSTWHITE#24JERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOBEBRYANTFIRSTWHITE#24JERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #KOBEBRYANTFIRSTWHITE#24JERSEY until dissolution of #KOBEBRYANTFIRSTWHITE#24JERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KOBEBRYANTFIRSTWHITE#24JERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOBEBRYANTFIRSTWHITE#24JERSEY through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOBEBRYANTFIRSTWHITE#24JERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOBEBRYANTFIRSTWHITE#24JERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $825,000.
Number of #KOBEBRYANTFIRSTWHITE#24JERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOBEBRYANTFIRSTWHITE#24JERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 194 of 205

Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOBEBRYANTFIRSTWHITE#24JERSEY sold at the Initial Offering of the #KOBEBRYANTFIRSTWHITE#24JERSEY Interests (excluding the #KOBEBRYANTFIRSTWHITE#24JERSEY Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KOBEBRYANTFIRSTWHITE#24JERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOBEBRYANTFIRSTWHITE#24JERSEY Interests.
Officers	There shall initially be no specific officers associated with #KOBEBRYANTFIRSTWHITE#24JERSEY, although, the Managing Member may appoint Officers of #KOBEBRYANTFIRSTWHITE#24JERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #KobeBryantFirstWhite#24Jersey

Investment Overview #KobeBryantFirstWhite#24Jersey

•	Upon completion of the SERIES #KobeBryantFirstWhite#24Jersey Offering, SERIES #KobeBryantFirstWhite#24Jersey will purchase a Kobe Bryant 2006-07 White Los Angeles Lakers Game Worn Jersey - First White #24 Jersey (The “Underlying Asset” with respect to SERIES #KobeBryantFirstWhite#24Jersey, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Kobe Bryant is one of the most beloved and accomplished basketball players to ever play the game.

•	Bryant spent his entire 20-year career with the Los Angeles Lakers.

•	Bryant helped the Lakers win five NBA championships, and was an 18-time All-Star, a 15-time member of the All-NBA Team, a 12-time member of the All-Defensive Team, the 2008 NBA Most Valuable Player (MVP), and a two-time NBA Finals MVP. Bryant also led the NBA in scoring twice, and ranks fourth on the league's all-time regular season scoring and all-time postseason scoring lists.

•	Bryant is the all-time leading scorer in Lakers franchise history. He was also the first guard in NBA history to play at least 20 seasons. His 18 All-Star designations are the second most all time, while it is the record for most consecutive appearances as a starter. Bryant's four All-Star Game MVP Awards are tied with Bob Pettit for the most in NBA history.

•	Bryant tragically died at age 41, along with his 13-year-old daughter Gianna and seven others, in a helicopter crash in Calabasas, California in 2020. Their memories will forever live on in the hearts and minds of sports fans.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 195 of 205

Asset Description

Overview and authentication:

•	This offering contains the first White Lakers jersey worn by Kobe Bryant after changing his number from 8 to 24.

•	Kobe Bryant changed his jersey number from 8 to 24 following the 2004-05 season.

•	In his first season wearing #24 Bryant averaged 35 points, 5 rebounds and 5 assists per game.

•	The jersey has been photomatched for game use by Meigray for over THREE MONTHS of usage including the following games

•	November 12, 2006 vs Memphis Grizzlies

•	November 19, 2006 vs Chicago Bulls

•	November 26, 2006 vs New Jersey Nets

•	December 10, 2006 vs San Antonio Spurs

•	Decemeber 17, 2006 vs Wizards

•	December 31, 2006 vs 76ers

•	January 7, 2007 vs Mavericks

•	January 28, 2007 vs San Antonio Spurs

Notable Features:

First White jersey worn by Kobe Bryant after changing number to 24 from 8.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeBryantFirstWhite#24Jersey going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 196 of 205

Schedule LXXII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 312

Series Designation of #EDDIEPLANKT206PSA4,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#EDDIEPLANKT206PSA4, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #EDDIEPLANKT206PSA4 with effect from the effective date hereof and shall continue to act as the Managing Member of #EDDIEPLANKT206PSA4 until dissolution of #EDDIEPLANKT206PSA4 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #EDDIEPLANKT206PSA4 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #EDDIEPLANKT206PSA4 through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #EDDIEPLANKT206PSA4 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #EDDIEPLANKT206PSA4 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $400,000.
Number of #EDDIEPLANKT206PSA4 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #EDDIEPLANKT206PSA4 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #EDDIEPLANKT206PSA4 sold at the Initial Offering of the #EDDIEPLANKT206PSA4 Interests (excluding the #EDDIEPLANKT206PSA4 Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 197 of 205

Other rights	Holders of #EDDIEPLANKT206PSA4 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #EDDIEPLANKT206PSA4 Interests.
Officers	There shall initially be no specific officers associated with #EDDIEPLANKT206PSA4, although, the Managing Member may appoint Officers of #EDDIEPLANKT206PSA4 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #EddiePlankT206PSA4

Investment Overview #EddiePlankT206PSA4

•	Upon completion of the SERIES #EddiePlankT206PSA4 Offering, SERIES #EddiePlankT206PSA4 will purchase a Eddie Plank T-206 PSA 4 (The “Underlying Asset” with respect to SERIES #EddiePlankT206PSA4, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	PSA described Eddie Plank as “one of the greatest pitchers of all time, “Gettysburg Eddie” Plank was a crafty lefty with stuff that was not overpowering.” (https://www.psacard.com/cardfacts/baseball-cards/1909-1911-t206-white-border/eddie-plank/18047)

•	They go on to say “The first lefthander to win 300 games, Plank amassed 2,246 strikeouts over his illustrious career, and had some phenomenal seasons, winning 20 games on eight occasions. His career 326 wins ranks 13th in MLB history...Plank is the all-time leader in complete games for lefties and his 69 shutouts remain a southpaw record.”

Asset Description

Overview and authentication:

•	PSA CardFacts states, “This is the second most desirable card in the famed T206 set and the only pose of the HOF pitcher. To this day, there is no clear explanation for the rarity of this card, a card that is nearly as tough as the Honus Wagner from the same set. The most prevalent theory is that the card suffered from a poor printing plate, resulting in many of the cards being destroyed since they could not pass quality control.” (https://www.psacard.com/cardfacts/baseball-cards/1909-1911-t206-white-border/eddie-plank/18047)

•	They continue, “many of the known examples are found with poor centering from top to bottom. The centering can be so severe that it will cut into the text along the bottom.”

•	Graded a PSA 4, this card is one of 8 to receive the grade with only 10 graded higher out of 70 total submissions to PSA.

•	VCP pricing guide tracks the most recent sale of a PSA 4 as $92,880 on 10/11/19.

•	Additionally VCP tracks the 2 most recent sales of PSA 3 as $84,000 on 9/19/19 and more recently $162,360 on 5/23/21 representing a 93% increase over that time.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 198 of 205

Notable Features:

Features a portrait of Eddie Plank in his Athletics uniform surrounded by a white border.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #EddiePlankT206PSA4 going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 199 of 205

Schedule LXXIII to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 313

Series Designation of #GIANNIS48POINTGAMESNEAKERS,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GIANNIS48POINTGAMESNEAKERS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GIANNIS48POINTGAMESNEAKERS with effect from the effective date hereof and shall continue to act as the Managing Member of #GIANNIS48POINTGAMESNEAKERS until dissolution of #GIANNIS48POINTGAMESNEAKERS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #GIANNIS48POINTGAMESNEAKERS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GIANNIS48POINTGAMESNEAKERS through that certain Consignment Agreement dated as of June 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GIANNIS48POINTGAMESNEAKERS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #GIANNIS48POINTGAMESNEAKERS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $35,000.
Number of #GIANNIS48POINTGAMESNEAKERS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GIANNIS48POINTGAMESNEAKERS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GIANNIS48POINTGAMESNEAKERS sold at the Initial Offering of the #GIANNIS48POINTGAMESNEAKERS Interests (excluding the #GIANNIS48POINTGAMESNEAKERS Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 200 of 205

Other rights	Holders of #GIANNIS48POINTGAMESNEAKERS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GIANNIS48POINTGAMESNEAKERS Interests.
Officers	There shall initially be no specific officers associated with #GIANNIS48POINTGAMESNEAKERS, although, the Managing Member may appoint Officers of #GIANNIS48POINTGAMESNEAKERS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #Giannis48PointGameSneakers

Investment Overview

•	Upon completion of the SERIES #Giannis48PointGameSneakers Offering, SERIES #Giannis48PointGameSneakers will purchase a Giannis Antetokuonmpo Game Worn and Autographed Sneakers - 48 Point Game (12/16/19) (The “Underlying Asset” with respect to SERIES #Giannis48PointGameSneakers, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Giannis Antetokounmpo, also known as “The Greek Freak”, is a Greek professional basketball player for the Milwaukee Bucks and universally considered one of the most promising young players in the NBA today.

•	In 2016–17 he led the Bucks in all five major statistical categories and became the first player in NBA history to finish a regular season in the top 20 in all five statistics of total points, rebounds, assists, steals, and blocks. He received the Most Improved Player award in 2017

•	Antetokounmpo has received five All-Star selections, including being selected as an All-Star captain in 2019 and 2020

•	Antetokounmpo won back-to-back NBA Most Valuable Player Awards in 2019 and 2020, joining Kareem Abdul-Jabbar and LeBron James as the only players in NBA history to win two MVPs before turning 26. Along with his MVP award, he was also named the NBA Defensive Player of the Year in 2020, becoming only the third player after Michael Jordan (1988) and Hakeem Olajuwon (1994) to win both awards in the same season.

Asset Description

Overview and authentication:

•	This offering contains the sneakers worn by Giannis Antetokuonmpo on 12/16/19.

•	Giannis scored 48 points that game with 14 rebounds and 4 assists.

•	These sneakers have been photomatched for game use by Meigray.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 201 of 205

Notable Features:

Photomatched by Meigray

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Giannis48PointGameSneakers going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 202 of 205

Schedule LXXIV to Twelfth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 314

Series Designation of #JACKIELEAF3.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JACKIELEAF3.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	June 28, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JACKIELEAF3.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #JACKIELEAF3.5 until dissolution of #JACKIELEAF3.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JACKIELEAF3.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JACKIELEAF3.5 through that certain Consignment Agreement dated as of June 17, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JACKIELEAF3.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JACKIELEAF3.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $55,000.
Number of #JACKIELEAF3.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JACKIELEAF3.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JACKIELEAF3.5 sold at the Initial Offering of the #JACKIELEAF3.5 Interests (excluding the #JACKIELEAF3.5 Interests acquired by any Person other than Investor Members).

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 203 of 205

Other rights	Holders of #JACKIELEAF3.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JACKIELEAF3.5 Interests.
Officers	There shall initially be no specific officers associated with #JACKIELEAF3.5, although, the Managing Member may appoint Officers of #JACKIELEAF3.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

DESCRIPTION OF SERIES #JackieLeaf3.5

Investment Overview

•	Upon completion of the SERIES #JackieLeaf3.5 Offering, SERIES #JackieLeaf3.5 will purchase a 1948 Leaf Jackie Robinson PSA 3.5 (The “Underlying Asset” with respect to SERIES #JackieLeaf3.5, as applicable), the specifications of which are set forth below.

Athlete(s) Overview:

•	Jackie Robinson is not just a baseball hero, but an American hero.

•	As a pioneer who broke baseball’s color barrier in 1947, he raised hopes and opportunities for the second half of the 20th century.

•	Robinson was a central figure in the Brooklyn Dodgers’ National League Dynasty, playing in six World Series and taking the boroughs only title in 1955.

•	He finished his illustrious and historic career with the following accolades: 6x All Star, NL MVP, MLB Rookie of the Year, NL Batting Champion, and 2x NL Stolen Base Leader.

•	His jersey number 42 is retired by all MLB teams. In addition, Robinson was selected to the Baseball Hall of Fame and the Major League Baseball All-Century Team.

Asset Description

Overview and authentication:

•	PSA writes, “This is the only true rookie card of baseball's first African-American representative and hero to all. You cannot say enough about the importance of this man or this card” (https://www.psacard.com/cardfacts/baseball-cards/1948-leaf/jackie-robinson-79/21593)

•	PSA continues, “This card, in addition to being one of the keys to the Leaf set, is also one of the issue's more difficult cards. It usually suffers from poor print quality and color. Black print defects can severely hinder the eye-appeal in the light background, and the background itself often exhibits a faint or dull yellow color.” (https://www.psacard.com/cardfacts/baseball-cards/1948-leaf/jackie-robinson-79/21593)

•	This 1948 Leaf rookie card of Jackie Robinson received a grade of 3.5 from PSA as well as a PWCC designation for the top 30% of cards on their eye appeal scale.

•	Of the 1,413 total submissions of this card to PSA, 43 have received a 3.5 grade, there are no PSA 10 examples of this card currently in existence.

•	This iconic card possesses a vivid yellow background and bright blue hat, exceptional coloring for this card.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 204 of 205

Notable Features:

Rated in the top 30% by PWCC Eye Appeal Scale

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JackieLeaf3.5 going forward.

Schedules to Twelfth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 205 of 205